PROSPECTUS

February 28, 2012

GOTTEX MULTI-ASSET FUNDS
Gottex Multi-Asset Endowment Fund — I
Gottex Multi-Asset Endowment Fund — II

Shares of Beneficial Interest

This Prospectus describes the following Gottex Multi-Asset Funds: Gottex Multi-Asset Endowment Fund — I ("Feeder I") and Gottex Multi-Asset Endowment Fund — II ("Feeder II" and together with Feeder I, the "Feeder Funds").

The Feeder Funds will invest all or substantially all of their investable assets in Gottex Multi-Asset Endowment Master Fund (the "Master Fund" and, together with the Feeder Funds, the "Funds" or each, a "Fund").  Each Fund is a recently organized Delaware statutory trust that is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, closed-end management investment company.  Unlike open-end funds, the Funds do not provide ongoing liquidity, and shareholders of a Fund may not be able to sell their shares. The Feeder Funds are separate closed-end funds and are not series or classes of a single fund.  See "Prospectus Summary - Repurchase Offers."  Gottex Fund Management Ltd., a Delaware corporation registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, will serve as the investment adviser of each Fund (the "Adviser").

Each Fund's investment objective is to seek maximum total return, primarily through seeking capital appreciation and/or income, consistent with an acceptable level of risk (as determined by the Adviser).  As described in more detail in this Prospectus, the Master Fund (and the Feeder Funds indirectly through their investment in the Master Fund, a structure commonly known as a "master/feeder" arrangement) pursues this objective by employing a multi-asset, multi-strategy, "endowment style" investment program under which it will seek to construct a broadly-diversified portfolio that attempts to capture longer-term appreciation, notwithstanding possible losses and/or volatile investment performance in the short-term, through the identification of investment opportunities across a broad range of alternative and traditional assets in multiple asset categories (the "Asset Classes").  Currently, the Asset Classes include:  U.S. and non-U.S. equities, U.S. and non-U.S. fixed income (including, among other things, investment grade and high yield corporate bonds), commodities, alternative or "hedge" funds, private equity and real estate.  The Master Fund will invest in the Asset Classes either: (i) indirectly, through investments in private investment funds, exchange-traded funds, or other pooled investment vehicles (collectively, "Portfolio Funds") (which may include vehicles commonly known as "hedge funds") that invest, in whole or in part, in such Asset Classes (or that seek economic exposure to the performance of the Asset Classes); or (ii) directly, as managed by one or more sub-advisers selected by the Adviser ("Sub-Advisers").  (Sub-Advisers and managers of Portfolio Funds may collectively be referred to as "Portfolio Managers.")  Each portion of the Master Fund's investable assets managed by a Sub-Adviser is referred to as a "Portfolio Sleeve" and collectively as "Portfolio Sleeves."  In addition, the Adviser will employ a "Macro Market Asset Allocation Overlay," which is defined and described under "Investment Program – Macro Market Asset Allocation Overlay," and which seeks to enhance the Master Fund's portfolio returns by investing in shorter-term tactical opportunities (i.e., those having expected investment horizons approximating three to nine months).

Subject to the limitations described under "Principal Risk Factors — Leverage & Borrowings Risk," the Master Fund may borrow money for investment purposes (e.g., purchase securities on margin) and effect short sales of securities in connection with the Macro Market Asset Allocation Overlay and in connection with certain isolated strategies that may be utilized in certain Portfolio Sleeves.  Portfolio Funds also may purchase securities on margin or effect short sales of securities.  In addition, the investment program may employ certain other financial techniques and trading strategies that have the economic effect of using leverage.  As the use of leverage (either directly or through short sales or other financial instruments or strategies) is speculative and involves a high degree of risk, the Master Fund's investment performance could be adversely affected.  See  "Principal Risk Factors — Leverage & Borrowings Risk."

The Funds cannot guarantee that their investment objective will be achieved or that their portfolio design and investment program will be successful.

Shares of the Feeder Funds ("Shares") may be purchased only by investors who certify to such Feeder Fund or its agents that they have a net worth (excluding a primary residence) of more than $2 million (or in the case of an individual, a joint net worth with their spouse of more than $2 million) ("Qualified Investors").  Further, Shares of Feeder II are offered only to Qualified Investors who have fee-based accounts with registered investment advisers or broker-dealers to whom the investor has agreed to pay a fee for investment related services (a "fee-based account"), as well as certain other investors, as determined by the Fund.  Shares of Feeder II are not subject to the sales load and distribution fees (as described below) applicable to Shares of Feeder I.  If a prospective investor is a Qualified Investor with a fee-based account, such prospective investor will be eligible to purchase Shares of Feeder II.  In order to purchase Shares, a prospective investor must submit a completed investor certification (a form of which is included as Appendix A to this Prospectus) to the Fund or to a Selling Agent prior to the applicable Closing Day (each term as defined herein).  Each Fund reserves the right to reject, in its sole discretion, any purchase order for Shares, in whole or in part, at any time.  Shares may only be purchased through, and with funds drawn on, an investor's brokerage account with a Selling Agent.  Additional information regarding the process for buying Shares is set forth under "The Offering — Purchase Terms; Minimum Investment" and "Investor Qualifications and Suitability."

This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing.  You are advised to read this Prospectus carefully and to retain it for future reference.  A statement of additional information ("SAI") dated February 28, 2012, as it may be supplemented, containing additional information about the Funds, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in its entirety into this Prospectus.  While the Funds do not maintain a website, you may request a free copy of the SAI (the table of contents of which is on page 98 of this Prospectus), the Funds' annual and semi-annual reports to shareholders, and other information about the Funds, and make shareholder inquiries by calling the Administrator at (888) 946-8839.  You also may obtain a copy of the SAI (and other information regarding the Funds) from the SEC's website (http://www.sec.gov).  The address of the SEC's internet site is provided solely for the information of prospective investors and is not intended to be an active link.

Investing in shares of beneficial interest in a Fund involves a high degree of risk.  See "Principal Risk Factors" beginning on page 28.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

	TOTAL OFFERING AMOUNT(1) (2)	MAXIMUM SALES LOAD (3)	TOTAL PROCEEDS TO FUND (4)
Feeder I	$200,000,000	2.00%	$200,000,000
Feeder II	$200,000,000	N/A	$200,000,000

(1)	Shares are being offered at a price equal to net asset value next determined after an order is accepted, plus a sales load (if applicable). Feeder II is not subject to a sales load.

(2)	The minimum initial investment in the Fund is $50,000. Minimum subsequent investments must be at least $10,000 (in each case, including a sales load if applicable).

(3)
The specific amount of the sales load paid with respect to a shareholder is generally dependent on the purchase price paid by such shareholder, but will not exceed 2% of a shareholder's aggregate purchase price.  (Subject to that limit, however, the applicable schedule of sales loads may vary among Selling Agents.)  The sales load will not constitute an investment made by the shareholder in Feeder I, nor will it form a part of the assets of Feeder I or the Master Fund.  See "Fees and Expenses — Distribution Fees" for a further discussion of the sales load, as well as a discussion of compensation that may be received by the Distributor and Selling Agents in connection with this offering.

(4)
Organizational and offering expenses were approximately $210,000 with respect to each Feeder Fund.  The net proceeds to the respective Feeder Funds after payment of the estimated organizational and offering expenses would be approximately $199,790,000.  Assumes all Shares are sold in the continuous offering.

(CONTINUED FROM COVER PAGE)

Shares are offered in a continuous offering for purchase monthly, at each Feeder Fund's then-current net asset value per Share.  The Feeder Funds reserve the right to withdraw, cancel, suspend or modify their respective offerings of Shares at any time.

Foreside Fund Services, LLC (the "Distributor") serves as principal underwriter and distributor of each Feeder Fund's Shares on a best efforts basis.  Pursuant to the terms of the Distributor's distribution agreement with the Feeder Funds, the Distributor, with the authorization and direction of a Feeder Fund, may retain unaffiliated brokers or dealers to act as selling agents ("Selling Agents") to assist in the distribution of Shares of such Feeder Fund.  There is no termination date for the offering of Shares, as each Feeder Fund expects to conduct a continuous offering.  However, the Initial Closing may be extended if the Feeder Fund has not received subscriptions for Shares as of such date.  Monies received from prospective investors in advance of dates when Shares may be purchased are held in an interest-bearing escrow account in the name of the Fund for the benefit of shareholders pending the deposit of such monies with the applicable Feeder Fund. (See "Investor Qualifications and Suitability" for more information regarding the Share purchase process.)

Selling Agents generally will be entitled to a sales load for selling Shares of Feeder I.  The specific amount of the sales load paid with respect to a shareholder is generally dependent on the purchase price paid by such shareholder, but will not exceed 2% of a shareholder's aggregate purchase price.  (Subject to that limit, however, the applicable schedule of sales loads may vary among Selling Agents.)  The sales load will not constitute an investment made by the shareholder in Feeder I, nor will it form a part of the assets of Feeder I or the Master Fund.  The sales load may be adjusted or waived at the sole discretion of the applicable Selling Agent in consultation with the Fund, and is expected to be waived for the Adviser and its affiliates, including the directors, partners, principals, officers and employees of each of these entities, and employees of the Selling Agents and certain of their affiliates.  (Feeder II is not subject to a sales load.)

Feeder I also pays the Distributor an ongoing quarterly distribution fee at an annualized rate of up to 0.75% of Feeder I's average net asset value during the calendar quarter, as compensation to be paid to Selling Agents for the sale and marketing of Shares of Feeder I and/or for their provision of certain shareholder and account maintenance services.  (Feeder II is not subject to any ongoing distribution fee.)  With the authorization of Feeder I, the Distributor may also use the distribution fee to compensate other parties, authorized by the Fund ("Marketing Agents"), to provide sales support services to Selling Agents.  Furthermore, the Adviser may pay such Selling Agents or Marketing Agents, out of its own resources (and not from the assets of Feeder I or Feeder II), additional annual compensation not to exceed 0.40% of Feeder I's or Feeder II’s net assets and not to exceed an amount equal to 20% of any Incentive Fee earned by the Adviser from the Master Fund.

Neither Feeder Fund has plans to list its Shares on any securities exchange, and there is no assurance that any secondary market will develop for Shares.  Shares are subject to transfer restrictions, including a requirement that Shares must be held in the investor's account with a Selling Agent and may only be transferred to persons who are Qualified Investors.  If a shareholder attempts to transfer Shares to someone who is not a Qualified Investor or to an account with a broker or dealer that has not entered into a selling agreement with the Distributor, the transfer will not be permitted.  See "Investor Qualifications and Suitability — Investor Suitability: Transfer Restrictions."

Investors may not be able to sell their Shares.  In order to provide a limited degree of liquidity to shareholders, the Adviser expects to recommend that each Fund make offers to repurchase up to 8% of its outstanding Shares as of the end of each calendar month at its then-current net asset value commencing during the first calendar quarter after the Fund commences investment operations.  The Fund's Board of Trustees, in its discretion, must approve each such offer (including the amount of the offer).  The Master Fund is expected to conduct repurchase offers of its shares in a similar manner.  There can be no assurance that the Fund will make such repurchase offers, nor that shareholders tendering Shares for repurchase in any offer will have all of their tendered Shares repurchased by the applicable Fund.  Similarly, there can be no assurance that the Master Fund will make similar repurchase offers, nor that the Feeder Funds tendering shares of the Master Fund for repurchase in any such offer will have all of their tendered Master Fund shares repurchased by the Master Fund.  See "Additional Risk Factors — Repurchase Offers" and "Repurchase Offers — Oversubscribed Repurchase Offer."

The Master Fund pays the Adviser a monthly management fee computed at the annual rate of 1.00% of the Master Fund's net asset value (determined as of the end of each month).  Additionally, following the end of each fiscal year, the Master Fund is obligated to pay the Adviser an incentive fee (the "Incentive Fee") generally equal to 5% of the Master Fund's net profits that are in excess of a 5% hurdle, plus a "catch up" provision entitling the Adviser to receive an Incentive Fee with respect to the portion of net profits equal to the amount of the hurdle for the applicable period.  The Incentive Fee structure presents risks that are not present in investment funds without performance-based compensation.  See "Additional Risk Factors — The Incentive Fee."  For additional details regarding the Incentive Fee, see "Fees and Expenses — Incentive Fee."  The fees paid by the Funds to the Adviser are similar to those of private investment funds, but higher than those of many other registered investment companies.  See "Fees and Expenses — Management Fee" and "— Incentive Fee."

Shares are not deposits or other obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the federal deposit insurance corporation, the federal reserve board or any other government agency.

Prospective investors should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

The Remainder of this Page is Intentionally Left Blank

TO ALL INVESTORS

This Prospectus does not constitute an offer to sell or the solicitation of an offer to buy, and no sale of Shares will be made, in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale.  No person has been authorized to make any representations concerning the Funds that are inconsistent with those contained in this Prospectus.  Prospective investors should not rely on any information not contained in this Prospectus.  Prospective investors should not construe the contents of this Prospectus as legal, tax or financial advice.  Each prospective investor should consult his, her or its own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Funds for the investor.  Prospective investors should read this Prospectus carefully before investing and retain it for future reference.

The date of this Prospectus is February 28, 2012.

PRIVACY POLICY

To ensure our clients' and investors' privacy, Gottex has developed a policy that is designed to protect confidentiality, while allowing our clients' and investors' needs to be served ("Privacy Policy"). Please read this Privacy Policy carefully. It gives you important information about how Gottex handles your personal information.  As a matter of policy, Gottex does not disclose any personal information about individuals who are current or former investors or clients to anyone, except as permitted by law.

Personal Information We May Collect

In the course of providing products and services, Gottex may obtain nonpublic personal information, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from transactions, and/or from information captured on Gottex's internet website. The nonpublic personal information we collect may include, but is not limited to, your name, address, telephone number, e-mail address, social security number, and date of birth. We may use this information in connection with certain aspects of our business.

Sharing Information with Third Parties

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Changes in Our Privacy Policy

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TABLE OF CONTENTS

PROSPECTUS SUMMARY	1

SUMMARY OF FUND EXPENSES	25

PRINCIPAL RISK FACTORS	29

ADDITIONAL RISK FACTORS	52

THE FUNDS	60

USE OF PROCEEDS	60

STRUCTURE	60

INVESTMENT PROGRAM	61

PERFORMANCE INFORMATION	69

MANAGEMENT OF THE FUND	70

FEES AND EXPENSES	76

THE OFFERING	81

DESCRIPTION OF SHARES	84

INVESTOR QUALIFICATIONS AND SUITABILITY	86

REPURCHASE OFFERS	88

CALCULATION OF NET ASSET VALUE	91

DISTRIBUTION POLICY	94

POTENTIAL CONFLICTS OF INTEREST	95

BROKERAGE	98

GENERAL INFORMATION	99

APPENDIX A	A-1

APPENDIX B	B-1

PROSPECTUS SUMMARY

In making an investment decision, a prospective investor must rely upon his, her or its own examination of Gottex Multi-Asset Endowment Fund — I ("Feeder I"), Gottex Multi-Asset Endowment Fund — II ("Feeder II" and, together with Feeder I, the "Feeder Funds") and Gottex Multi-Asset Endowment Master Fund and the terms of the offering, including the merits and risks involved in acquiring shares of beneficial interest ("Shares") in a Feeder Fund.  This is only a summary of information to consider before investing and is qualified in its entirety by the more detailed information that follows elsewhere in this prospectus (the "Prospectus").  A prospective investor should review the entire Prospectus and Statement of Additional Information ("SAI"), available upon request, before making a decision to purchase Shares.

The Funds	Gottex Multi-Asset Endowment Fund — I ("Feeder I") and Gottex Multi-Asset Endowment Fund — II ("Feeder II" and, together with Feeder I, the "Feeder Funds") invest all or substantially all of their investable assets in Gottex Multi-Asset Endowment Master Fund (the "Master Fund" and, together with the Feeder Funds, the "Funds" and each, a "Fund"). Each Fund is a recently organized Delaware statutory trust that is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, closed-end management investment company. Unlike open-end funds, the Funds do not provide ongoing liquidity, and investors may not be able to sell their Shares. The Feeder Funds are separate closed-end funds and are not series or classes of a single fund. Gottex Fund Management Ltd. (the "Adviser"), a Delaware corporation, is registered as an investment adviser with the Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940 (the "Advisers Act"), and will serve as the investment adviser of each Fund.

Investment Program	Each Fund's investment objective is to seek maximum total return, primarily through seeking capital appreciation and/or income, consistent with an acceptable level of risk (as determined by the Adviser). The Master Fund (and the Feeder Funds indirectly through their investment in the Master Fund, a structure commonly known as a "master/feeder" arrangement) pursues this objective by employing a multi-asset, multi-strategy, "endowment style" investment program.

By "endowment style," the Funds' investment program seeks to provide shareholders with overall asset allocation and portfolio management services traditionally available on a combined basis to larger endowments and institutions. The Funds' investment program combines broad asset allocation, investment diversification, systematic portfolio risk management and utilization of external managers.

The Master Fund's Portfolio (as defined below) will attempt to capture longer-term appreciation, notwithstanding possible losses and/or volatile investment performance in the short-term, through the identification of investment opportunities across a broad range of alternative and traditional assets in multiple asset categories (the "Asset Classes"). The Master Fund will invest in these Asset Classes either: (i) indirectly, through investments in private investment funds, exchange-traded funds or other pooled investment vehicles (collectively, "Portfolio Funds") (which may include vehicles commonly known as "hedge funds") that invest, in whole or in part, in such Asset Classes (or that seek economic exposure to the performance of the Asset Classes); or (ii) directly, as managed by one or more sub-advisers selected by the Adviser ("Sub-Advisers"). (Sub-Advisers and managers of Portfolio Funds may collectively be referred to as "Portfolio Managers.") The Adviser may also acquire exposure to the Asset Classes through long and short positions in exchange-traded funds, index and enhanced-index funds and other investment companies or pooled vehicles. In addition, the Adviser will employ a Macro Market Asset Allocation Overlay, which seeks to enhance the Master Fund's portfolio returns by investing in shorter-term tactical opportunities (i.e., those having expected investment horizons approximating three to nine months). This overlay strategy is further described under "Investment Program — Macro Market Asset Allocation Overlay." Each portion of the Master Fund's investable assets is referred to as a "Portfolio Sleeve" and collectively as "Portfolio Sleeves" and, together with the Portfolio Funds and the Macro Market Asset Allocation Overlay, the "Portfolio."

The Adviser anticipates that the Master Fund would have exposure to the following broadly-defined Asset Classes:

• U.S. and non-U.S. equity investments, including securities issued by companies in developed and emerging markets, ETFs and securities of other registered investment companies ("Global Equity");

• U.S. and non-U.S. fixed income investments, including sovereign, corporate, agency and high yield debt securities (commonly referred to as junk bonds, which are speculative) ("Global Fixed Income");

• Commodity investments, including futures traded on exchanges and in OTC markets with respect to physical commodities ("Commodities");

• Alternative or "hedge" fund investments, including private investment funds that pursue event-driven, equity and/or credit long/short, relative value, arbitrage or other alternative strategies ("Alternative Funds");

• Private equity investments, including interests in private equity or venture capital funds or private equity "funds of funds" (which interests may be publicly traded) that have exposure to strategies that include, among other things, buyout, venture capital, growth capital or distressed companies ("Private Equity"). While private equity funds are like hedge funds, in that they are typically not registered under the 1940 Act, private equity funds often have substantially different features than Hedge Funds (including offering no liquidity); and

• Real estate, primarily including interests in real estate investment trusts ("REITs") or other interests in real estate or mortgages thereon and timber ("Real Estate").

Within these Asset Classes, it is expected that the Adviser will employ a variety of investment styles, which may include growth and value equity investing, quantitative and fundamental strategies and a variety of trading and investment techniques. Unless otherwise specified, references to the Adviser in connection with the investment program includes any Sub-Advisers performing portfolio management services for the Master Fund.

Potential investments in particular Asset Classes are more specifically described in "Investment Program — Principal Investment Strategies & Methodology."

The Master Fund's Asset Class exposures will be based on the Adviser's periodic assessments of: (i) overall market conditions; (ii) the relative risks of various Asset Classes; (iii) the correlation of Asset Classes with broader market indices and each other; (iv) the ability of particular Portfolio Managers to provide solid performance; and (v) other factors, including, without limitation, Portfolio liquidity needs, legal, regulatory or tax considerations and attendant trading costs.

The Master Fund's current target allocation ranges for the Asset Classes are as follows:

Asset Class	Current Target Allocation

Global Equities	20-40%

Alternative Funds	20-35%

Commodities	10-20%

Global Fixed Income	5-20%

Private Equity	5-15%

Real Estate	5-10%

The allocation ranges may change over time depending on the availability of suitable investment opportunities and the capital requirements of certain investments (particularly, hedge fund and private equity investments). The extent of the Adviser's use of the Macro Market Asset Allocation Overlay (described below) could also materially alter allocations among the Asset Classes. The Master Fund reserves the right to change the allocation ranges at any time without notice. There also can be no assurance that the Master Fund will achieve or maintain its planned allocation.

Macro Market Asset Allocation Overlay	The "Macro Market Asset Allocation Overlay" is a portion of the portfolio of investments managed by the Adviser. The substantial majority of the Portfolio (other than the Macro Market Asset Allocation Overlay) is invested to achieve a diversified exposure to Asset Classes and markets, generally with a longer-term investment horizon (currently expected to approximate two to three years). The Macro Market Asset Allocation Overlay component is designed to supplement the other investments in the Portfolio through investment in shorter-term tactical opportunities (defined currently as having expected investment horizons approximating three to nine months) identified by the Adviser. The Macro Market Asset Allocation Overlay seeks to enhance the Portfolio's risk/return profile through adding opportunities for realizing short-term returns (primarily through capital appreciation, and potentially, to a much lesser extent, income), and providing enhanced portfolio diversification. The Adviser has complete discretion in determining whether, and to what extent, to engage in this tactical strategy. Investments in the Macro Market Asset Allocation Overlay generally may include long and short positions in exchange-traded funds, index and enhanced-index funds, futures, forward contracts, options (including options on futures), swaps, contracts for differences, over-the-counter derivatives, structured notes, other hybrid securities or financial instruments, or traditional equity and debt investments. Trading in these instruments is designed to provide increased or reduced exposures to markets, currencies, interest rates, physical commodities, industry or market sectors and/or global economic or financial conditions. Accordingly, the Macro Market Asset Allocation Overlay may be used for speculative or hedging purposes. (See "Principal Risk Factors — Macro Market Asset Allocation Overlay.")

Borrowings; Leverage	The Master Fund is authorized to borrow money for investment purposes (which is currently expected to be done only on a limited basis, e.g., in connection with the Macro Market Asset Allocation Overlay and in connection with certain isolated strategies that may be utilized by certain Portfolio Sleeves), to meet repurchase requests and for liquidity purposes. Borrowings by the Master Fund and by the Feeder Funds are subject to a 300% asset coverage requirement under the 1940 Act. Borrowing for investment purposes (a practice known as "leverage") is a speculative investment practice and involves certain risks. The Portfolio Funds also may use leverage, and are not subject to the foregoing limits. The Feeder Funds are only authorized to borrow money for temporary purposes (i.e., to meet repurchase requests and for liquidity purposes).

The Adviser and the Portfolio Managers may use short sales and employ certain other financial techniques and trading strategies that do not involve borrowing money directly, but that would nonetheless have the economic effect of using leverage. As the use of leverage is a speculative investment practice and involves a high degree of risk, the Master Fund's investment performance could be adversely affected.

(See "Principal Risk Factors — Leverage & Borrowings Risk.")

The Funds' investment program is speculative and entails substantial risks. There can be no assurance that a Fund's investment objective will be achieved or that its investment program will be successful. Prospective investors should consider the Feeder Funds as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Shareholders could lose some or all of their investment.

Management of the Funds	The Board of Trustees of each Fund (the "Board") has overall responsibility for the management and supervision of the operations of such Fund. Each Board has delegated responsibility for management of the applicable Fund's day-to-day operations to the Adviser. (See "Management of the Fund.")

The Adviser	The Adviser, Gottex Fund Management Ltd., a Delaware corporation, will serve as the investment adviser of each Fund. Pursuant to an investment advisory agreement with each Fund (each, an "Advisory Agreement"), the Adviser is responsible for: (i) developing and implementing the Fund's investment program, and (ii) providing various management and administrative services to the Fund. The Adviser is a wholly-owned indirect subsidiary of Gottex Fund Management Holdings Limited, a global asset management firm that is publicly traded on the Swiss stock exchange.

The Adviser also oversees the Sub-Advisers' management of Portfolio Sleeves. Currently, the Adviser has retained Kennedy Capital Management, Inc., Origin Asset Management LLP and SG Capital Management, LLC to provide day-to-day portfolio management of part of the Global Equity portion of the Portfolio. The Adviser, in its sole discretion, determines the particular portion of Portfolio assets to be allocated for management by each Sub-Adviser.

Additional Sub-Advisers may be retained from time to time. The retention of any other Sub-Adviser would be subject to the approval of the Board and shareholders of the Master Fund, including each Feeder Fund. However, the Funds expect to file an exemptive application with the Securities and Exchange Commission that seeks the issuance of an order permitting the Adviser, subject to the approval of the Board, to appoint a Sub-Adviser or change the terms of a sub-advisory agreement for a Fund without first obtaining shareholder approval. The order would permit the Funds to add or change unaffiliated Sub-Advisers or change the fees paid to sub-advisers from time to time without the expense and delays associated with obtaining shareholder approval of the change, although the Funds would nonetheless promptly notify shareholders of any such changes. (See "Management of the Fund").

Management Fee	In consideration of services provided by the Adviser, the Master Fund pays the Adviser a monthly management fee computed at the annual rate of 1.00% of the Master Fund's net asset value (determined as of the end of each month) (the "Management Fee").

Sub-Advisory Fees	In addition to the Management Fee, each Portfolio Sleeve of the Master Fund is subject to a sub-advisory fee (each, a "Sub-Advisory Fee" and together, "Sub-Advisory Fees"), payable by the Master Fund to the applicable Sub-Adviser with respect to the assets of the Master Fund that are allocated to that Portfolio Sleeve. Sub-Advisory Fees payable to other Sub-Advisers may be higher or lower, depending on the results of the arms'-length negotiations between the Adviser and the relevant Sub-Advisers. Fees payable to the current Sub-Advisers are as follows:

	Sub-Adviser	Sub-Advisory Fee1

	Kennedy Capital Management, Inc.	1.00% on the first $30 million; 0.90% on the next $20 million; and 0.80% on amounts over $50 million

	Origin Asset Management LLP	0.90% on the first $10 million; 0.80% on the next $10 million; and 0.65% on amounts over $20 million

	SG Capital Management, LLC	1.00%

Incentive Fee
The Master Fund will also pay the Adviser a performance-based incentive fee (the "Incentive Fee") promptly after the end of each Fiscal Period (as defined below).  The Incentive Fee with respect to a Fiscal Period is an amount equal to 5.0% of the aggregate amount by which the Master Fund's net profits for such Fiscal Period exceeds the Hurdle (as defined below) plus any Fee Catch-Up (computed as described below).

For purposes of calculating the Incentive Fee for a Fiscal Period, "net profits" means the amount by which the net asset value of the Master Fund as of the last day of such Fiscal Period (determined prior to any repurchase of shares of the Master Fund effective as of such date, and prior to payment of any dividends or distributions made as of such date) exceeds the Prior High NAV of the Master Fund as of the beginning of the Fiscal Period (subject to adjustment as described more fully below).  "Net asset value" means the total value of all assets of the Master Fund, less an amount equal to all accrued debts, liabilities and obligations of the Master Fund, determined in accordance with the valuation procedures of the Master Fund.

"Fiscal Period" means each period ending on the Master Fund's fiscal year-end; provided that, solely with respect to shares repurchased by the Master Fund pursuant to a share repurchase offer, the period of time from the last Fiscal Period-end through the effective date of the repurchase of Shares also constitutes a Fiscal Period.  (Upon termination of the Master Fund's Advisory Agreement, the Master Fund will pay the Incentive Fee to the Adviser as if the date of effectiveness of such termination is the end of the Master Fund's fiscal year.)

1 As an annual percentage of the net asset value of the Master Fund managed by the Sub-Adviser.

The "Hurdle" for a Fiscal Period is an amount equal to an annualized rate of 5.0% multiplied by the Master Fund's Prior High NAV as of the beginning of such Fiscal Period (adjusted as described below). The Hurdle will be reset for each Fiscal Period, and will not compound.

The "Prior High NAV" with respect to a Fiscal Period is the greater of: the net asset value of the Master Fund as of the first day of such Fiscal Period, or the Prior High NAV for the prior Fiscal Period. Notwithstanding the foregoing, the initial Prior High NAV shall be the net asset value of the Master Fund as of the date of commencement of operations of the Master Fund.

The Prior High NAV for a Fiscal Period will be increased, on a dollar-for-dollar basis, for issuances of shares made during such Fiscal Period, excluding shares issued in connection with reinvestment of dividends paid by the Master Fund.

The Prior High NAV for a Fiscal Period will be reduced for repurchases of shares made during such Fiscal Period: (i) on a dollar-for-dollar basis for repurchases of shares made when the Adjusted NAV is the same as, or greater than, the Prior High NAV; and (ii) on a pro rata basis for repurchases of shares made when the Adjusted NAV is less than the Prior High NAV.

The Prior High NAV for a Fiscal Period will be further reduced by the amount of any dividends (other than dividends reinvested in additional shares) and distributions (other than proceeds from share repurchases) paid to shareholders during the Fiscal Period: (i) on a dollar-for-dollar basis when such dividends or distributions are made at the time the Adjusted NAV is the same as, or greater than, the Prior High NAV; and (ii) on a pro rata basis when the Adjusted NAV is less than the Prior High NAV.

The "Adjusted NAV" is the net asset value of the Master Fund, adjusted, on a dollar-for-dollar basis, for any issuance or repurchase of Shares, or dividends or distributions (other than proceeds from share repurchases), made during the Fiscal Period.

The "Fee Catch-Up" with respect to a Fiscal Period allows the Adviser to receive, from the portion of the net profits of the Master Fund that exceed the Hurdle, an incentive fee on the Hurdle equal to 5% of the amount of the Hurdle for such Fiscal Period.

In the event that an Incentive Fee is payable with respect to a Fiscal Period as of a date other than the Master Fund's fiscal year-end (for example, on account of intra-year share repurchases or the termination of the Advisory Agreement), the Incentive Fee (and corresponding Hurdle and Fee Catch-Up, if any) will be determined as if the end of such Fiscal Period were the end of the Master Fund's fiscal year, and only that portion of the Incentive Fee that is proportional to the Master Fund's assets paid in respect of such share repurchases (not taking into account any proceeds from any contemporaneous issuance of shares of the Master Fund, by reinvestment of dividends and other distributions or otherwise) will be paid to the Adviser for such Fiscal Period. Since the Master Fund may conduct repurchase offers every calendar month, Fiscal Periods could be triggered (and, therefore, a portion of the Incentive Fee, if any, would be payable to the Adviser) up to twelve times each fiscal year. For purposes of determining the Master Fund's net asset value, the Incentive Fee (as adjusted for the Hurdle and Fee Catch-Up) is calculated and accrued monthly as an expense of the Master Fund (as if each month is the end of the Master Fund's fiscal year).

The Incentive Fee presents certain risks that are not present in investment funds without performance-based compensation. (See "Additional Risk Factors — The Incentive Fee.") In addition, although the aggregate fees payable by the Master Fund to the Adviser are similar to those of private investment funds, they may be significantly higher than those paid by most registered investment companies.

The Feeder Funds currently do not pay fees to the Adviser under their respective investment advisory agreements. However, pursuant to those agreements, in the event the Adviser ceases to serve as the investment adviser to the Master Fund, or to the extent that the Feeder Funds were to invest directly in other assets, the Feeder Funds would then be subject to a fee that is calculated and payable in accordance with the lowest annual rate that had most recently been charged by the Adviser to the Master Fund.

The Offering	Shares are being offered at their net asset value per share plus, with respect to Feeder I, a sales load of up to 2%.

Shares are offered in a continuous offering for purchase monthly, as of the first day of each month (each day, a "Closing Day"), at each Feeder Fund's then-current net asset value per Share (determined as of the close of the preceding month). In addition, Shares of Feeder I will be subject to a sales load of up to 2% of the amount invested (as described below). (Feeder II is not subject to a sales load.)

The minimum initial investment in a Feeder Fund by a shareholder is $50,000. Subsequent investments must be at least $10,000. However, the minimum investment requirements may be reduced or waived for investments by personnel of the Adviser and its affiliates, and members of their immediate families, and as may be determined by the Board.

Shares may only be purchased through, and with funds drawn on, a shareholder's brokerage account with a Selling Agent (as defined below). In order to purchase Shares, a prospective investor must submit a completed investor certification (a form of which is included in Appendix A to this Prospectus) to the Fund or a Selling Agent on or prior to the acceptance date set by the Funds. The Funds reserve the right to reject, in their discretion, any request to purchase Shares at any time. The Funds also reserve the right to suspend or terminate the offering of Shares at any time. A shareholder's purchase amount will be deposited into an escrow account set up at UMB Bank, n.a. in the name of the Fund for the benefit of shareholders. Additional information regarding the Share purchase process is set forth under "Investor Qualifications and Suitability."

Foreside Fund Services, LLC (the "Distributor") serves as principal underwriter and distributor of each Feeder Fund's Shares on a best efforts basis. Pursuant to the terms of the Distributor's distribution agreement with the Feeder Funds, the Distributor, with the authorization and direction of a Feeder Fund, expects to retain unaffiliated brokers or dealers to act as selling agents ("Selling Agents") to assist in the distribution of Shares of such Feeder Fund.

Sales Load/Distribution Fees	Selling Agents generally will be entitled to a sales load for distributing the Shares of Feeder I. The specific amount of the sales load paid with respect to a shareholder is generally dependent on the purchase price paid by such shareholder, but will not exceed 2% of a shareholder's aggregate purchase price. (Subject to that limit, however, the applicable schedule of sales loads may vary among Selling Agents.) The sales load will not constitute an investment made by the shareholder in Feeder I, nor will it form a part of the assets of Feeder I or the Master Fund. The sales load may be adjusted or waived at the sole discretion of the applicable Selling Agent in consultation with the Fund, and is expected to be waived for the Adviser and its affiliates, including the directors, partners, principals, officers and employees of each of these entities, and employees of the Selling Agents and certain of their affiliates.

Feeder I also pays the Distributor an ongoing quarterly distribution fee at an annualized rate of up to 0.75% of Feeder I's average net asset value during the calendar quarter, as compensation to be paid to Selling Agents for the sale and marketing of Shares of Feeder I and/or for their provision of certain shareholder and account maintenance services (the "Distribution Fee"). (Feeder II is not subject to any ongoing distribution fee.) With the authorization of Feeder I, the Distributor may also use the distribution fee to compensate other parties, authorized by the Fund ("Marketing Agents"), to provide sales support services to Selling Agents. Furthermore, the Adviser may pay such Selling Agents or Marketing Agents, out of its own resources (and not from the assets of Feeder I or Feeder II), additional annual compensation. (Feeder II is not subject to any Distribution Fee.) (See "Fees and Expenses — Distribution Fees.")

Fund Expenses	Each Fund bears all expenses incurred in its business and operations (including, with respect to the Feeder Funds, their pro rata portion of such expenses of the Master Fund), other than those borne by the Adviser, the Distributor, or the Administrator (defined below) pursuant to their agreements with the Funds, including, but not limited to (as applicable): investment related expenses (e.g., costs and expenses directly related to portfolio transactions and positions for the Fund's account such as direct and indirect expenses associated with investments, transfer taxes and premiums, taxes withheld on foreign income, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); the Management Fee; Sub-Advisory Fees; the Incentive Fee; the Distribution Fees; any non-investment related interest expense; offering expenses; operating expenses (including, but not limited to, printing expenses, legal expenses, internal and external accounting, audit and tax preparation expenses, registration, licensing (including certain research databases and software and certain administrative software), governmental filing fees, costs of Portfolio Manager background checks, mailing costs for investor reports, interest, taxes, costs and other expenses associated with the operation of the Fund), administrative expenses and fees; custody and escrow fees and expenses; insurance costs; fees and travel-related expenses of members of the Board who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; and any extraordinary expenses. (See "Fees and Expenses — Other Fees and Expenses of the Fund.")

Each Feeder Fund, through its ownership of the Master Fund's shares, also indirectly bears its portion of the Master Fund's share of the fees and expenses of the Portfolio Funds in which the Master Fund invests. Each Portfolio Manager of a Portfolio Fund generally receives an asset-based fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to range between 0.50%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations, if any, are generally expected to range between 5% to 25% of the net capital appreciation (if any) in the asset managed by a Portfolio Manager.

The Adviser and each Feeder Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Feeder Fund (which includes organization and offering expenses, as well as the portion of the Master Fund's fees and expenses borne by the Feeder Fund, but excludes any Incentive Fees, the Sub-Advisory Fees, Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Feeder Fund or Master Fund, as applicable, and any other expenses not incurred in the ordinary course of the Feeder Fund's or Master Fund's business), to the extent necessary to limit the ordinary operating expenses of the Fund to 2.25% per annum of the Fund's average monthly net asset value (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Feeder Fund's expenses, the Feeder Fund will carry forward the amount of expenses paid or absorbed by the Adviser or its affiliate in excess of the Expense Limitation, for a period not to exceed two years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Feeder Fund's ordinary operating expenses to exceed the Expense Limitation in effect at the time of reimbursement. The Expense Limitation Agreement will remain in effect until terminated by the Feeder Fund. Neither Sub-Advisory Fees nor the fees charged to the Master Fund by a Portfolio Fund will be subject to the Expense Limitation Agreement.

Investor Qualifications	Shares may be purchased only by investors who certify to such Feeder Fund or its agents that they have a net worth (excluding a primary residence) of more than $2 million (or in the case of an individual, a joint net worth with their spouse of more than $2 million) ("Qualified Investors"). Further, Shares of Feeder II are offered only to Qualified Investors who have fee-based accounts with registered investment advisers or broker-dealers to whom the investor has agreed to pay a fee for investment related services (a "fee-based account"), as well as certain other investors, as determined by the Fund. Shares of Feeder II are not subject to the sales load and Distribution Fees applicable to Shares of Feeder I. If a prospective investor is a Qualified Investor with a fee-based account, such prospective investor will be eligible to purchase Shares of Feeder II. In order to purchase Shares, a prospective investor must submit a completed investor certification (a form of which is included as Appendix A to this Prospectus) to the Fund or a Selling Agent prior to the applicable Closing Day. Each Fund reserves the right to reject, in its sole discretion, any purchase order for Shares, in whole or in part, at any time. Shares may only be purchased through, and with funds drawn on, an investor's brokerage account with a Selling Agent.

Any attempt to transfer Shares to someone who is not a Qualified Investor or to an account with a broker or dealer that has not entered into a selling agreement with the Distributor will not be permitted and will be void. (See "Investor Qualifications and Suitability.")

Investor Suitability	An investment in the Funds involves substantial risks and is not necessarily suitable for all eligible investors. Prior to making an investment decision, you should: (i) consider the suitability of this investment with respect to your investment objectives and personal situation, (ii) consider factors such as personal net worth, income, age, risk tolerance and liquidity needs, and (iii) consult with your broker, dealer or other financial adviser to determine whether an investment in a Feeder Fund is suitable for your risk profile. (See "Investor Qualifications and Suitability.")

Repurchase Offers	Each Fund is organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that shareholders of a closed-end fund do not have the right to redeem their shares on a daily basis. In addition, neither Fund has plans to list its Shares on any securities exchange, and there is no assurance that any secondary market will develop for the Shares. However, in an effort to provide some liquidity for investors, the Adviser expects to recommend that each Fund make offers to repurchase up to 8% of its Shares as of the end of each calendar month at the then-current net asset value commencing during the first calendar quarter after the Fund commences investment operations. The Board for each Fund, in its discretion, must determine whether to approve each such offer (and for what amount). The Master Fund is expected to conduct repurchase offers of its shares in a similar manner. There can be no assurance that the Fund will make such repurchase offers, nor that shareholders tendering Shares for repurchase in any offer will have all of their tendered Shares repurchased by the applicable Fund. Similarly, there can be no assurance that the Master Fund will make similar repurchase offers, nor that the Feeder Funds tendering shares of the Master Fund for repurchase in any such offer will have all of their tendered Master Fund shares repurchased by the Master Fund. (See "Repurchase Offers — Oversubscribed Repurchase Offer.")

Transfer Restrictions	Shares are subject to transfer restrictions that permit transfers only to persons who are Qualified Investors and who hold their Shares through a Selling Agent. The Funds may require substantial documentation in connection with a requested transfer of Shares, and you should not expect that you will be able to transfer Shares at all. Attempted transfers may require a substantial amount of time to effect. Shares may not be exchanged for shares of any other fund (including for Shares of the other Feeder Fund). An investment in the Funds is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

Distribution Policy	Dividends will be paid annually on the Shares in amounts representing substantially all of the Funds' net investment income, if any, earned each year. Payments on Shares will vary in amount depending on investment income received and expenses of operation. It is likely that many of the companies in which the Funds invest will not pay any dividends, and this, together with the Funds' relatively high expenses, means that the Funds are unlikely to have income or pay dividends. The Funds are not a suitable investment if you require regular dividend income. Dividends and capital gain distributions to shareholders will be automatically reinvested unless the applicable Feeder Fund is otherwise instructed by the shareholder through its broker, dealer or other financial intermediary.

Each Fund reserves the right to suspend the automatic reinvestment plan at any time and require shareholders to receive all distributions in cash. Each Fund may also limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions. No Fund currently expects to suspend or limit the reinvestment plan, but may determine to do so if the amount being reinvested by shareholders exceeds the available investment opportunities that the Adviser considers suitable for the Fund.

Taxation	The Master Fund and the Feeder Funds each intend to: (i) elect to be treated as a corporation for federal tax purposes; (ii) elect to be treated as a "Regulated Investment Company" (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"); and (iii) to qualify as a RIC for federal tax purposes. As such, each Fund will generally not be subject to federal income tax on its taxable income and gains that it distributes to shareholders. Each Fund intends to distribute its income and gains in a way that it will not be subject to a federal excise tax on certain undistributed amounts. Fund dividends and capital gains distributions, if any, are taxable to most investors and will be taxable whether or not they are reinvested in Shares. (See "Description of Shares — Certain Tax Matters" and, in the SAI, "Tax Aspects.")

Reports to Shareholders	As soon as practicable after the end of each taxable year, the Funds furnish to shareholders such information as is necessary for them to complete their income tax or information returns, along with any other tax information required by law.

The Funds send unaudited semi-annual and audited annual reports to shareholders within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

Principal Risk Factors	An investment in the Funds involves a high degree of risk. There can be no assurance that the Funds' investment objective will be achieved. The value of the Master Fund's investments can be reduced as a result of unsuccessful allocations among Asset Classes, including the poor performance of one or more Asset Classes, the Adviser's or a Portfolio Manager's employment of unsuccessful investment strategies, the Adviser's poor selection of Portfolio Managers or Portfolio Funds, poor economic growth, pronounced market volatility, and political and legal developments. Further, the Master Fund's (or a Portfolio Fund's) use of leverage, short sales or derivative transactions can result in significant losses to the Portfolio. (The risks associated with an investment in the Feeder Funds are substantially the same as the risks associated with an investment in the Master Fund; therefore, the risks described in this Prospectus are hereinafter referred to as the risks of the "Funds.")

The Funds may be subject to the following general risks:

•	In seeking exposure to the Asset Classes, the Master Fund (through its interest in Portfolio Funds, certain Portfolio Sleeves and, to a significantly lesser extent, through the Macro Market Asset Allocation Overlay) invests in equity securities, such as long and short positions in common stocks, convertible securities and preferred stocks and, to a lesser extent, in long and short positions in bonds, loans, notes, other fixed- or variable income-paying securities, commodity futures and options on futures. As a result, the value of the Portfolio will be affected by daily movements in the prices of these securities or commodities contracts. These price movements may result from factors affecting individual companies, industries or the securities, interest rate or commodities markets as a whole. In addition, stock and commodities markets (and certain bond markets) can be especially volatile, and prices can change drastically. This market risk will affect each Fund's share price, which will fluctuate as the values of the Portfolio's investment securities and other assets change. Not all prices change uniformly or at the same time, and not all markets move in the same direction at the same time.

•	The Funds have exposure to Commodities. As a result, certain Portfolio Funds may engage in the trading of futures and other commodities contracts, including options on futures, spot instruments and over-the-counter derivatives, for speculative and other purposes. These types of trades are highly specialized and have specific risks. Among the risks involved in this type of investing are systematic (general market) risk and commodity-specific risk. Systematic risk applies to the general movements of the broad commodities markets. Commodity-specific risk relates to individual price performance that is affected by factors or events that relate to that specific commodity. Commodity futures trading may also be illiquid due to, among other things, position limits and price limits imposed by the U.S. Commodity Futures Trading Commission ("CFTC") and certain exchanges. In addition, commodity futures prices are highly volatile, and are influenced by events such as changing supply and demand relationships, government programs and policies and changes in interest rates and other national and international political and economic events. Portfolio Funds may generally trade commodity futures using low margin deposits and may employ a high degree of leverage. As a result, a small change in price in a commodity futures contract could result in substantial losses to a Portfolio Fund, including losses greater than the amount invested in such contract.

•	The strategies used by the Adviser and Portfolio Managers may fail to deliver the desired returns. The Adviser and Portfolio Managers utilize specialized investment strategies, follow allocation methodologies, apply investment models and assumptions, and enter into other strategies intended, among other things, to affect the Funds' or Portfolio Fund's performance, as applicable, while targeting risk levels. There can be no assurance that they will succeed in achieving any goal related to these practices. Consequently, an investor could lose all or substantially all of its investment in the Fund. In addition, each of the strategies employed by the Adviser and the Portfolio Managers is generally subject to its own unique risks.

•	The Funds and Portfolio Funds may utilize forward and futures contracts, options, swaps, other derivative instruments, short sales, margin and other forms of direct or indirect leverage in their investment programs. Such investment techniques can be highly speculative and can substantially increase the adverse impact of investment risks to which the Portfolio may be subject.

•	The Funds and the Portfolio Funds may invest a substantial portion of their assets in securities of non-U.S. issuers and the governments of non-U.S. countries. These investments involve special risks not usually associated with investing in securities of U.S. companies or the U.S. government, including, but not limited to, political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments. These risks are especially pronounced with respect to investments in securities issued by companies operating in emerging market countries (or by the governments of those countries).

•	There are special tax risks associated with an investment in the Funds. Satisfaction of the various tests that must be met to maintain each Feeder Fund's tax status as a "regulated investment company" under Subchapter M of the Code requires significant support from the underlying Portfolio Funds. Failure to maintain such tax status would result in the Fund being subject to corporate level income tax. In addition, as a related matter, the Fund is required each December to make certain "excise tax" calculations on certain undistributed income of the Fund based on income and gain information that must be obtained from the underlying Portfolio Funds. If the Fund does not receive accurate information from the Portfolio Funds, the Fund risks failing to satisfy the Subchapter M qualification tests and incurring the excise tax on undistributed income. (See "Tax Aspects" in the SAI).

•	The Funds, certain Portfolio Funds and Portfolio Managers may be recently formed and have only limited operating histories.

•	Shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer. Liquidity will be provided to shareholders only through repurchase offers made from time to time by the Fund.

•	The fees and other expenses borne directly and indirectly by the Fund, including those of the Master Fund, which include the fees, expenses and performance-based allocations that are borne by the Master Fund as an investor in the Portfolio Funds, are higher than those of most other registered investment companies.

•	The Incentive Fee may create an incentive for the Adviser to cause the Fund to make investments that are riskier or more speculative than those that might have been made in the absence of the Incentive Fee. In addition, the application of the Incentive Fee may not correspond to a particular shareholder's experience in the Fund because aggregate cumulative appreciation is calculated on an overall basis allocated equally to each Share. The Incentive Fee is accrued monthly as a liability of the Fund and so reduces the net asset value of all Shares. To the extent there is aggregate cumulative appreciation with respect to the Fund and such appreciation exceeds the Hurdle, then notwithstanding the fact that the Fund's investment performance may have underperformed relative to other market benchmarks, there will be no reduction in the Incentive Fee or other penalty in connection with such relative underperformance.

•	The investment performance of the Fund may create an incentive to increase or reduce the frequency of repurchase offers of Shares by the Fund. For example, in the event that the Fund has incurred net capital depreciation (or otherwise has not exceeded the Hurdle) since the last repurchase offer, it could create the incentive for the Adviser to defer recommendation of a repurchase offer (or lower the percentage offered for repurchase) until the Fund has incurred sufficient net capital appreciation so that the Adviser would receive an Incentive Fee with respect to the repurchased Shares. Conversely, sufficient net capital appreciation could create the incentive for the Adviser to recommend that the Fund make a repurchase offer of a greater percentage than it might otherwise to "lock in" an Incentive Fee with respect to the repurchased Shares. The Board, however, expects to monitor this potential conflict in evaluating whether, and to what extent, the Fund will conduct a repurchase offer.

Investing in Portfolio Funds involves special risks, including the following:

•	Portfolio Funds may not be registered as investment companies under the 1940 Act. Therefore, the Master Fund, as an investor in Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies (such as mutual funds).

•	Portfolio Funds may, in some cases, concentrate their investments in a single industry or group of related industries. This increases the sensitivity of their investment returns to economic factors affecting that industry or group of industries.

•	Investment decisions for Portfolio Funds are made by Portfolio Managers independently of each other. As a result, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold by another Portfolio Fund. Consequently, the Master Fund could incur indirectly certain transaction costs without accomplishing any net investment result.

•	Investments in ETFs and similar investment vehicles, in particular, involve certain investment risks, including the risk that the general level of stock prices may decline, the risk of owning the underlying securities they are designed to track and the risk that an ETF may not fully replicate the performance of its benchmark index. In addition, because ETFs and similar investment vehicles bear various fees and expenses, an investment in these instruments will involve certain indirect costs and transaction costs, such as brokerage commissions. These costs may be duplicative with the fees and expenses already borne, directly or indirectly, by Feeder Fund shareholders.

•	The Adviser may have little or no means of independently verifying information provided by Portfolio Managers and, thus, may not be able to ascertain whether Portfolio Managers are adhering to their disclosed investment strategies and their investment and risk management policies. A Portfolio Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser.

•	The Master Fund relies primarily on information provided by Portfolio Managers in valuing its investments in Portfolio Funds. There is a risk that inaccurate valuations provided by Portfolio Managers could adversely affect the value of Shares and the amounts shareholders receive upon the repurchase of Shares. Because Portfolio Funds generally will provide net asset value information on a monthly basis, and may not provide detailed information on their investment positions except on an annual basis, the Master Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset value other than as of the end of each month and may not be able to verify valuation information given to the Master Fund by Portfolio Managers. Accordingly, each Fund's net asset value, as well as asset-based and performance-based fees, such as the Management Fee, Incentive Fee, Distribution Fee will be calculated in reliance on valuations provided by the Portfolio Managers which, as noted, may not be accurate. See "Calculation of Net Asset Value" for a description of the Fund's valuation policies and procedures.

•	Portfolio Managers typically charge asset-based management fees, and typically are also entitled to receive performance-based fees or allocations. The Master Fund, as an investor in Portfolio Funds, will be subject to these fees and allocations, which will reduce the investment returns of the Fund. These fees and allocations are in addition to the Management Fee the Master Fund pays to the Adviser.

•	The performance-based fees or allocations to Portfolio Managers may create an incentive for Portfolio Managers to make investments that are riskier or more speculative than those that might have been made in the absence of a performance-based fee or allocation. In addition, because a performance-based fee or allocation will generally be calculated on a basis that includes unrealized appreciation of a Portfolio Fund's assets, the fee or allocation may be greater than if it were based solely on realized gains.

•	Each Portfolio Manager will receive any performance-based fees or allocation to which it is entitled irrespective of the performance of the other Portfolio Managers and the Master Fund generally. Accordingly, a Portfolio Manager with positive performance may receive performance-based compensation from the Master Fund, which will be borne indirectly by shareholders, even if the Master Fund's overall investment performance would not entitle the Adviser to the Incentive Fee.

•	An investor who meets the conditions imposed by the Portfolio Managers, including minimum initial investment requirements that may, in many cases, be substantially higher than $50,000, could invest directly in Portfolio Funds or with Portfolio Managers. By investing in Portfolio Funds indirectly through the Fund and the Master Fund, an investor bears a pro rata portion of the asset-based fees and other expenses of the Feeder Fund (and, indirectly, the Master Fund), and also indirectly bears a pro rata portion of the asset-based fees, performance-based allocations and other expenses borne by the Master Fund as an investor in Portfolio Funds.

•	Investments in Portfolio Funds are illiquid, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly, in particular because Portfolio Funds may have restrictions that allow redemptions only at specific infrequent dates with considerable notice periods and apply lock-ups and/or redemption fees. The Funds' ability to withdraw monies from or invest monies in Portfolio Funds with such restrictions will be limited, and such restrictions will limit the Funds' flexibility to reallocate such assets among Portfolio Funds and/or other Asset Classes. In addition, such limited liquidity may limit the ability of the Master Fund and correspondingly, the Feeder Funds, from withdrawing, in whole or in part, from such Portfolio Funds. Such difficulties may result in a reduction in the frequency or amount of repurchase offers made by the Master Fund and correspondingly, the Feeder Funds.

•	In addition, Portfolio Funds may have the ability to temporarily suspend the right of their investors to redeem their investment during periods of exceptional market condition such as those recently experienced, and such suspension may occur for an extended period of time or as a prelude to liquidation of the Portfolio Fund. It may therefore be difficult for a Fund to sell or realize its investment in Portfolio Funds in whole or in part. Such difficulties may result in a reduction in the frequency or amount of repurchase offers made by the Master Fund and correspondingly, the Feeder Funds.

•	Portfolio Funds may be permitted to distribute securities in-kind to investors making withdrawals of capital. Upon the Master Fund's withdrawal of all or a portion of its interest in a Portfolio Fund, the Master Fund may receive securities that are illiquid or difficult to value, and which may cause the Master Fund to incur certain expenses. In such circumstances, the Adviser would determine whether to attempt to liquidate the security, hold it in the Master Fund's portfolio or distribute it to investors in the Master Fund (including the Feeder Funds) in connection with a repurchase by the Master Fund of all or a portion of its shares.

•	Some of the Portfolio Funds may hold a portion of their investments, in particular investments that are illiquid, in so-called "side pockets." Side pockets are sub-funds or other special allocations within a Portfolio Fund that create a structure to invest in illiquid and/or hard to value securities or other investments and are valued independently from the general portfolio with distinct allocation, distribution and redemption terms and are generally held only by those investors existing at the time of investment. There is no limit to the amount that the Funds may invest in Portfolio Funds with side pockets nor on the aggregate size of side pockets. Were the Funds to request redemption from a Portfolio Fund that distributed side pocket(s) to satisfy a portion of such redemption, the portion of the Fund's interest in the Portfolio Fund's side pockets would generally require a much longer period of time than redemption from the main portfolio and during the period of liquidation of the side pockets, the Funds would remain invested in the side pockets and subject to subsequent market fluctuation in the value of the side pockets. In addition, Portfolio Funds may also establish side pockets or other liquidity management allocations at the time a redemption request is made that are intended to reflect that portion of the Portfolio Fund's investments that are deemed illiquid at that time. To the extent such redemption side pockets are created, the Fund would similarly be subject to an extended liquidation period and market risk. Distributions of side pockets may include direct ownership interests in, or other interests participating in the economic returns generated by, one or more assets that are, or had been, held by the Portfolio Funds, or shares or other ownership interests in one or more liquidating special purpose vehicles holding such assets. In each case, the assets or interests are held until their liquidation or sale by the Portfolio Manager.

•	To the extent the Master Fund purchases non-voting securities of a Portfolio Fund or waives its right to vote its securities with respect to Portfolio Funds, it will not be able to vote on matters that require the approval of the investors in the Portfolio Fund, including matters that could adversely affect the Master Fund's investment in the Portfolio Fund.

Investing in a master/feeder arrangement involves certain additional risks, including the following:

•	Each Feeder Fund pursues its investment objective by investing in the Master Fund. The Fund does not have the right to withdraw its investment in the Master Fund. Instead, it may only do so through periodic repurchases by the Master Fund of the Fund's interests in the Master Fund. This may limit the ability of the Fund to make offers to repurchase Shares. In addition, the Fund may receive securities and other investments from the Master Fund in lieu of cash when it withdraws capital from the Master Fund. The Fund will incur expenses in liquidating investments received in connection with any in-kind distributions.

•	A change in the investment objective, policies or restrictions of the Master Fund may cause the Fund to withdraw its investment in the Master Fund. Alternatively, the Fund could seek to change its investment objective, policies or restrictions to conform to those of the Master Fund. The investment objective and certain investment restrictions of the Master Fund may be changed without the approval of investors in the Master Fund. However, the Master Fund will notify the Fund at least 30 days before any such significant changes are implemented (and the Fund will, in turn, notify its shareholders upon receipt of such notification by the Master Fund).

• Shares in the Master Fund may be held by investors other than the Fund. These investors may include other investment funds, including investment companies that, like the Fund, are registered under the 1940 Act, and other types of pooled investment vehicles. When investors in the Master Fund vote on matters affecting the Master Fund, the Fund could be outvoted by other investors. The Fund also may be adversely affected otherwise by other investors in the Master Fund.

• Other investors in the Master Fund may offer shares (or interests) to their respective investors that have costs and expenses that differ from those of the Fund. Thus, the investment returns for investors in other funds that invest in the Master Fund may differ from the investment return of investors in the Fund.

No guarantee or representation is made that the investment program of the Funds will be successful or that the Funds will achieve their investment objective.

Potential Conflicts of Interest	The investment activities of Adviser and its affiliates for their own accounts and for other accounts they manage may give rise to conflicts of interest that may disadvantage the Funds. (See "Potential Conflicts of Interest.")

Term	Each Fund's term is perpetual, except that a Fund may be terminated as provided in the Agreement and Declaration of Trust of such Fund.

Fiscal Year	Each Fund's fiscal year ends on each March 31. Each Fund's tax year for federal income tax purposes also ends on each March 31.

Administrator; Transfer Agent	UMB Fund Services, Inc., located at 803 West Michigan Street, Milwaukee, WI 53233, serves as each Fund's administrator (the "Administrator") and provides various administrative and accounting services necessary for the operations of the Funds, and also serves as transfer agent and registrar with respect to Shares of the Funds.

Custodian	UMB Bank, n.a., an affiliate of UMB Fund Services, Inc., located at 928 Grand Boulevard, 10th Floor, Kansas City, MO 64106, serves as the custodian (the "Custodian") for each Fund's assets and is responsible for maintaining custody of each Fund's cash and investments and for retaining sub-custodians to maintain custody of any foreign securities held by the Funds.

Legal Counsel	Schulte Roth & Zabel LLP, 919 Third Avenue, New York, NY 10022, serves as U.S. legal counsel to the Funds. The firm also acts as U.S. legal counsel to the Adviser and its affiliates with respect to certain other matters. The firm does not represent shareholders of the Funds in their capacity as such.

SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees that each Fund expects to incur (directly and indirectly through the Master Fund), and that investors can expect to bear.

Shareholder Transaction Expenses	Feeder I	Feeder II

Maximum Sales Load (as a percentage of offering price) (1)	2.00%	0.00%

Annual Expenses (as a percentage of average net asset value attributable to Shares)

Management Fee (including the 1.00% Management Fee and estimated Sub-Advisory Fees) (2)	1.17%	1.17%

Incentive Fee (3)	5.00%	5.00%

Distribution Fees (4)	0.75%	0.00%

Other Expenses (5)	0.28%	0.28%

Acquired Fund Fees and Expenses (6)	3.46%	3.46%

Total Annual Expenses (excluding the Incentive Fee) (3) (7)	5.66%	4.91%

Amount Reduced Under Expense Limitation Agreement (7)	0%	0%

Net Annual Expenses After Expense Limitation (including Acquired Fund Fees and Expenses) (7)	5.66%	4.91%

Based on estimates of expenses for the first full fiscal year of the Funds.

The purpose of the table below is to assist you in understanding the various costs and expenses that you will bear directly or indirectly on an investment in a Feeder Fund.

Example for Feeder I	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses (including the Incentive Fee) on a $1,000 investment, assuming a 5% annual return and a sales load of 2%:	$75	$185	$293	$557

You would pay the following expenses (including the Incentive Fee) on a $50,000 investment, assuming a 5% annual return and a sales load of 2%:	$3,764	$9,238	$14,640	$27,836

(See following page for footnotes)

The example includes the payment of the Incentive Fee and assumes that the annual return of Feeder I is 5%.  The Incentive Fee is generally equal to 5% of the Master Fund's net profits that are in excess of a 5% hurdle, plus a "catch up" provision entitling the Adviser to receive an Incentive Fee with respect to the portion of net profits equal to the amount of the hurdle for the applicable period.  As a result, the dollar amounts in the example could be significantly higher if Feeder I's actual rate of return exceeds 5%.

The example should not be considered a representation of future expenses.  Actual expenses may be greater or less than those shown in the example.  For a more complete description of the various costs and expenses, see "Fees and Expenses."

Example for Feeder II	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses (including the Incentive Fee) on a $1,000 investment, assuming a 5% annual return:	$49	$147	$246	$493

You would pay the following expenses (including the Incentive Fee) on a $50,000 investment, assuming a 5% annual return:	$2,456	$7,375	$12,303	$24,661

The example includes the payment of the Incentive Fee and assumes that the annual return of Feeder II is 5%.  The Incentive Fee is generally equal to 5% of the Master Fund's net profits that are in excess of a 5% hurdle, plus a "catch up" provision entitling the Adviser to receive an Incentive Fee with respect to the portion of net profits equal to the amount of the hurdle for the applicable period.  As a result, the dollar amounts in the example could be significantly higher if Feeder II's actual rate of return exceeds 5%.  (Unlike Feeder I, Feeder II does not pay an ongoing Distribution Fee, which is reflected in the Example.)

The example should not be considered a representation of future expenses.  Actual expenses may be greater or less than those shown in the example.  For a more complete description of the various costs and expenses, see "Fees and Expenses."

(1)        The specific amount of the sales load paid with respect to a shareholder is generally dependent on the purchase price paid by such shareholder, but will not exceed 2% of a shareholder's aggregate purchase price.  (Subject to that limit, however, the applicable schedule of sales loads may vary among Selling Agents.)  The sales load will not constitute an investment made by the shareholder in Feeder I, nor will it form a part of the assets of Feeder I or the Master Fund. (See "The Offering — Plan of Distribution.")  (Feeder II is not subject to a sales load.)

(2)        As a contractual matter, a Feeder Fund will not directly pay an investment management fee to the Adviser so long as the assets of the Feeder Fund are invested in the Master Fund; however, each Feeder Fund's shareholders will bear an indirect share of the Master Fund's annualized investment management fee of 1.00% of the Master Fund's net asset value (determined as of the end of each month).  The Management Fee shown above also reflects a Sub-Advisory Fee of 0.17%, which itself reflects the blended rate of Sub-Advisory Fees to be paid to the Sub-Advisers, based on the respective portion of assets currently estimated to be managed by each Sub-Adviser during the Master Fund's fiscal year.  See "Fees and Expenses — Management Fee."

(3)        Following the end of each Fiscal Period, the Master Fund is obligated to pay the Adviser an incentive fee (the "Incentive Fee") generally equal to 5% of the Master Fund's net profits that are in excess of a 5% hurdle, plus a "catch up" provision entitling the Adviser to receive an Incentive Fee with respect to the portion of net profits equal to the amount of the hurdle for the applicable period.  The Adviser cannot reasonably estimate the Fund's expected performance during its initial fiscal year.  Therefore, it cannot determine whether, and to what extent, any Incentive Fee would be payable by the Fund.  Accordingly, no Incentive Fee (and thus no catch-up fee) is reflected as part of the Total Annual Expenses.  However, the applicable Incentive Fee rate is shown, which, if earned, would cause the Fund's stated expense ratio to be higher, to the extent of such earned Incentive Fee.  See "Additional Risk Factors — The Incentive Fee."  For additional details regarding the Incentive Fee, see "Fees and Expenses — Incentive Fee."  See "Fees and Expenses Incentive Fee."

 (4)        Feeder I pays the Distributor an ongoing quarterly distribution fee at an annualized rate of up to 0.75% of Feeder I's average net asset value during the calendar quarter.  See "Fees and Expenses — Distribution Fees" for a further discussion of compensation that may be received by the Distributor and Selling Agents in connection with this offering.

(5)        "Other expenses" are based on the amount of Feeder Fund operating expenses (including offering and organizational expenses of the Feeder Fund) estimated for the fiscal year.  The initial offering and organizational expenses of each Feeder Fund are currently estimated to be $170,810 (or 0.17% based on the asset level assumed in the table for each Feeder Fund).

(6)        Includes the pro rata portion of the ordinary operating expenses (including offering and organizational expenses) of the Master Fund (except the Management Fee which is shown separately in the Table) that are expected to be borne by the Feeder Fund for the fiscal year, as well as the fees and expenses of the Portfolio Funds in which the Master Fund expects to invest.  The Master Fund also is indirectly subject to its pro rata share of Portfolio Fund fees and expenses, which typically include asset-based fees (generally ranging between 0.50-2.00% of net asset value) and, in many cases, performance fees or allocations.  Typical performance fees or allocations, if any, generally range between 5% to 25% of the net capital appreciation (if any) in the assets managed by the Portfolio Manager.  Fees and expenses of Portfolio Funds are based on historic fees and expenses.  Future Portfolio Funds' fees and expenses may be substantially higher or lower because certain fees are based on the performance of the Portfolio Funds, which may fluctuate over time.  The amount of the Fund's net assets used in calculating this percentage was based on anticipated net proceeds of $200,000,000 from this offering.

(7)The Adviser has entered into expense limitation and reimbursement agreements with each Feeder Fund (each, an "Expense Limitation Agreement") under which the Adviser has agreed to reduce its fees, or to pay or absorb the ordinary operating expenses of the applicable Feeder Fund (which includes organization and offering expenses, as well as the portion of the Master Fund's fees and expenses borne by the Feeder Fund, but excludes any Incentive Fees, the Sub-Advisory Fees, Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Feeder Fund or Master Fund, as applicable, and any other expenses not incurred in the ordinary course of the Feeder Fund's or Master Fund's business), to the extent that they exceed 2.25% per annum of such Feeder Fund's average monthly net asset value (the "Expense Limitation").  In consideration for the Adviser's agreement to limit the Feeder Fund's expenses, the Feeder Fund will carry forward the amount of any such expenses reduced, paid or absorbed by the Adviser in excess of the Expense Limitation, for a period not to exceed two years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts.  Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Feeder Fund's operating expenses to exceed the Expense Limitation.  The Expense Limitation Agreement will remain in effect until terminated by the Board of Trustees of the Feeder Fund.  (See "Fees and Expenses.")

PRINCIPAL RISK FACTORS

An investment in the Shares entails substantial risks and is a speculative investment.  There can be no assurance that the Funds' investment objective will be achieved.  Unless expressly provided to the contrary: references to "the Fund" or "a Fund" include the Master Fund (and, as applicable, the Feeder Funds); references to the capitalized term "Portfolio Managers" include Sub-Advisers or managers of Portfolio Funds (but not Dr. William J. Landes in his capacity as the Adviser's portfolio manager of the Fund); and references to the Portfolio include, where applicable, Portfolio Sleeves, the Macro Market Asset Allocation Overlay and Portfolio Funds.

General Economic and Market Conditions

All securities investments risk the loss of capital.  Shareholders may experience a significant decline in the value of their investment.  Prospective shareholders should invest only if they can sustain a complete loss of their investment.  To the extent that the Fund makes substantial investments in securities of a single issuer or issuers in a single industry sector, the risk of any investment decision is increased.  In addition, the value of the Fund's investments can be reduced as a result of unsuccessful allocations among Asset Classes (as defined below), including the poor performance of one or more Asset Classes, the Adviser's or a Portfolio Manager's employment of unsuccessful investment strategies, the Adviser's poor selection of Portfolio Managers or Portfolio Funds (as defined below), poor economic growth, pronounced market volatility, and political, regulatory and legal developments.  Further, the Portfolio's use of leverage, short sales or derivative transactions can result in significant losses to the Master Fund.  Shareholders could lose some or all of their investment.

General economic or market conditions may adversely affect the investments made by the Master Fund.  In addition, a downturn or contraction in the economy or in the capital markets, or in certain industries or geographic regions thereof, may restrict the availability of suitable investment opportunities for the Master Fund and/or the opportunity to liquidate any such investments, each of which could prevent a Fund from meeting its investment objective.  A general economic downturn could also result in the diminution or loss of the investments made by a Fund.  At the same time, market conditions could also increase the number of Shares requested for repurchase by a Fund.

Economic developments in the past couple of years may magnify the risk of investing in the Fund.  Dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, have resulted in significant write-downs of asset values by financial institutions, including government-sponsored entities and major commercial and investment banks.  These write-downs, initially of mortgage-backed securities, but spreading to credit default swaps and other derivative instruments, have caused many financial institutions to seek additional capital, to merge with larger and stronger institutions and, in some cases, to fail.  Additionally, many lenders and institutional investors have reduced, and in some cases, ceased to provide funding to borrowers, including other financial institutions, reflecting an ongoing concern about the stability of the financial markets generally and the strength of counterparties.  The turmoil also spread beyond the banking and financial services industry and has begun to affect other seemingly unrelated industries, such as the U.S. automobile industry, as well as industries in Europe and across the world.  The depth of the current financial crisis is continuing to expand and its ultimate scope, reach and affect cannot be predicted.

Consequences of this economic turmoil that may adversely effect the Fund include, among other things:

●
a potential lack of available credit, lack of confidence in the financial sector and reduced business activity, all which could materially and adversely affect the Fund and economic conditions generally.  For example, each Fund offers to repurchase a certain percentage of its outstanding Shares each calendar month commencing during the first calendar quarter after the Fund commences investment operations.  The erosion of confidence in the financial sector, and further deterioration of the financial markets and economic conditions generally, could lead to larger numbers of shareholders tendering their Shares for repurchase.  This could result in a general decline in the Fund's asset base over time, thus hampering its ability to effectively invest its capital to achieve its investment objective.  (See "Repurchase Offers — Consequences of Repurchase Offers.")

●	a significant decline in the equity markets which may reduce the value of the Fund's portfolio securities; and

●
the possibility that utilizing short-selling transactions, derivative instruments and hedging strategies of the type the Master Fund may use might not perform as intended or expected, resulting in higher realized losses and unforeseen cash needs.  In addition, these transactions depend on the performance of various counterparties.  Due to the challenging conditions in the financial markets, these counterparties may fail to perform, thus rendering the Fund's transactions ineffective, which would likely result in significant losses to the Fund.  (See "Principal Risk Factors — Counterparty Credit Risk.")

Further, the Fund may need to modify its investment strategies in the future in order to satisfy new regulatory requirements or to compete in a changed business environment.  For example, the U.S. government has indicated its willingness to implement additional measures as it may see fit to address changes in market conditions, and further Congressional responses to this financial crisis may result in a comprehensive overhaul of the regulatory infrastructure governing the financial system.  These future governmental measures may have further negative consequences for the Fund and may diminish future opportunities available to it in ways that cannot be predicted.

Given the volatile nature of the market environment, the Fund and the Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments, including regulatory developments and trends in new products and services, in the current or future market environment.  For example, hypervolatility events similar to the recent "flash crash" on May 6, 2010 may not be reasonably predictable or able to be meaningfully hedged.  Such a failure could materially and adversely affect the Fund and its ability to meet its investment objective.

Lack of Liquidity of Shares

No Fund has plans to list its shares on any securities exchange, and there is no assurance that any secondary market will develop for Shares.  The Fund may itself accept offers to purchase Shares that it receives directly from investors or investors may purchase Shares through a broker or dealer that has entered into a selling agreement with the Distributor.  Shareholders will be unable to redeem shares on a daily basis because the Funds are closed-end funds.  Although each Fund will offer to periodically repurchase shares, a shareholder may not be able to liquidate its investment in the Fund within a timeframe suitable to that shareholder.  See "Repurchase Offers" below.  In addition, shares are subject to transfer restrictions that permit transfers only to persons who are Qualified Investors (as defined herein).  Brokers or dealers may require substantial documentation in connection with a requested transfer of shares, and shareholders should not expect that they will be able to transfer shares at all.  Attempted transfers may require a substantial amount of time to effect.  Shares of the Funds may not be exchanged for shares of any other fund.  An investment in a Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment.

Employing a Multi-Manager Strategy Involves Risks Not Present in Direct Investment Programs

The success of the Master Fund and, thus, the Feeder Funds, depends upon the ability of the Adviser to develop and implement investment strategies that achieve the Master Fund's investment objective.  In doing so, the Adviser will be dependent significantly upon multiple Portfolio Managers and in their ability to implement their investment strategies successfully and generate total returns.  For example, a Portfolio Manager's inability to effectively hedge an investment strategy that it utilizes may cause the assets of the Master Fund invested with such Portfolio Manager to decline significantly in value and could result in substantial losses to the Portfolio.  Moreover, subjective decisions made by the Adviser (either in making allocations of Fund assets or in selecting Portfolio Managers) or the Portfolio Managers may cause the Master Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.  There are other risks described below relating to the implementation of the Fund's investment program through multiple Portfolio Managers.

Investments in Unregistered Portfolio Funds.  Many of the Portfolio Funds will not be registered as investment companies under the 1940 Act and, therefore, the Fund, as an investor in these Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds.  There can be no assurance that the Portfolio Managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Portfolio Managers will be protected.

Reliance on Information Provided by Portfolio Managers.  The Master Fund relies primarily on information provided by Portfolio Managers in valuing its investments in Portfolio Funds.  There is a risk that inaccurate valuations provided by Portfolio Managers could adversely affect the value of the Shares and, therefore, the amounts shareholders receive upon the repurchase of such Shares.  Because Portfolio Funds provide net asset value information to the Master Fund on a monthly basis and do not generally provide detailed information on their investment positions, except on an annual basis, the Master Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset value other than as of the end of each month and may not be able to verify valuation information given to the Master Fund by Portfolio Managers (except in the case of Portfolio Sleeves).  A Portfolio Manager may use proprietary investment strategies that are not fully disclosed, which may involve risks under some market conditions that are not anticipated by the Adviser.  There can be no assurance that a Portfolio Manager will provide advance notice of any material change in a Portfolio Fund's investment program or policies and thus, the Master Fund's investment portfolio may be subject to additional risks which may not be promptly identified by the Adviser.

For a Feeder Fund to complete its tax reporting requirements and to provide an audited annual report to shareholders, it must receive information on a timely basis from the Master Fund which, in turn, receives such information from the Portfolio Managers.  A Portfolio Manager's delay in providing this information could delay the Funds' preparation of tax information for investors, which will require shareholders to seek extensions on the deadline to file their tax returns, or could delay the preparation of each Fund's annual report.

Additional Fees and Expenses.  An investor who meets the conditions imposed by the Portfolio Managers, including minimum initial investment requirements that may be substantially higher than those imposed by a Fund, could invest directly with the Portfolio Managers.  By investing in the Portfolio Funds indirectly through the Fund, an investor bears a pro rata portion of the asset-based fee, Incentive Fee (as defined below) and other expenses of the Fund, and also indirectly bears a pro rata portion of the asset-based fees, any performance-based allocations and other expenses borne by the Master Fund as an investor in Portfolio Funds.

The fees and other expenses borne directly and indirectly by the Master Fund, including those fees, expenses and any performance-based allocations that are borne by the Master Fund as an investor in Portfolio Funds or Portfolio Sleeves, are higher than those of most other registered investment companies.

The Master Fund, as an investor in a Portfolio Fund, may be required to indemnify the Portfolio Fund and its Portfolio Manager from liability, damage, cost or expense arising out of various matters where the Portfolio Fund or Portfolio Manager has been adversely affected by the Master Fund's actions or has incurred liabilities arising from the Master Fund's actions.  In addition, the Master Fund may agree to indemnify the Portfolio Manager of a Portfolio Sleeve for certain matters, subject to any applicable limitations imposed by the 1940 Act.

Independent Portfolio Managers.  Each Portfolio Manager will receive any performance-based allocations to which it is entitled irrespective of the performance of the other Portfolio Managers generally.  Thus, a Portfolio Manager with positive performance may receive compensation from the Master Fund, and thus indirectly from investors in the Fund, even if the Master Fund's overall returns are negative.  Investment decisions of the Portfolio Funds are made by the Portfolio Managers independently of each other.  As a result, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold by another Portfolio Fund.  Consequently, the Master Fund could directly or indirectly incur certain transaction costs without accomplishing any net investment result.

Liquidity Implications.  With respect to Portfolio Funds, the Master Fund may make additional investments in or effect withdrawals from Portfolio Funds only at certain specified times.  The Master Fund may not be able to withdraw its investment in the Portfolio Fund promptly after it has made a decision to do so, which may result in a loss to the Master Fund and adversely affect a Feeder Fund's investment return.

Portfolio Funds may be permitted to distribute securities in-kind to investors, including the Master Fund, making withdrawals of capital.  Thus, upon the Master Fund's withdrawal of all or a portion of its interest in a Portfolio Fund, the Master Fund may receive securities that are illiquid or difficult to value.  In such circumstances, the Adviser would determine whether to attempt to liquidate the security, hold it in the Master Fund's portfolio or distribute it to investors in the Master Fund.  In the event a Feeder Fund was to receive such securities from the Master Fund, it would be required to dispose of such securities immediately either through liquidation or by distributing such securities to shareholders in connection with a repurchase by the Master Fund of all or a portion of its units.

Limitations on Voting Rights of Portfolio Funds.  To the extent the Master Fund purchases non-voting securities of a Portfolio Fund or waives its right to vote its securities with respect to Portfolio Funds, it will not be able to vote on matters that require the approval of the investors in the Portfolio Fund, including matters that could adversely affect the Master Fund's investment in the Portfolio Fund.

The Master Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the SEC (as defined below) (or assurances from the SEC staff (as defined below)) under which the Master Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions.  The Master Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions.  However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Master Fund may purchase non-voting securities of, or irrevocably waive its right to vote its interests in, Portfolio Funds.  This determination is generally made by the Adviser, in consultation with counsel to the Master Fund.  In this regard, the board of trustees of the Master Fund has adopted procedures relating to the Master Fund's waiver of voting rights, for purposes of assuring adherence to the foregoing limitations.

Valuation Estimates.  In most cases, the Adviser will have no ability to assess the accuracy of the valuations received from a Portfolio Manager regarding a Portfolio Fund.  Furthermore, the net asset values received by the Adviser from such Portfolio Managers will typically be estimates only, subject to revision based on the Portfolio Fund's annual audit.  Revisions to the Fund's gain and loss calculations will be an ongoing process, and no net capital appreciation or depreciation figure can be considered final until each Feeder Fund's and the Master Fund's annual audits are completed.

Certain securities in which Portfolio Funds invest may not have readily ascertainable market prices.  These securities will nevertheless generally be valued by Portfolio Managers, which valuations will be conclusive with respect to the Master Fund, even though Portfolio Managers will generally face a conflict of interest in valuing such securities because the values given to the securities will affect the compensation of the Portfolio Managers.  Any such securities held by a Portfolio Sleeve will be valued at their "fair value" as determined in good faith by the Board.

The valuation of the Master Fund's investment in a Portfolio Fund as provided by a Portfolio Manager as of a specific date may vary from the fair value of the investment as determined under procedures adopted by the Board of the Master Fund.  In such event, the Master Fund might receive less than the fair value of its investment in connection with its withdrawal of its investment from a Portfolio Fund.  The Adviser will attempt to resolve any conflicts between valuations assigned by a Portfolio Manager and fair value as determined by the Board of the Master Fund by seeking information from the Portfolio Manager and reviewing all relevant available information.  Such review may result in a determination to change the fair value of the Master Fund's investment.  Investors should recognize that valuations of illiquid securities, such as interests in Portfolio Funds, involve various judgments and consideration of factors that may be subjective.  As a result, the net asset value of the Master Fund (and thus, the Feeder Funds), as determined based on the fair value of its interests in Portfolio Funds, may vary from the amount the Master Fund would realize on the withdrawal of its investments from the Portfolio Funds.  This could adversely affect the Master Fund, the Feeder Funds, new shareholders and shareholders whose Shares are repurchased.

Exchange-Traded Funds ("ETFs").  The Master Fund may purchase shares of exchange-traded funds ("ETFs") and similar investment vehicles and effect short sales of these shares.  An ETF is an investment company that is registered under the 1940 Act that holds a portfolio of common stocks designed to track the performance of a particular index.  Transactions in shares of ETFs and similar investment vehicles may be used in seeking long-term capital appreciation or for hedging purposes.  Specifically, the Master Fund could purchase an ETF to gain direct or indirect exposure to an asset class or a specific portion of the U.S. or a foreign market, or to hedge other investments.

ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called "creation units."  Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

The Master Fund may purchase instruments that are similar to ETFs, representing beneficial ownership interests in specific "baskets" of stocks of companies within a particular industry sector or group.  These securities may also be listed on national securities exchanges and purchased and sold in the secondary market, but unlike ETFs are not registered as investment companies under the 1940 Act.

Investments in ETFs and similar investment vehicles involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile.  In addition, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held.

Because ETFs and similar investment vehicles bear various fees and expenses, the Master Fund's investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions.  These costs may be duplicative with the fees and expenses already borne, directly or indirectly, by Feeder Fund shareholders.

Asset Class Risks

Global Equity

The Global Equity Asset Class is generally comprised of direct or indirect investments in U.S. and non-U.S. equity investments, including securities issued by companies in developed and emerging markets, ETFs and securities of other investment companies or pooled vehicles.  Portfolio investments may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers.  The Portfolio also may invest in depositary receipts relating to foreign securities.  (See "Foreign Securities" below.)  Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

Common Stocks.  Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of the entity's preferred stock and other senior securities.  Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stocks.  Preferred stock generally has a preference as to dividends, and upon the event of liquidation, a preference over an issuer's common stock, but ranks junior to debt securities in an issuer's capital structure.  Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors.  Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid.  Preferred stock may also be subject to optional or mandatory redemption provisions.

Convertible Securities.  Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Convertible securities have unique investment characteristics, in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock).  The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  Generally, the conversion value decreases as the convertible security approaches maturity.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.  A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument.  If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.  Any of these actions could have an adverse effect on the Portfolio, which, in turn, could result in losses to the Fund.

Small and Mid-Capitalization Companies.  The Portfolio may invest in securities of small- (or micro-) capitalization companies, mid-capitalization companies and recently organized companies and, conversely, the Portfolio may establish short positions in such securities.  Historically, such securities, and particularly securities of smaller/micro capitalization companies, have been more volatile in price than those of larger capitalized, more established companies.  Many of the risks apply equally to mid-capitalization companies, and such companies are included in the term "small capitalization companies" for the purposes of this risk factor.  The securities of small capitalization and recently organized companies pose greater investment risks because such companies may have limited product lines, distribution channels and financial and managerial resources.  In particular, small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition.  In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel.  Further, there is often less publicly available information concerning such companies than for larger, more established businesses.

The equity securities of small capitalization companies are often traded over-the-counter or on regional exchanges and may not be traded in the volumes typical on a national securities exchange.  Consequently, the Portfolio may be required to dispose of such securities or cover a short position over a longer (and potentially less favorable) period of time than is required to dispose of or cover a short position with respect to the securities of larger, more established companies.  Investments in small capitalization companies may also be more difficult to value than other types of securities because of the foregoing considerations as well as lower trading volumes.  Investments in companies with limited or no operating histories are more speculative and entail greater risk than do investments in companies with an established operating record.  Additionally, transaction costs for these types of investments can be higher than those of larger capitalization companies.  Portfolio Managers (and the Adviser) may purchase securities in all available securities trading markets.

Foreign Securities.  The Portfolio's foreign securities may be listed on foreign securities exchanges or traded in foreign over-the-counter markets.  Investments in foreign securities or other assets/instruments are affected by risk factors generally not thought to be present in the U.S.  These factors include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets of the Portfolio Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries.  Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated.  Investment in foreign countries also involves higher brokerage and custodian expenses than does investment in domestic securities.

Other risks of investing in foreign assets or countries include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies.  A decline in the exchange rate would reduce the value of certain of foreign currency denominated portfolio securities irrespective of the performance of the underlying investment.  The foregoing risks may be more pronounced in emerging and less developed countries.  (See "Principal Risk Factors — Non-U.S. Investments; Emerging Market Risk.")

The Portfolio may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective.  Forward contracts are transactions involving an obligation to purchase or sell a specific currency at a future date at a specified price.  Forward contracts may be used by the Portfolio for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Portfolio anticipates purchasing or selling a foreign security.  This technique would allow the Portfolio to "lock in" the U.S. dollar price of the security.  Forward contracts may also be used to attempt to protect the value of the Portfolio's existing holdings of foreign securities.  There may be, however, imperfect correlation between the Portfolio's foreign securities holdings and the forward contracts entered into with respect to those holdings.  Forward contracts may also be used for non-hedging purposes to pursue the Portfolio's investment objective, such as when a Portfolio Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Portfolio.  There is no requirement that the Adviser or a Portfolio Manager hedge all or any portion of the Portfolio's exposure to foreign currency risks.

IPO Securities.  The Portfolio may purchase securities of companies in initial public offerings (i.e., "IPO securities") or shortly thereafter.  Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history.  These factors may contribute to substantial price volatility for the shares of these companies.  The limited number of shares available for trading in some initial public offerings may make it more difficult for the Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices.  In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors.  Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospect of achieving them.  IPO investments, as well as certain other investment techniques, may have a magnified performance impact on the Fund while it has a relatively small asset base, but should not be assumed to have a comparable impact if the Fund were to obtain a significantly larger asset base.

Global Fixed Income

The Global Fixed Income Asset Class is generally comprised of U.S. and non-U.S. fixed income investments, including government, corporate, high yield and mortgage-backed debt securities, as well as investments in ETFs and securities of other investment companies or pooled vehicles that seek exposure to this Asset Class.

Bonds and Other Fixed-Income Securities

The Portfolio may invest in U.S. and non-U.S. bonds and other fixed-income securities.  Fixed-income securities include, among other securities: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities ("U.S. Government Securities") or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities.  These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations.  Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

The Portfolio may invest in both investment grade and non-investment grade debt securities.  Accordingly, it is likely that many of the debt instruments in which the Portfolio invests may be unrated, and whether or not rated, the debt instrument may have speculative characteristics.  Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by a Portfolio Fund to be of comparable quality.  Non-investment grade debt securities (typically called "junk bonds") are securities that have received a rating from an NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.  Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default.  See "—Distressed/High Yield Securities" below.

The issuers of debt securities (including sovereign issuers) may face significant ongoing uncertainties and exposure to adverse conditions that may undermine the issuer's ability to make timely payment of interest and principal.  Such instruments are dependent on the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions.  In addition, an economic recession could severely disrupt the market for most of these securities and may have an adverse impact on the value of such instruments.  It is also likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.  In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Distressed/High-Yield Securities.  The Portfolio may invest in "below-investment grade" securities and obligations of U.S. and non-U.S. issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth or facing special competitive or product obsolescence problems, including companies involved in bankruptcy or other reorganization and liquidation proceedings.  The Portfolio also may invest in fee interests and other interests in distressed real estate or real estate-related assets.  (See "—Real Estate" below.)

Distressed securities are likely to be particularly risky investments, although they also may offer the potential for correspondingly high returns.  Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers.  Such investments also may be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy court's power to disallow, reduce, subordinate or disenfranchise particular claims.  Such companies' securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies.  In addition, there is no minimum credit standard that is a prerequisite to the Portfolio's investment in any instrument, and a significant portion of the obligations and preferred stock in which the Portfolio Fund invests may be less than investment grade.  Any one or all of the issuers of the securities in which the Portfolio may invest may be unsuccessful or not show any return for a considerable period of time.  There is no assurance that the Portfolio Manager will correctly evaluate the value of the assets collateralizing the Portfolio's loans or the prospects for a successful reorganization or similar action.  In any reorganization or liquidation proceeding relating to a company in which the Portfolio invests, the Portfolio may lose its entire investment, may be required to accept cash or securities with a value less than the Portfolio's original investment and/or may be required to accept payment over an extended period of time.  Under such circumstances, the returns generated from the Portfolio's investments may not compensate the shareholders adequately for the risks assumed.

In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Portfolio of the security in respect to which such distribution was made.

Some of the investments may require active monitoring and representation on official or unofficial creditors committees for the company.  Accordingly, a Portfolio Fund, for example, may seek representation on such committees from time to time if the Portfolio Manager determines that such representation is necessary or advisable to protect or further the Portfolio Fund's interests.  Serving on an official or unofficial committee increases the possibility that the Portfolio Fund will be deemed an "insider" or a "fiduciary" of the company it has so assisted and may restrict the Fund's trading of its investments in such company.  Should such assistance be provided before a company enters bankruptcy proceedings, a bankruptcy court, under certain conditions such as a finding of fraud or inequitable conduct, may invoke the doctrine of "equitable subordination" with respect to any claim or equity interest held by the Portfolio Fund in such company and subordinate any such claim or equity interest in whole or in part to other claims or equity interests in such company.  Claims of equitable subordination may also arise outside of the context of the Portfolio Fund's managerial activities.  In addition, if representation on a creditors committee of a company causes the Portfolio Fund or the Portfolio Manager to be deemed an affiliate of the company, the securities of such company held by the Portfolio Fund may become restricted securities, which are not freely tradable.  As the Portfolio Funds are likely to be required to indemnify the Portfolio Manager or any other person serving on a committee on its behalf for claims arising from breaches of those obligations, indemnification payments could adversely affect the return on the Portfolio Fund's investment in a company involved in a reorganization.

Prepayment and Extension Risk.  The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity.  This risk is primarily associated with asset-backed securities, including mortgage backed securities.  If a security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the a Portfolio Manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Portfolio Fund.  Conversely, as interest rates rise, the likelihood of prepayment decreases. The Portfolio Managers may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.

Commodities

The Commodities Asset Class generally includes direct and indirect investments in futures (and options on futures) traded on exchanges and in OTC markets with respect to commodities, including physical commodities, as well as investments in ETFs and securities of other investment companies or pooled vehicles that seek to replicate exposure to this Asset Class.

Futures Contracts.  The value of futures depends upon the price of the instruments, such as commodities, underlying them.  The prices of futures are highly volatile, and price movements of futures contracts can be influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies.  In addition, investments in futures are also subject to the risk of the failure of any of the exchanges on which a Portfolio Fund's positions trade or of its clearinghouses or counterparties.

Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as "daily price fluctuation limits" or "daily limits."  Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits.  Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit.  This could prevent the Portfolio from promptly liquidating unfavorable positions and subject it to substantial losses or from entering into desired trades.  In extraordinary circumstances, the Commodity Futures Trading Commission ("CFTC") or other similar non-U.S. regulatory body or agency could suspend trading in a particular futures contract, or order liquidation or settlement of all open positions in such contract.

Forward Trading.  Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis.  Forward and "cash" trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable.  The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade, and these markets can experience periods of illiquidity, sometimes of significant duration.  There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell.  Disruptions can occur in forward markets due to unusually high trading volume, political intervention or other factors.  The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Portfolio Manager would otherwise recommend, to the possible detriment of the Master Fund.  Market illiquidity or disruption could result in significant losses to the Portfolio.

Physical Commodities.  The Portfolio (through Portfolio Funds or otherwise) may invest in futures contracts on physical commodities, and may further invest in basic industries, or entities deriving a material component of their operations from activities in such commodities and basic industries, which may include energy products (such as crude oil, gasoline, heating oil, natural gas, coal and propane), chemicals, agriculture, food, precious metals, industrial materials and related support and manufacturing industries.  These strategies tend to perform better during inflationary times, periods of economic expansion, or periods during which demand outstrips supply.  Futures contracts on physical commodities are expected to comprise a minority of the Commodities Asset Class.

Energy/Natural Resource Investments.  The Portfolio may invest in publicly traded securities issued by companies involved in the energy sector, make private investments in energy-related assets or companies, trade futures in energy commodity markets, or engage in some combination of the foregoing.  Portfolio Funds also may have exposure to non-energy natural resources, such as gold and other precious metals, industrial metals and agricultural commodities such as grains and timber.  Energy (or related) investments may also include interests in Portfolio Funds engaged in long/short energy-related equities trading; commodity pools trading contracts on energy-related commodities, certain energy sector-focused mutual funds or ETFs; and private partnerships with illiquid, private energy-related investments in their portfolios.  Such entities may be involved with, or have their investment performance tied to, a wide variety of sub-sectors, including but not limited to oil and gas exploration, oil service, energy technology, power generation and transmission, pipelines and storage, and alternative or clean energy.

The Fund's investments in the energy/natural resources sector will be subject to the risk that prices of these securities may fluctuate widely in response to the level and volatility of commodity prices; exchange rates; import controls; domestic and global competition; environmental regulation and liability for environmental damage; mandated expenditures for safety or pollution control; the success of exploration projects; depletion of resources; tax policies; and other governmental regulation.  Investments in the natural resources sector can be significantly affected by changes in the supply of or demand for various natural resources.  The value of investments in the natural resources sector may be adversely affected by a change in inflation.

Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks.  Furthermore, accidents such as those involving a West Virginia coal mine and a major deep-water oil spill in the Gulf Coast, can give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life.  Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of companies operating in the energy/natural resources sector, as well as heightened regulation and corresponding increases in costs related to such regulation.  Companies operating in this sector may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies' financial conditions and ability to pay distributions to shareholders.

Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of "greenhouse gases" such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change.  These measures and future measures could result in increased costs to certain companies in which the Fund (or Portfolio Funds) may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund (or Portfolio Funds) may invest.

 In the wake of a Supreme Court decision holding that the Environmental Protection Agency ("EPA") has some legal authority to deal with climate change under the federal Clean Air Act, the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks.  These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the investment performance of the Fund.

Alternative Funds

The Alternative Funds Asset Class includes various alternative or "hedge" fund investments, including private investment funds that pursue event-driven, equity and/or credit long/short, relative value, arbitrage or other alternative strategies, as well as ETFs and securities of other investment companies or pooled vehicles that seek exposure to, or to replicate these strategies.  These investments, or Portfolio Funds, are managed by a variety of Portfolio Managers.  For a discussion of the general risks associated with a multi-manager product, including multiple investments in Portfolio Funds, see also "Employing a Multi-Manager Strategy Involves Risks Not Present in Direct Investment Programs" above.  Portfolio Funds in this Asset Class, depending on their investment programs, can also be subject to the risks:  (i) set forth above for the Global Equity or Global Fixed Income Asset Classes, or (ii) set forth below for the Real Estate Asset Class.  Furthermore, certain more specific risks typically associated with investments in the Alternative Funds Asset Class are described below.  Although the risks below are expected (and, in some cases, pronounced) for the Alternative Funds Asset Class, they may also be applicable to other Asset Classes of the Portfolio and to the use of the Macro Market Asset Allocation Overlay; thus, they should also be referred to in the context of evaluating risks of the other Asset Classes.  (References to "Portfolio Managers" in the section below include the Adviser in its employment of the Macro Market Asset Allocation Overlay.)

Leverage

Some or all of the Portfolio Managers may make margin purchases of securities and, in that regard, can borrow money from brokers and banks for investment purposes.  This practice, which is known as "leverage," is speculative and involves certain risks.  The Fund and Master Fund may also borrow money as discussed under "Additional Risk Factors — Leverage & Borrowings Risk."

Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets.  Borrowings to purchase equity securities typically will be secured by the pledge of those securities.  The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions.

Although leverage can increase investment return if a Portfolio Fund earns a greater return on investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if a Portfolio Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds.  The use of leverage will therefore magnify the volatility of changes in the value of investments held by Portfolio Funds that engage in this practice.  In the event that a Portfolio Fund's equity or debt instruments decline in value, the Portfolio Fund could be subject to a "margin call" or "collateral call," pursuant to which the Portfolio Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value.  In the event of a sudden, precipitous drop in value of a Portfolio Fund's assets, the Portfolio Manager might not be able to liquidate assets quickly enough to pay off the Portfolio Fund's borrowing.  Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased.  Portfolio Funds also may be required to maintain minimum average balances in connection with borrowings or to pay commitment or other fees to maintain lines of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.  These risks are magnified under circumstances where the Master Fund (including through Portfolio Sleeves) engages in leverage, or where the Fund or the Master Fund engage in permissible borrowing transactions or leverage (as discussed in " Additional Risk Factors — Leverage & Borrowings Risk.")

Short Sales

Some or all of the Portfolio Managers may attempt to limit a Portfolio Fund's (or the Master Fund's) exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Portfolio Manager believes possess volatility characteristics similar to those being hedged.  In addition, Portfolio Managers may use short sales for non-hedging purposes to pursue their investment objectives.  For example, a Portfolio Fund may effect a short sale of a security if, in the Portfolio Manager's view, the security is over-valued in relation to the issuer's prospects for growth.

To effect a short sale, a Portfolio Fund (or the Master Fund) will borrow a security from a brokerage firm to make delivery to the buyer.  The Portfolio Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Portfolio Fund, which would result in a loss or gain, respectively.  This investment technique is considered speculative.  A short sale of a security involves the risk of an unlimited increase in the market price of the security which could result in an inability to cover the short position and thus a theoretically unlimited loss.  There can be no assurance that securities necessary to cover a short position will be available for purchase.  Limitations on the Fund's use of leverage and short sales are described under "Additional Risk Factors — Leverage & Borrowings Risk" below.

Repurchase Agreements

Repurchase agreements are agreements under which a Portfolio Fund (or the Master Fund) purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Portfolio Fund at a higher price on a designated future date.  If the seller under a repurchase agreement becomes insolvent, the Portfolio Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Portfolio Fund is able to dispose of them.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Portfolio Fund may encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities.  If the seller defaults, the value of the securities may decline before the Portfolio Fund is able to dispose of them.  If a Portfolio Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Portfolio Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral as a result.

Reverse Repurchase Agreements

Reverse repurchase agreements are a form of borrowing that involves a sale of a security by a Portfolio Fund to a bank or securities dealer and the Portfolio Fund's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date.  These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio Fund.  Reverse repurchase transactions are a form of leverage and may increase the volatility of a Portfolio Fund's investment portfolio.

Special Investment Instruments and Techniques

Portfolio Managers may utilize a variety of special investment instruments and techniques (described below) to hedge the portfolios of the Portfolio Funds (or the Fund) against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes (e.g., to enhance returns).  These strategies may be executed through derivative transactions.  The instruments the Portfolio Managers may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur.  Certain of the special investment instruments and techniques that the Portfolio Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Derivatives.  Some or all of the Portfolio Managers may invest in, or enter into, derivatives ("Derivatives").  These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate.  Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole.  Derivatives permit a Portfolio Manager to increase or decrease the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as the Portfolio Manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on a Portfolio Fund's (or the Fund's) performance.

If a Portfolio Manager invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio's return and result in a loss.  The Portfolio also could experience losses if Derivatives are poorly correlated with its other investments, or if a Portfolio Manager is unable to liquidate its position because of an illiquid secondary market.  The market for many Derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

Options and Futures.  Portfolio Managers may utilize options and futures contracts.  They also may use so-called "synthetic" options or other derivative instruments written by broker-dealers or other financial intermediaries.  Options transactions may be effected on securities exchanges or in the over-the-counter market.  When options are purchased over-the-counter, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract.  Such options may also be illiquid and, in such cases, the Portfolio may have difficulty closing out its position.  Over-the-counter options purchased and sold by the Portfolio Funds also may include options on baskets of specific securities.

Portfolio Managers may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue the Portfolio's investment objectives.  A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option.  Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.  A covered call option is a call option with respect to which a portfolio owns the underlying security.  The sale of such an option exposes a portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security.  A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a portfolio's books to fulfill the obligation undertaken.  The sale of such an option exposes a portfolio during the term of the option to a decline in price of the underlying security while depriving the portfolio of the opportunity to invest the segregated assets.

A Portfolio Manager may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security.  A portfolio will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof.  To close out a position, a purchaser of an option would ordinarily make a similar "closing sale transaction," which involves liquidating the Portfolio's position by selling the option previously purchased, although the purchaser would be entitled to exercise the option should it deem it advantageous to do so.

The Portfolio also may purchase or write stock index options for hedging purposes.  The effectiveness of such activities will depend upon the extent to which price movements in the Portfolio correlate with price movements of the stock index selected.  Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, the Portfolio's ability to realize a gain from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, the level of stock prices in an industry or market segment, rather than movements in the price of a particular stock.

Portfolio Managers may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States.  Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States.  Foreign markets, however, may have greater risk potential than domestic markets.  For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract.  In addition, any profits a portfolio might realize in trading could be eliminated by adverse changes in the exchange rate, or a portfolio could incur losses as a result of those changes.  Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not.  Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

Engaging in these transactions involves risk of loss to the Portfolio.  No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio Funds to substantial losses.

Successful use of futures also is subject to the Portfolio Manager's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Portfolio Managers may purchase and sell stock index futures contracts for the Portfolio.  A stock index future obligates a portfolio to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

Portfolio Managers may purchase and sell interest rate futures contracts for the Portfolio.  An interest rate future obligates a portfolio to purchase or sell an amount of a specific debt security at a future date at a specific price.

Portfolio Managers may purchase and sell currency futures.  A currency future obligates a portfolio to purchase or sell an amount of a specific currency at a future date at a specific price.

Call and Put Options on Securities Indices.  The Portfolio may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objective.  A stock index fluctuates with changes in the market values of the stocks included in the index.  Accordingly, successful use by a Portfolio Manager of options on stock indexes will be subject to the Portfolio Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment.  This requires different skills and techniques than predicting changes in the price of individual stocks.

Warrants and Rights.  Portfolio Managers may purchase warrants and rights.  Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities.  Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company.  Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.  As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities.  In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Swap Agreements.  Portfolio Managers may enter into equity, interest rate, index and currency rate swap agreements.  These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Portfolio had invested directly in the asset that yielded the desired return.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.  Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by Portfolio Managers would require the calculation of the obligations of the parties to the agreements on a "net basis."  Consequently, the Portfolio's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").  The risk of loss with respect to swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.  If the other party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive.

The Fund has claimed an exemption from the definition of the term commodity pool operator pursuant to Rule 4.5 under the Commodity Exchange Act of 1974, as amended (the "CEA"), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Emerging Market Investments.  A Portfolio Manager may invest in securities of companies based in emerging countries or issued by the governments of such countries.  Investing in securities of certain of such countries and companies involves certain considerations not usually associated with investing in securities of developed countries or of companies located in developed countries, including political and economic considerations, such as greater risks of expropriation, nationalization and general social, political and economic instability; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in substantially greater price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; certain government policies that may restrict a Portfolio Manager's investment opportunities; and problems that may arise in connection with the clearance and settlement of trades.  In addition, accounting and financial reporting standards that prevail in certain of such countries generally are not equivalent to standards in more developed countries and, consequently, less information is available to investors in companies located in these countries than is available to investors in companies located in more developed countries. There is also less regulation, generally, in emerging countries designed to protect investors than there is in more developed countries.  Placing securities with a custodian in an emerging country may also present considerable risks.

Restricted and Illiquid Investments

Portfolio Managers may invest in restricted securities and other investments which are illiquid.  Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.  The market prices, if any, for illiquid securities tend to be volatile and a Portfolio Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale.

Where registration is required to sell a security, the Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement.  If, during such period, adverse market conditions were to develop, the  Portfolio might obtain a less favorable price than prevailed when it decided to sell.  Portfolio Managers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

To the extent privately placed securities held by the Portfolio qualify under Rule 144A promulgated under the Securities Act of 1933, as amended, and an institutional market develops for those securities, a Fund or a Portfolio Fund may be able to dispose of those securities without registering them under the 1933 Act.  To the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could have the effect of increasing the level of the Portfolio's illiquidity.  The Funds may adopt procedures under which certain Rule 144A securities will not be deemed to be illiquid, if certain criteria are satisfied with respect to those securities and the market therefor.  Foreign securities that can be freely sold in the markets in which they are principally traded may not considered by Funds to be restricted or illiquid.

Private Equity

The Portfolio's investments in this Asset Class are primarily made through investments directly in private equity funds or in private equity funds of funds, the general risks of which are included above under "Employing a Multi-Manager Strategy Involves Risks Not Present in Direct Investment Programs."  Interests in Portfolio Funds in the Private Equity Asset Class may be more illiquid than other Portfolio Funds (including alternative or hedge funds).  As such, the Fund may have particular difficulty withdrawing capital from any of these Portfolio Fund investments.  Furthermore, unlike many hedge funds, these Portfolio Funds will be invested significantly (either directly or through another private equity fund) in private companies, which:  involve a high degree of risk, are generally illiquid, and can be in small and middle markets which can be extremely risky (relative to public companies), and generally have less reliable information available to investors.  While private equity funds are like hedge funds, in that they are typically not registered under the 1940 Act, private equity funds often have substantially different features than hedge funds (including offering no liquidity), and thus the features of the Portfolio Funds in the Private Equity Asset Class are generally distinct from those of the Hedge Funds Asset Class described above.  See also "Restricted and Illiquid Investments" above.  Private equity investing is also subject to many of the economic and market risks described above under "Principal Risk Factors — General Economic and Market Conditions" and to the overall risks of equity and debt investments included under "Principal Risk Factors — Asset Class Risks."

Real Estate

The Fund seeks exposure to this Asset Class through investments in REITs and other real estate-related investments, as well as through investments in ETFs and securities of other investment companies or pooled vehicles that seek exposure to this Asset Class.  REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests.  REITs are subject to risks similar to those associated with direct ownership of real estate (including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities), as well as additional risks discussed below.

REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code (as defined below).  The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.  Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.  An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT.  A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations.  REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers.  REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.  REITs are often leveraged or invest in properties that are themselves leveraged, exposing them to the risks of leverage generally.  Among other things, leverage will generally increase losses during periods of real estate market declines.

REITs (especially mortgage REITs) are also subject to interest rate risks.  When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline.  If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates.  This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

The Portfolio may also invest in Portfolio Funds that are private partnerships which invest in real estate.  Although they may offer the opportunity to generate attractive returns, they do not provide the liquidity offered by REITs.  Portfolio Managers of these funds will invest in established properties with existing rent and expense schedules or in newly constructed properties that the Portfolio Manager judges to offer an attractive risk / return profile.  Portfolio Managers may invest in raw land, which may be acquired for appreciation or development purposes. These Portfolio Managers often do not provide their investors with the right to redeem their investment in the Portfolio Fund (i.e., "private equity"), thus the investors only gain liquidity in their investment through the distribution of rental income and the ultimate liquidation or sale of real estate assets held by the Portfolio Fund.

Macro Market Asset Allocation Overlay

Use of the Macro Market Asset Allocation Overlay is subject to the risks of the activities and instruments described herein.  In addition, use of the Macro Market Asset Allocation Overlay may not be successful and could result in greater losses than if it had not been implemented.

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ADDITIONAL RISK FACTORS

Temporary Investments

During periods of adverse market conditions in the equity securities markets, the Fund may deviate from its investment objective and invest all or a portion of its assets in high quality debt securities, including money market instruments, or hold its assets in cash.  Securities will be deemed to be of high quality if they are rated in the top four categories by an NRSRO or, if unrated, are determined to be of comparable quality by the Adviser.  Money market instruments are high quality, short-term debt obligations (which generally have remaining maturities of one year or less), and may include: U.S. Government Securities; commercial paper; certificates of deposit and banker's acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation; and repurchase agreements for U.S. Government Securities.  In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act.

The Fund may also invest in money market instruments or purchase shares of money market mutual funds pending investment of its assets in equity securities or non-money market debt securities, or to maintain such liquidity as may be necessary to effect repurchases of shares from shareholders or for other purposes.

It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it were not required to do so by law.  If a U.S. Government agency or instrumentality in with the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund's share price or yield could fall.  The U.S. Government's guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government Securities owned by the Fund does not imply that the Fund's shares are guaranteed by the Federal Deposit Insurance Corporation or any other government agency, or that the price of the Fund's shares will not continue to fluctuate.

Systemic Risk

World events and/or the activities of one or more large participants in the financial markets and/or other events or activities of others could result in a temporary systemic breakdown in the normal operation of financial markets. Such events could result in the Master Fund incurring substantial losses.

Competition

The securities industry, the various financial markets in which Portfolio Managers participate, and the varied strategies and techniques engaged in by the Portfolio Managers and the Adviser are extremely competitive and each involves a degree of risk. Each Fund and the Portfolio Managers will compete with firms, including many of the larger securities and investment banking firms, which have substantially greater financial resources and research staffs.

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Counterparty Creditworthiness

The Portfolio may invest in securities, commodities and other financial instruments that involve counterparties. The terms of these contracts are often customized and complex, and many of these arrangements occur in markets or relate to products that are not subject to regulatory oversight. The Portfolio Funds and Portfolio Sleeves (including the Macro Market Asset Allocation Overlay) and the Master Fund are subject to the risk that the counterparty to one or more of these contracts defaults, either voluntarily or involuntarily, on its performance under the contract. Any such default may occur rapidly and without notice.

Quantitative Models

The Adviser and certain Portfolio Managers may trade on the basis of nondiscretionary mathematical trading models. Generally, such models are programmed to identify investment opportunities based on the occurrence of specified events and/or situations and are dependent upon historical data. Should such events and/or situations not occur or should the historical data inadequately address current market conditions, the models may not generate any investment opportunities and/or profits.  Furthermore, securities selected using quantitative methods may perform differently from the market as a whole for many reasons, including the factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others.

Leverage & Borrowings Risk

The Funds may be exposed to risks associated with the use of leverage, such as the risk that leverage could have a negative effect on returns and the risks of default and liquidation. While leverage presents opportunities for increasing total return, it also has the effect of potentially increasing losses.  The Feeder Funds are only authorized to borrow money for temporary purposes (i.e., to meet repurchase requests and for liquidity purposes).  However, the Master Fund may borrow money for investment purposes (e.g., purchase securities on margin) or effect short sales of securities in connection with the Macro Market Asset Allocation Overlay and in connection with certain isolated strategies that may be utilized in certain Portfolio Sleeves, as well as to meet repurchase requests and for liquidity purposes.  The Portfolio Funds, however, may borrow money and leverage their investments through traditional means (such as by borrowing money through margin accounts, lines of credit with financial institutions or other lending arrangements on secured or unsecured bases). In addition, both the Master Fund and the Portfolio Funds may employ certain other financial techniques and trading strategies (including, but not limited to, the Macro Market Asset Allocation Overlay) that do not involve borrowing money through such traditional means but that would nonetheless have the economic effect of utilizing leverage.  Some or all of the Portfolio Managers may make margin purchases of securities and, in that regard, can borrow money from brokers and banks for investment purposes.  This practice, which is known as "leverage," is speculative and involves certain risks.  Activities involving leverage may not be successful, and could result in greater losses than if leverage had not been implemented.  The risks associated with borrowing and leverage are discussed in greater detail above under "Principal Risk Factors — Hedge Funds:  Leverage."

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The Investment Company Act of 1940 (the "1940 Act") requires each Fund to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed (including, with respect to the Master Fund, borrowings through Portfolio Sleeves, but not borrowings effected by Portfolio Funds), measured at the time the applicable Fund incurs the indebtedness (the "Asset Coverage Requirement").  This means that the value of such Fund's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness), measured at the time the Fund incurs the indebtedness.  The staff of the Securities and Exchange Commission's Division of Investment Management (the "SEC Staff") takes the position that short sales of securities, reverse repurchase agreements, use of margin, sales of put and call options on specific securities or indices, investments in certain other types of instruments (including certain derivatives such as swap agreements), and the purchase and sale of securities on a when-issued or forward commitment basis, may be deemed to constitute indebtedness subject to the Asset Coverage Requirement.

The SEC Staff has stated, however, that it will not deem a portfolio position involving these instruments to be subject to the Asset Coverage Requirement if an investment company "covers" its position by segregating liquid securities on its books or in an account with its custodian in amounts sufficient to offset the liability associated with the position.  Generally, in conjunction with portfolio positions that are deemed to constitute senior securities, the Master Fund must: (1) observe the Asset Coverage Requirement; (2) maintain daily a segregated account in cash or liquid securities at such a level that the amount segregated plus any amounts pledged to a broker as collateral will equal the current value of the position; or (3) otherwise cover the portfolio position with offsetting portfolio securities.  Segregation of assets or covering portfolio positions with offsetting portfolio securities may limit the Master Fund's ability to otherwise invest those assets or dispose of those securities.

There is no guarantee that a leveraging strategy will be successful.

Frequency of Trading

Some of the strategies and techniques employed by various Portfolio Managers (and the Adviser) require frequent trades to take place and, as a consequence, portfolio turnover and brokerage commissions may be greater than for other investment funds.

Capital Allocation

While the Adviser intends to allocate the Portfolio's capital among a number of investments with differing strategies and techniques, there are no fixed allotments. Although a Fund seeks a diversified portfolio of Portfolio Managers, there is a risk that certain isolated strategies or techniques may represent a disproportionate share of the Fund's assets and thus expose the Portfolio to a greater risk of loss (on a relative basis).

Reliance on the Adviser; Reliance on Key Individuals

The success of the Funds depends upon the ability of the Adviser to select and invest a Fund's assets with Portfolio Managers and select other investments that meet a Fund's investment objective. There can be no assurance that the Adviser will be able to do so. If the Adviser or Portfolio Managers should lose the services of certain key personnel, their ability to perform their responsibilities (and implement their investment strategies successfully) might be impaired and investors will have no special redemption rights in such event.

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Forward-Looking Statements

The forward-looking statements contained in this Prospectus, any accompanying prospectus supplement and the Statement of Additional Information are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended.  These forward-looking statements reflect the Adviser's view with respect to future events. Actual results could differ materially from those in the forward-looking statements as a result of factors beyond the Funds' control.  Investors are cautioned not to place undue reliance on such statements.

Special Tax Risks

Special tax risks are associated with an investment in the Fund.  The Fund intends to (i) elect to be treated as, and (ii) operate in a manner to qualify as, a "regulated investment company" or "RIC" under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code").  As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements imposed by Subchapter M.  Each of these ongoing requirements for qualification for the favorable tax treatment for RICs requires that the Fund obtain information from the Portfolio Funds in which the Fund is invested.  The Adviser has established internal policies and procedures for facilitating the information-gathering process and compliance with applicable qualification requirements.

If before the end of any quarter of its taxable year, the Fund believes that it may fail the Subchapter M asset diversification requirement, the Fund may seek to take certain actions to avert such a failure.  The Fund, through the Master Fund, may try to acquire additional securities interests in Portfolio Funds to bring itself into compliance with the Subchapter M asset diversification test.  However, the disposition of non-diversified assets, an action frequently taken by regulated investment companies to avert such a failure, may be difficult for the Fund to pursue because the Master Fund may effect withdrawals from an Portfolio Fund only at certain times specified by the governing documents of the particular fund.  While relevant provisions also afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund's ability to effect a withdrawal from a Portfolio Fund referred to above may limit utilization of this cure period.

If the Fund fails to satisfy the Subchapter M asset diversification or other RIC requirements, it may lose its status as a regulated investment company under the Code.  In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to the shareholders.  In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund's current and accumulated earnings and profits.  Accordingly, disqualification as a regulated investment company would have a material adverse effect on the value of the Shares and the amount of the Fund's distributions.  In addition, the Fund is required each December to make certain "excise tax" calculations based on income and gain information that must be obtained from the underlying Portfolio Funds.  If the Fund does not receive accurate information from the Portfolio Funds, the Fund risks failing to satisfy the Subchapter M qualification tests and incurring the excise tax on undistributed income. (See "Tax Aspects" in the SAI and "Description of Shares — Certain Tax Matters" below.)

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In addition, to facilitate investments that the Adviser believes to be attractive in a manner consistent with RIC qualification requirements, the Fund might, in certain situations, invest in "passive foreign investment companies" or "PFICs" (which are offshore investment funds that are treated as corporations for U.S. federal tax purposes).  For similar reasons, the Master Fund also may make investments through subsidiaries, including through U.S. corporate subsidiaries. The net income of a U.S. corporate entity will generally be subject to federal income tax at a rate of 35%, in addition to potential state and local income taxes.  These investments (in PFICs or U.S. corporate vehicles) may involve costs or other inefficiencies to the Funds, including, with respect to PFICs, U.S. withholding taxes, that the Master Fund does not incur when it invests in U.S. domestic Portfolio Funds.

The Incentive Fee

The Incentive Fee may create an incentive for the Adviser to cause the Master Fund to make investments that are riskier or more speculative than those that might have been made in the absence of the Incentive Fee.  In addition, the application of the Incentive Fee may not correspond to a particular shareholder's experience in the Fund because aggregate cumulative appreciation is calculated on an overall basis allocated equally to each Share.  The Incentive Fee is accrued monthly as a liability of the Master Fund and so reduces the net asset value of all of its shares (and, indirectly, the Shares).  The repurchase price received by a shareholder whose shares are repurchased in a repurchase offer will reflect an Incentive Fee accrual if the Master Fund has experienced positive performance in excess of the Hurdle through the date of repurchase.  An Incentive Fee accrual may subsequently be reversed if the Master Fund's performance declines.  No adjustment to a repurchase price will be made after it has been determined.

Whenever shares are repurchased in a repurchase offer, or the Master Fund pays a dividend or a distribution, in the event the Adjusted NAV of the Master Fund is below the Prior High NAV of the Master Fund, the Prior High NAV will be reduced on a pro rata basis.  However, the Master Fund's Adjusted NAV will always be reduced on a dollar-for-dollar basis in connection with such repurchases, dividends or distributions (to the extent not reinvested).  Furthermore, all purchases of shares by a shareholder will increase both the Adjusted NAV and Prior High NAV dollar-for-dollar.  As a result, shares of the Master Fund may accrue an Incentive Fee sooner than they otherwise would have.  See "Additional Risk Factors — Repurchase Offers," "Fees and Expenses — Incentive Fee," and "Repurchase Offers — Consequences of Repurchase Offers."

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The investment performance of the Fund may create an incentive to increase or reduce the frequency of repurchase offers of Shares by the Fund.  For example, in the event that the Fund has incurred net capital depreciation (or otherwise has not exceeded the Hurdle) since the last repurchase offer, it could create the incentive for the Adviser to defer recommendation of a repurchase offer (or lower the percentage offered for repurchase) until the Fund has incurred sufficient net capital appreciation so that the Adviser would receive an Incentive Fee with respect to the repurchased Shares.  Conversely, sufficient net capital appreciation could create the incentive for the Adviser to recommend that the Fund make a repurchase offer of a greater percentage than it might otherwise to "lock in" an Incentive Fee with respect to the repurchased Shares.  The Board, however, expects to monitor this potential conflict in evaluating whether, and to what extent, the Fund will conduct a repurchase offer.

Very few investment advisers to registered investment companies receive an incentive fee similar to that to which the Adviser is entitled.  However, the Incentive Fee is comparable to performance-based fees charged by private funds.

Repurchase Offers

The Fund will offer to purchase only a portion of its shares each month commencing during the first calendar quarter after the Fund commences investment operations, and there is no guarantee that investors will be able to sell all of their shares that they desire to sell in any particular repurchase offer.  If a repurchase offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of shares tendered by each shareholder.  The potential for pro-ration may cause some investors to tender more shares for repurchase than they wish to have repurchased.  See "Repurchase Offers — Oversubscribed Repurchase Offer."

The Fund's repurchase policy may have the effect of decreasing the size of the Fund over time from what it otherwise would have been.  It may, therefore, force the Fund to sell assets it would not otherwise sell.  Further, share repurchases could cause the Master Fund to liquidate its more liquid assets and hold a greater percentage of more liquid assets than otherwise desirable in order for the Master Fund to fund repurchase offers.  If the Master Fund were required to redeem its investment in a Portfolio Fund below a minimum required level to satisfy repurchase offers, the Master Fund may be required to liquidate such investment in its entirety and eliminate such investment from its Portfolio.  Share repurchases could also cause the Master Fund to liquidate investments under unfavorable market conditions, which may decrease the value of the Shares.  Repurchases may also reduce the investment opportunities available to the Fund and cause its expense ratio to increase.  See "Repurchase Offers — Consequences of Repurchase Offers."

Redemptions In-Kind

There may be circumstances in which a Portfolio Manager determines that it is in the best interests of a Portfolio Fund and its investors (including the Master Fund) to satisfy redemption requests in full or in part in kind. Although Portfolio Funds generally will endeavor to distribute cash to redeeming investors (including the Master Fund), there can be no assurance that a Portfolio Fund will meet this objective. For example, if significant redemptions are requested on a particular redemption date or a series of redemption dates, a Portfolio Fund may be unable to liquidate its investments at the time such redemption is requested or may be able to do so only at prices that the Portfolio Manager believes do not reflect the true value of such investments and/or that would adversely affect the Portfolio Fund and its investors.

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Additionally, any in-kind distribution of Portfolio Fund assets in payment of a redemption amount (or portion thereof) may consist of illiquid securities and there is no assurance that such securities will be readily saleable on a trading market.  Such assets may be distributed in kind in connection with a repurchase offer by the Funds.

Lack of Operating History

Each of the Funds is newly formed and has a limited operating history upon which investors can evaluate its performance.  However, the Adviser, as well as the portfolio manager of the Fund, Dr. William J. Landes, and other personnel of the Adviser, have substantial experience in managing investment portfolios, including "endowment" style portfolios like the Master Fund.  In addition, the Adviser and its personnel, including Dr. Landes, manage investment funds and accounts that have investment programs that are substantially similar to the investment program of the Funds.  These funds and accounts are not registered under the 1940 Act, nor are they subject to related requirements of the Internal Revenue Code.  See "Performance Information" and "Management of the Fund."

Historical Performance

The Adviser may invest the Master Fund's assets with Portfolio Managers with which it has longstanding relationships and which manage Portfolio Funds that have performed well historically. However, past performance is not indicative of future results and no representation is made that the Master Fund's investments will, or are likely to, achieve results similar to those achieved in the past, or that shareholders will receive a return of any of their investment.  A Portfolio Fund's past performance may in fact vary significantly from results subsequently achieved and there can be no assurance that investments in the Portfolio Funds will generate any gains or profits for the Master Fund. Past performance of the Adviser or its affiliates, employees or representatives or any other person is also not indicative of future results of the Funds and no assurance can be given that a Fund's investment objective will be achieved.

Investment Performance of the Funds

The investment performance of the Funds and other investment entities and accounts managed by the Adviser (the "Other Accounts") with similar investment objectives and strategies may vary significantly.

While the Master Fund, directly or indirectly, generally is expected to make each investment on a side-by-side basis with the Other Accounts, the structure of certain transactions or legal, tax, regulatory or other considerations may result in the Master Fund being unable or unwilling to make an investment made by the Other Accounts.  As a result, the returns of the Master Fund may differ in material respects when compared to the returns of one or more of the Other Accounts.  The Adviser may, subject to applicable law, allow one or more Other Accounts to participate in one or more investments, taking into account the investment objectives, guidelines and constraints or other considerations of the Master Fund and such Other Accounts, the structure of certain investment transactions or legal requirements, or tax considerations. The Adviser may allocate investments to and among the Master Fund and any Other Accounts in its sole discretion, subject to adhering to its policy of making fair and equitable allocations (based on the particular circumstances of each client).  As a result, the investment performance of, and the returns from, the Master Fund and any Other Accounts may vary in material respects.

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Market Disruption and Geopolitical Risk

The aftermath of the war with Iraq, the continuing occupation of Iraq and Afghanistan and continuing terrorist attacks around the world may have a substantial impact on the U.S. and world economies and securities markets.  The nature, scope and duration of the occupation cannot be predicted with any certainty.  The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally.  Those events could also have an acute effect on individual issuers or related groups of issuers.  These risks could also adversely affect individual issuers and securities markets, interest rates, inflation and other factors relating to the Fund's shares.

Potential Conflicts of Interest

The investment activities of the Adviser, Portfolio Managers and their affiliates for their own accounts and for other accounts they manage (collectively, "Other Accounts") may give rise to conflicts of interest that may disadvantage the Funds.  Each Fund has no interest in these other activities of the Adviser and its affiliates.  As a result of the foregoing, the persons that manage the Fund's investments and their associated investment firms and their affiliates: (i) will be engaged in substantial activities other than on behalf of the Adviser and the Fund, (ii) may have differing economic interests in respect of such activities, and (iii) may have conflicts of interest in allocating their time and activity between each Fund and Other Accounts.  Such persons will devote only so much of their time to the management of the Fund's investments as in their judgment is necessary and appropriate.

There may be circumstances under which the Adviser, Portfolio Managers or their associated firms will cause one or more of their Other Accounts to commit a different percentage of their respective assets to an investment opportunity than to which they will commit the Portfolio's assets.  There also may be circumstances under which they will consider participation by their Other Accounts in investment opportunities in which the Portfolio would not intend to invest, or vice versa.  The Adviser and Portfolio Managers will not purchase securities or other property from, or sell securities or other property to, the Fund, except that certain broker dealers affiliated with Portfolio Managers may act as broker for the Fund in effecting securities transactions, subject to adherence to applicable Securities and Exchange Commission (the "SEC") rules.  See "Potential Conflicts of Interest" and "Brokerage."

Additional Risks

Since the Prospectus describes both Feeder Funds, there is a possibility that one Feeder Fund might become liable for any misstatement, inaccuracy, or incomplete disclosure in the Prospectus as it relates to the other Feeder Fund.

The foregoing list of risk factors does not purport to be a complete enumeration or explanation of the risks involved in an investment in the Funds. Investors should read the entire Prospectus, consider risks and consult with their own advisors before making any investment decision with respect to an investment in the Funds.

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THE FUNDS

Each Fund is registered under the 1940 Act as a diversified, closed-end management investment company.  Each Fund was organized under an agreement and declaration of trust ("Declaration of Trust") on May 3, 2010 in the State of Delaware and has a limited operating history.  The Funds' principal office is located at 28 State Street, 40th Floor, Boston, MA  02109 and its telephone number is (617) 532-0200.  The Adviser, Gottex Fund Management Ltd., a Delaware corporation, is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940 (the "Advisers Act"), and will serve as the investment adviser of each Fund.  Dr. Landes, the Senior Managing Director and Senior Investment Partner of the Adviser, serves as the Adviser's portfolio manager of the Fund.  Responsibility for the overall management and supervision of the operations of the Fund is vested in the individuals who serve on the Board of Trustees of each Fund (the "Board").  See "Management of the Fund — The Board of Trustees" herein and "Management of the Fund" in the SAI.

USE OF PROCEEDS

The proceeds of the initial offering and any continuous offering, excluding the amount of any sales load paid by shareholders (if applicable) and net of the Funds' ongoing fees and expenses, will be invested in accordance with the Funds' program as soon as practicable after the closing date of the initial offering period or, in the case of a continuous offering, as soon as practicable after each monthly closing of such offering or at such other times as may be determined by the Board.

Pending the investment of the proceeds of any offering in securities and other investments consistent with the Funds' investment program, the Fund may, during periods of adverse market conditions in the equity securities markets, deviate from its investment objective and invest all or a portion of its assets in high quality debt securities, including money market instruments, or hold its assets in cash.  The Funds may be prevented from achieving their objective during any time in which the Master Fund's assets are not substantially invested in accordance with its principal investment strategies.

STRUCTURE

Each of the Feeder Funds invests substantially all of its assets in the Master Fund through a "master/feeder" structure.  The Master Fund is similar in certain respects to an unregistered private investment fund in that:  (i) Shares are sold in comparatively large minimum denominations to high net worth individuals and institutional investors; (ii) it is subject to both asset-based and performance-based fees; and (iii) Shares are not freely transferable and should be considered illiquid.  Unlike a private investment fund, however, the Master Fund (and each Feeder Fund) has registered under the 1940 Act and, with respect to the Feeder Funds, has registered its shares under the 1933 Act to be able to offer shares publicly and without any limitation on the number of investors that can participate in the Master Fund's investment program.  (See "The Offering — Purchase Terms; Minimum Investment.")

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INVESTMENT PROGRAM

Investment Objective and Policies

Each Fund's investment objective is to seek maximum total return, primarily through seeking capital appreciation and/or income, consistent with an acceptable level of risk (as determined by the Adviser).  No assurance can be given that the Funds will achieve their investment objective or that shareholders will not lose money.

The Funds' investment objective is fundamental and may not be changed without the approval of shareholders.  However, except as otherwise stated in this prospectus (the "Prospectus") or in the SAI, the investment policies and restrictions of the Funds are not fundamental and may be changed by the Board without a vote of shareholders.  The Funds' fundamental investment policies and restrictions are listed in the SAI.  Their principal investment strategies are discussed below.  The Funds may change any investment policy or strategy that is not fundamental, if the Board believes doing so would be consistent with the Funds' investment objective.

Principal Investment Strategies & Methodology

Each Fund's investment objective is to seek maximum total return, primarily through seeking capital appreciation and/or income, consistent with an acceptable level of risk (as determined by the Adviser).  The Master Fund (and the Feeder Funds indirectly through their investment in the Master Fund, a structure commonly known as a "master/feeder fund" arrangement) pursues this objective by employing a multi-asset, multi-strategy investment program.

By "endowment style," the Funds' investment program seeks to provide shareholders with an Adviser and overall asset allocation and portfolio management services traditionally available on a combined basis to larger endowments and institutions.  The Funds' investment program combines broad diversification, systematic portfolio risk management, internal management of a substantial portion of its assets and selective utilization of external managers.

The Master Fund's Portfolio (as defined below) will attempt to capture longer-term appreciation, notwithstanding possible losses and/or volatile investment performance in the short-term, through the identification of investment opportunities across a broad range of alternative and traditional assets in multiple asset categories (the "Asset Classes").  The Master Fund will invest in these Asset Classes either: (i) indirectly, through investments in private investment funds, exchange-traded funds or other pooled investment vehicles (collectively, "Portfolio Funds") (which may include vehicles commonly known as "hedge funds") that invest, in whole or in part, in such Asset Classes (or that seek economic exposure to the performance of the Asset Classes); or (ii) directly, as  managed by one or more sub-advisers selected by the Adviser ("Sub-Advisers").  (Sub-Advisers and managers of Portfolio Funds may collectively be referred to as "Portfolio Managers.")  In addition, the Adviser will employ a Macro Market Asset Allocation Overlay, which seeks to enhance the Master Fund's portfolio returns by investing in shorter-term tactical opportunities (i.e., those having expected investment horizons approximating three to nine months).  This overlay strategy is further described under "Investment Program — Macro Market Asset Allocation Overlay" below.  Each portion of the Master Fund's investable assets is referred to as a "Portfolio Sleeve" and collectively as "Portfolio Sleeves" and, together with the Portfolio Funds and the Macro Market Asset Allocation Overlay, the "Portfolio."

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The Adviser currently anticipates that the Portfolio will have exposure to the following broadly-defined Asset Classes:

• U.S. and Non-U.S. Equity Investments (including securities issued by companies in developed and emerging markets, ETFs and other investment companies or pooled vehicles) ("Global Equity").  Global Equity is expected to include Portfolio Accounts or Portfolio Funds managed generally by long-only Portfolio Managers.  This Asset Class is expected to cover a wide range of geographic regions, investment styles, and market capitalizations.

• U.S. and Non-U.S. Fixed Income Investments (including sovereign, corporate, agency and high yield debt securities (commonly referred to as junk bonds, which are speculative) and securities of ETFs and other investments companies or pooled vehicles that seek exposure to this Asset Class) ("Global Fixed Income").  This Asset Class is expected to include exposure to fixed-income Portfolio Managers that invest across a wide range of U.S. and non-U.S. government (including agencies and instrumentalities), corporate (which may include U.S. and non-U.S. companies), high yield and mortgage or other asset-backed debt securities.  There are no credit quality restrictions on the Portfolio's debt securities investments.  In addition to seeking to enhance Fund returns, the Adviser may seek exposure to this Asset Class to seek to capture returns during times of equity market underperformance.

• Commodity Investments (including futures traded on exchanges and in OTC markets and physical commodities and securities of ETFs and other investments companies or pooled vehicles that seek exposure to this Asset Class) ("Commodities").  This Asset Class is expected to include primarily exposure to Portfolio Managers that are Commodity Trading Advisors ("CTAs") that invest in a wide range of commodities markets and investment styles, including, without limitation, oil and gas, metals, carbon credits, crops, feedstock and financial derivatives. The CTAs may trade futures and options on futures on U.S. and non-U.S. exchanges.  In addition to seeking enhanced returns for the Portfolio, the Adviser may seek exposure to this Asset Class to capture returns that are uncorrelated with the equity and fixed income capital markets.

The Adviser currently expects to seek exposure to this Asset Class primarily through investments in one or more Portfolio Funds included on a fund platform sponsored by AlphaMetrix, LLC ("AlphaMetrix").  AlphaMetrix is a Delaware limited liability company and has its principal office in Illinois with a branch office in New York.  AlphaMetrix has approximately $6 billion of assets on the platform (including account tracking) through which the Adviser expects to invest, as of December 31, 2011.

• Alternative or "Hedge" Fund Investments  (including private investment funds that pursue event-driven, equity and/or credit long/short, relative value, arbitrage or other alternative strategies and securities of ETFs and other investments companies or pooled vehicles that seek exposure to these strategies) ("Alternative Funds").  In addition to seeking enhanced returns for the Portfolio, the Adviser may seek exposure to this Asset Class to capture returns that are uncorrelated with more traditional Asset Classes.

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Portfolio Funds in this Asset Class generally employ one or more of the following alternative strategies, which are summarized below, among others:

Event-Driven.  So-called "event-driven" strategies can include merger or risk arbitrage that attempts to exploit merger activity to capture the spread between current market values of securities and their values after successful completion of, or fail attempt at, a merger, restructuring or similar corporate transaction.  A typical investment includes a long position in the company that is being acquired and a short position in the company that is acquiring the other company. The likelihood of the merger occurring and the time until completion are important factors to consider.  Another event-driven strategy involves so-called "special situations" whereby Portfolio Funds invest in securities of issuers that are engaged in, or expected to experience, certain special events such as restructurings, spin-offs, liquidations, privatizations, stock buybacks, bond upgrades from credit agencies, and earnings surprises, all with the intention of profiting from the outcome of such events.

Macro strategies generally use analysis of macroeconomic and financial conditions to develop views on country, regional or broader economic themes and then seek to capitalize on these views by allocating capital to relatively short-term trading opportunities in securities, commodities, interest rates, currencies and other instruments.  Investments using these strategies may be either long or short, and may employ significant leverage.

Equity Long/Short.  This strategy seeks to benefit from a Portfolio Manager's ability to select investments, frequently either long- or short-only, but also combining long positions with short sales in an effort to offset systematic market risks.  A typical investment technique which a Portfolio Manager may employ is to take long positions in stocks that it believes are undervalued, and short positions in stocks believed to be overvalued, with stocks within the same industry.  Market exposure can vary substantially, leading to a wide range of risk and return profiles.  No guarantee can be given that a Portfolio Manager will be able to effectively minimize systematic or other risks.

Credit Long/Short.  This strategy seeks to generate capital appreciation or otherwise generate income by investing in a variety of predominantly credit and credit-related instruments or obligations, both long and short, across a company's capital structure.  These strategies consist of both long and short investments in the debt of an issuer in situations where the Portfolio Manager believes, based on a fundamental analysis of an issuer's creditworthiness and/or the processes surrounding any possible restructuring of the issuer's debt, that the market value of the debt does not reflect its intrinsic value.  These strategies may include, but are not limited to, long or short positions in, or arbitrage strategies involving, investment grade debt, high yield debt and  distressed debt (commonly referred to as junk bonds, which are speculative), credit spread trading, arbitrage, basis trading, relative value, volatility trading and arbitrage and derivative trading and arbitrage involving credit-related instruments (such as credit default swaps, bonds, bank debt, trade or vendor claims, as well as other contractual and legal obligations, loans or other debt instruments and preferred equity).  These strategies include, but are not limited to, issuers who are in financial distress or have filed for bankruptcy protection, and otherwise may involve taking on varying degrees of credit market exposure and may seek to exploit inefficiencies and opportunities in the credit markets.  A variety of hedging techniques may be employed to reduce certain risks, including interest rate and credit risk.  At times, the Portfolio Fund may proactively engage directly with companies or creditor committees to restructure debt obligations.  In addition, the Portfolio Fund may seek to invest in financings of debtors for whom the traditional financing markets are unavailable.

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Relative Value.  Relative value strategies are designed to profit from changes in the prices of two or more securities relative to one another.  Strategies within the relative value style that may be employed by Portfolio Funds include equity market-neutral or statistical arbitrage, capital structure arbitrage, convertible arbitrage and fixed income/credit arbitrage.

Equity Market-Neutral strategies attempt to construct portfolios that will generate attractive returns through the development and implementation of sophisticated quantitative and qualitative trading models.  Most of these models dictate the purchase of stocks that are expected to perform relatively better than the broader market while, at the same time, selling short those stocks expected to perform relatively worse.  These strategies operate from the premise that they can forecast the relative performance of specific stocks better than that of the market as a whole, thereby decreasing systemic market risk in favor of stock specific risk.

Statistical Arbitrage strategies attempt to use systematic models to build long and short portfolios of securities whose current prices are predicted to increase or decrease based on established statistical relationships.

Convertible Arbitrage strategies involve investing in convertible bonds that appear incorrectly valued relative to their theoretical value. The strategy consists simultaneously of the purchase (or short sale) of a convertible security coupled with the short sale (or purchase) of the underlying security for which the convertible can be exchanged to exploit price differentials. Investment Managers typically seek to hedge out the risk inherent in the stock; the remaining interest rate risk may or may not be hedged.

Fixed-Income/Credit Arbitrage strategies attempt to take advantage of pricing differentials between related fixed-income securities.  To execute this strategy, a Portfolio Manager typically will invest in one fixed-income security while seeking to hedge the market risk with an offsetting investment in another related security.  Portfolio Managers may focus on complex securities, such as mortgage- and asset-backed securities, to attempt to benefit from anticipated changes in the relative difference in their yields and other characteristics.  Such disparities, or spreads, are often created by imbalances in supply and demand of different types of issues (for example, U.S. government agency securities relative to U.S. Treasuries of comparable duration and liquidity).  In general, these fixed income investments are structured with the expectation that they will be non-directional and independent of the absolute levels of interest rates.  As this interest rate exposure is hedged out, these strategies generally exhibit little to no correlation to the broader equity and bond markets.  There can be no assurance that any such hedging techniques will be successful or that the hedging employed by a Portfolio Manager will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

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These strategies may also include buying fixed income or yield-bearing instruments with a higher coupon or yield and shorting a shorter duration instrument with a lower coupon.  A Portfolio Fund makes a spread on the difference between the higher yielding long position and the lower yielding short position.  Investment banks may allow a Portfolio Manager to use significant leverage in these positions (particularly if the instruments are investment grade corporate securities or government securities).  The principal risk in this strategy is of rising interest rates, which often result in a greater decline in the value of the long position than in the short position.  In such a case, the Portfolio Manager will either have to provide additional collateral to the investment bank lender or close the position at a loss.  Depending on the level of leverage and the duration of the long position, the resulting loss of capital could be significant.

• Private Equity Investments  (including interests in private equity or venture capital funds or private equity "funds of funds" (which interests may be publicly traded) that have exposure to strategies that include, among other things, buyout, venture capital, growth capital or distressed companies) ("Private Equity").  Private equity investing seeks to generate capital appreciation through investments (directly or indirectly) in private companies in need of capital. The private equity strategy seeks to profit from, among other things, the inefficiencies inherent in these markets through valuation and due diligence analysis of available business opportunities.  The types of Portfolio Funds in this Asset Class may vary widely such as: sector, size, stage (venture, mezzanine, etc.), duration, liquidity, and the extent to which the Portfolio Managers take an active role in managing and operating the business. Certain Portfolio Managers and Portfolio Funds focus on opportunities in the secondary market, buying interests in existing private equity funds, often at a discount.  In addition such private equity Portfolio Funds typically offer liquidity only upon certain events, such as the sale of assets.  Currently, the Private Equity Asset Class is primarily expected to consist of interests in private equity or venture capital funds or private equity "funds of funds" (which interests may be publicly traded) that have exposure to strategies that include, among other things, buyout, venture capital, growth capital or distressed companies, as well as ETFs or other pooled vehicles that seek direct or indirect exposure to this Asset Class.

• Real Estate Investments (primarily including interests in real estate investment trusts ("REITs") or other interests in real estate or mortgages thereon and timber) ("Real Estate").  In addition to seeking enhanced returns, the Adviser may seek exposure to this Asset Class in an effort to gain an "inflation edge" which could, in turn, enhance the Portfolio's returns during periods of financial market underperformance.

It is currently expected that the Real Estate Asset Class would be comprised of investments in:  (a) real estate investment trusts (commonly known as "REITs") that are publicly traded or privately offered; and/or (b) private partnerships that make direct investments in: (i) existing or newly constructed income-producing properties, including office, industrial, retail, and multi-family residential properties; (ii) raw land, which may be held for development or for the purpose of appreciation; or (iii) conventional mortgage loans, participating mortgage loans, loans, issued by REITs or other real estate companies or government sponsored entities, common or preferred stock of companies whose operations involve real estate (i.e., that primarily own or manage real estate), and CMOs.  The Asset Class may also include other real estate-related investments.  The Real Estate Asset Class investments may be in the U.S. or in other countries. Some of the investments may be in "emerging markets" (such as India) that may offer significant opportunities for capital appreciation and income, but also carry significant risks.

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Within the Asset Classes, it is expected that the Adviser and Portfolio Managers will employ a variety of investment styles, which may include growth and value styles of equity investing, quantitative and fundamental strategies and a variety of trading and investment techniques.

Allocations Among Asset Classes

The Portfolio's Asset Class exposures will be based on the Adviser's periodic assessments of: (i) overall market conditions; (ii) the relative risks of various Asset Classes; (iii) the correlation of Asset Classes with broader market indices and each other; (iv) the ability of particular Portfolio Managers to provide solid performance; and (v) other factors, including, without limitation, Portfolio liquidity needs, legal, regulatory or tax considerations and attendant trading costs.

The Portfolio's current target allocation ranges for the Asset Classes are as follows:

Asset Class	Current Target Allocation

Global Equities	25-40%

Alternative Funds	20-35%

Commodities	10-20%

Global Fixed Income	5-20%

Private Equity	5-15%

Real Estate	5-10%

The allocation ranges may change over time depending on the availability of suitable investment opportunities and the capital requirements of certain investments (particularly, hedge fund and private equity investments).  Given the timing differences between commitments and actual funding of capital of certain assets, particularly alternative assets such as private equity, the aggregate amount of such unfunded or planned commitments and actual funding may exceed such targeted maximum allocation.  The extent of the Adviser's use of the Macro Market Asset Allocation Overlay (described below) could also materially alter allocations among the Asset Classes.  The Master Fund reserves the right to change the allocation ranges at any time without notice. There also can be no assurance that the Master Fund will achieve or maintain its planned allocation.

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Macro Market Asset Allocation Overlay

In addition to investing in the Asset Classes described above, the Master Fund may allocate a portion of its assets (generally not expected to exceed 20% of its net asset value) to the Macro Market Asset Allocation Overlay managed by the Adviser. The Macro Market Asset Allocation Overlay is designed to supplement the other investments in the Portfolio through investment in shorter-term tactical opportunities (defined currently as having expected investment horizons approximating three to nine months) identified by the Adviser.  The Macro Market Asset Allocation Overlay seeks to enhance the Portfolio's risk/return profile through adding opportunities for realizing short-term returns (primarily through capital appreciation, and potentially, to a much lesser extent, income), and providing enhanced portfolio diversification.  The Adviser has complete discretion in determining whether, and to what extent, to engage in this tactical strategy.

Investments in the Macro Market Asset Allocation Overlay generally may include long and short positions in exchange-traded funds, index and enhanced-index funds, futures, forward contracts, options (including options on futures), swaps, contracts for differences, over-the-counter derivatives, structured notes and other hybrid securities or financial instruments, or traditional equity and debt investments.  Trading in these instruments is designed to provide increased or reduced exposures to markets, currencies, interest rates, physical commodities, industry or market sectors and/or global economic or financial conditions.

The Macro Market Asset Allocation Overlay will include an interest-bearing cash account that may be pledged as margin as necessary or appropriate in connection with the trading and investment strategy of the Macro Market Asset Allocation Overlay. Certain of the investments held in the Macro Market Asset Allocation Overlay may have embedded economic leverage, or may require margin deposits. In the futures markets, margin deposits typically range between 1% and 15% of the value of the futures contracts purchased or sold. In the forward, equity, currency and certain other derivative markets, margin deposits may be even lower or may not be required at all. Lower margin deposits are indicative of the fact that any trading in these markets typically is accompanied by a higher degree of leverage. Lower margin deposits mean that a relatively small adverse price movement in a futures or forward contract may result in immediate and substantial losses to the Funds. A short sale creates the risk of a theoretically unlimited loss because the price of the underlying security or other asset could theoretically increase without limit, thus increasing the cost to the Funds of buying those securities or other assets to cover the short position. Thus, investments in the Macro Market Asset Allocation Overlay may result in losses in excess of the amount invested in such strategy.

Investment Process

Investment Personnel and the Committee Structure Applicable to the Funds

The Adviser employs a formal and structured process for making investment decisions with respect to the Funds. The Adviser's investment activities with respect to the Funds will be performed primarily by the Funds' portfolio manager, Dr. William J. Landes.  All portfolio manager investment decisions are also subject to the approval of the Adviser's Asset Allocation Committee (the "Asset Allocation Committee"), consisting of Dr. Landes as well as other senior officers of the Adviser (identified below under "Management of the Fund — Portfolio Management").  Additionally, the Multi-Asset Endowment Fund Research Committee of the Adviser (the "Research Committee" and together with the Asset Allocation Committee, the "Fund Committees") provides additional oversight by reviewing (i.e., participating in due diligence) and approving the group of Portfolio Funds (and Sub-Advisers) eligible for investment by the Fund.  The Research Committee also participates in discussions with Dr. Landes and the Asset Allocation Committee concerning overall allocations among Asset Classes or Portfolio Managers.  The Research Committee includes senior investment professionals of the Adviser, including the portfolio manager and the Adviser's Head of Risk Management.

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Dr. Landes is ultimately responsible for the Funds' portfolio allocations and investments, including the Macro Market Asset Allocation Overlay.

The Adviser also employs a team of analysts that provide critical support to the investment process. These analysts participate in the due diligence process, work with Dr. Landes to identify attractive prospects within their assigned strategy and geography, and provide quantitative support to the portfolio management process. Each approved Portfolio Fund or Sub-Adviser is assigned to an individual analyst.

Asset Class Allocation

The Adviser's approach to Asset Class allocation decisions includes both strategic and tactical elements. The Research Committee reviews financial market conditions, a wide spectrum of market data and long-term structural market relationships in order to construct an intermediate term strategic asset allocation. That asset allocation embodies a top down view of individual Asset Classes and represents the outlook for the subsequent 24 to 36 months. The Adviser does not attempt to actively time Asset Class allocations. For example, the Adviser does not make material changes to Asset Class allocations each month.  This reflects the realities of the liquidity profile of the underlying investments and the investment philosophy of a traditional endowment investment strategy. Significant dynamic Asset Class allocation occurs over several months rather than one month, and the Adviser relies on the Macro Market Asset Allocation Overlay for more short-term allocation decisions.

Portfolio Fund and Sub-Adviser Due Diligence and Approval Process

The Adviser's investment team sources and evaluates all potential new Portfolio Funds and Sub-Advisers. In certain cases (for example, with respect to each Fund's allocation to commodities funds), the Adviser may rely on third party research as a component of making its investment decisions, but also performs its own independent evaluation of Portfolio Funds and Portfolio Managers. The Adviser generates candidates for investment using both quantitative and qualitative processes. The Adviser has an extensive database of funds and managers in each of the Asset Classes (including private equity, though on a lesser scale than other Asset Classes). The Adviser has developed a series of screening tools on top of this database that allow it to identify and rank Portfolio Funds and Portfolio Managers using a variety of quantitative and qualitative information. The qualitative information includes items such as the strategy employed, the geographic focus of the fund or manager, and the length of the track record. The quantitative information includes screens based on various risk and return metrics, correlations and betas to various Asset Class indices (on a year by year and trailing basis), consistency of performance within the applicable Asset Class universe and management fees. The screens allow the Adviser to rank each Asset Class universe and focus qualitative reviews on what it believes to be the top-tier Portfolio Managers.  Thorough due diligence is then performed on "high priority" prospects.

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Risk Management

As part of its overall mandate, the Research Committee is responsible for reviewing risk management information. This information is utilized in making decisions regarding investments in individual funds and managers and in decisions about the Asset Classes and strategy allocations for the Funds. To strengthen the Adviser's risk management capabilities and ensure adequate independence of the risk oversight function, the Adviser has established a separate risk management function to complement the fund and manager selection and Asset Class and strategy allocation functions of the Adviser.

Monitoring of Approved Portfolio Funds and Sub-Advisers

The Adviser's team performs ongoing monitoring for all approved Portfolio Funds and Sub-Advisers and reviews are prioritized based on the following factors: any concerns/issues being discussed or rumored in the market that are specific to an Sub-Adviser or Portfolio Fund; performance that is above or below the monthly value-at-risk band; Sub-Advisers whose risk reports show significant change in risk profile or potential style shift (e.g., because of a large increase in assets under management or changes to the investment team); Sub-Advisers whose investment strategy or risk exposures is undergoing significant market volatility or Asset Class issues; and Sub-Advisers whose investment strategies or risk exposures contrast with the Adviser's investment view.

PERFORMANCE INFORMATION

Each of the Funds is newly formed and has a limited operating history.  However, the Adviser, and its personnel, including Dr. Landes, the Fund's portfolio manager, manage other accounts in accordance with an investment strategy that is substantially similar to that of the Fund.  Appendix B contains investment performance information for such accounts, from its inception.  (This account represents the longest track record available among all similarly managed accounts by the Adviser.)  The performance information does not represent the investment performance of the Funds and should not be viewed as indicative of the future investment performance of the Funds.  Prospective investors should carefully read the notes accompanying the investment performance charts in Appendix B.  Past performance is not a guarantee of future performance.  Performance of the Funds will vary based on many factors, including market conditions, the composition of the Master Fund's portfolio and the Funds' expenses.  The performance data used in Appendix B was provided by the Adviser.

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MANAGEMENT OF THE FUND

The Board of Trustees

The Board has overall responsibility for the management and supervision of the operations of the Fund.  Each Board has delegated responsibility for management of the applicable Fund's day-to-day operations to the Adviser.  (See "Management of the Fund — The Adviser.")  The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

The persons comprising the Board (the "Trustees") are not required to invest in the Fund or to own shares.  A majority of the Trustees are persons who are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Independent Trustees").  The Independent Trustees perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

The identity of the Trustees and officers of the Fund and brief biographical information regarding each Trustee and officer during the past five years is set forth in the SAI.

The Adviser

The Adviser will serve as each Fund's investment adviser.  Pursuant to an investment advisory agreement entered into between each Fund and the Adviser effective as of November 8, 2010 (each, an "Advisory Agreement"), the Adviser is responsible for: (i) developing and implementing the Fund's investment program, and (ii) providing various management and administrative services to the Fund.  The Board approved each Advisory Agreement at a meeting held in person on November 8, 2010.  (A discussion regarding the Board's approval of the Advisory Agreements and the sub-advisory agreements with the Sub-Advisers, and the factors the Board considered will be included in the Fund's first annual report to shareholders.)  The Adviser is a wholly-owned indirect subsidiary of Gottex Fund Management Holdings Limited, a global asset management firm that is publicly traded on the Swiss stock exchange.  (Additional information regarding each Advisory Agreement is provided in the Fund's Statement of Additional Information ("SAI") under "Investment Advisory and Other Services.")

The Adviser, a Delaware corporation, is registered as an investment adviser under the Advisers Act.  The Adviser and its affiliates will serve as investment advisers, sub-advisers or general partners to other registered and private investment companies and managed accounts.  The offices of the Adviser are located at 28 State Street, 40th Floor, Boston, MA  02109, and its telephone number is (617) 532-0200.  The Adviser and its affiliates form part of the "Gottex Group." The Gottex Group provides financial services and currently operates from offices located in Lausanne (Switzerland), London, Boston, New York, Luxembourg, Dubai and Hong Kong. The Gottex Group was originally established in 1992 and as of December 31, 2011, the Adviser and its affiliates managed approximately $5.6 billion of client assets, including various private investment funds and managed accounts.

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The Adviser also oversees the Sub-Advisers' management of Portfolio Sleeves.  Currently, the Adviser has retained Kennedy Capital Management, Inc., Origin Asset Management LLP and SG Capital Management, LLC to provide day-to-day portfolio management of part of the Global Equity portion of the Portfolio.  The Adviser, in its sole discretion, determines the particular portion of Portfolio assets to be allocated for management by each Sub-Adviser.

Additional Sub-Advisers may be retained from time to time.  The retention of any other Sub-Adviser would be subject to the approval of the Board and shareholders of the Master Fund, including each Feeder Fund.  However, the Funds expect to file an exemptive application with the Securities and Exchange Commission that seeks the issuance of an order permitting the Adviser, subject to the approval of the Board, to appoint a Sub-Adviser or change the terms of a sub-advisory agreement for a Fund without first obtaining shareholder approval.  The order would permit the Funds to add or change unaffiliated Sub-Advisers or change the fees paid to Sub-Advisers from time to time without the expense and delays associated with obtaining shareholder approval of the change, although the Funds would nonetheless promptly notify shareholders of any such changes.  (See "Performance Information.")

The Sub-Advisers

Information on each Sub-Adviser is provided below.

Kennedy Capital Management, Inc. ("KCM") serves as Sub-Adviser for a portion of the Master Fund's assets allocated to Global Equity.  KCM was organized in 1980.  As of December 31, 2011, KCM manages approximately $3.7 billion in assets, generally invested in small and mid cap equity.  KCM's principal business address is 10829 Olive Blvd., St. Louis, MO  63141-7739.

Origin Asset Management LLP also serves as Sub-Adviser for a portion of the Master Fund's assets allocated to Global Equity.  Origin was established in London in 2005 and as of December 31, 2011 manages approximately $2.8 billion on behalf of institutional clients worldwide.  Origin is registered with the SEC in the United States and is authorized and regulated by the Financial Services Authority in the United Kingdom.  Origin's principal business address is One Carey Lane, London, EC2V 8AE, UK.

SG Capital Management, LLC also serves as Sub-Adviser for a portion of the Master Fund's assets allocated to Global Equity.  SG Capital Management, LLC was formed in 2002.  As of January 31, 2012, its assets under management are approximately $171 million on behalf of institutional clients worldwide.  SG Capital Management, LLC's office is located at 415 North LaSalle Street, Suite 401, Chicago, Illinois 60654.

The sub-advisory agreements for the Sub-Advisers are summarized in the SAI.

Portfolio Management

The Adviser's investment advising activities with respect to the Funds will be performed primarily by the Funds' portfolio manager, Dr. William J. Landes.  Dr. Landes serves as a Senior Managing Director and Senior Investment Partner of the Adviser and Portfolio Manager of the Funds.  His background and experience are detailed below.

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Multi-Asset Endowment Fund Research Committee

The Research Committee consists of Dr. Landes and Kevin Maloney, with analytical support from S. Marc Khalamayzer.  The members of the Research Committee have extensive experience in investing and risk management, as set forth below:

William J. Landes, Ph.D., Senior Managing Director, Senior Investment Partner and Funds' Portfolio Manager

Dr. Landes is a U.S. citizen and joined Gottex in March 2008 with over 25 years of financial services and investment experience.  Previously, Dr. Landes was a Managing Director at Putnam Investments.  During his tenure with Putnam, he served as head of the Global Investment Research, Global Asset Allocation and Currency teams, and the U.S. Fixed Income mutual fund business.  Prior to joining Putnam in 1985, he was the Director of Fixed Income at Loewi Asset Management Corporation and President and Chief Executive Officer of William J. Landes and Company, Inc.  From 1979 to 1985 he was a member of the faculty at Marquette University.  Dr. Landes earned a Ph.D. and an M.A. from the University of Cincinnati and a B.S. from Findlay College in Ohio.

Kevin Maloney, Ph.D., Managing Director, Head of Risk Management

Dr. Maloney is a U.S. citizen and joined Gottex in September 2003.  From 1995 to 2003, Dr. Maloney worked for Putnam Investments, where he was a Managing Director.  From 2002 to 2003, he managed the Product Design Team and worked with the equity and fixed income portfolio management teams to design and position products to meet client objectives for risk, return and style positioning.  From 1998 to 2001, he was the Director of the Financial Engineering at Putnam, where his team drove the development of risk systems, portfolio construction tools, and derivatives analytics and infrastructure.  From 1995 to 1998, he was the Director of Quantitative Research in Fixed Income.  Dr. Maloney was a professor of finance and economics at the Amos Tuck School of Business at Dartmouth College from 1983 - 1995.  He has an M.A. and Ph.D. in Finance and Economics from Washington University and a B.A. in Economics from Trinity College.  Dr. Maloney has published a number of articles in academic and professional journals.

S. Marc Khalamayzer, Associate, Analyst

Mr. Khalamayzer is a U.S. citizen and joined Gottex in March 2008.  Prior to joining Gottex, Mr. Khalamayzer worked at 2100 Capital as an Analyst/Assistant Portfolio Manager, researching and managing a quantitative equity investment process.  Mr. Khalamayzer graduated with High Distinction from Bentley College with a Master of Science in Finance.  He also graduated summa cum laude with a Bachelor of Science degree in Economics-Finance from the same university.  In 2008, Mr. Khalamayzer achieved Level III of the CFA examination.

Asset Allocation Committee

All investment decisions concerning the Funds must ultimately be ratified by the Asset Allocation Committee.  The Asset Allocation Committee consists of the senior officers of Gottex, as set forth below:

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Joachim Gottschalk, Chief Executive Officer and Chairman

Mr. Gottschalk is a German citizen.  He founded the Gottex Group in 1986 and founded the Adviser in 1993.  Prior to forming the Gottex Group, Mr. Gottschalk spent fourteen years with Lausanne based financial services firm Tradition S.A.  In 1980 he was appointed Director responsible for Continental and Eastern Europe and in 1984 was appointed to the Board of Tradition S.A. and Tradition Holding S.A.  Mr. Gottschalk started his career in 1965 with Dresdner Bank AG in Munich where he spent four years prior to relocating to Lausanne.

Richard Leibovitch, Senior Managing Director, Chief Investment Officer

Mr. Leibovitch is a citizen of both the United States and Canada and joined Gottex in September 2003.  From 1985 to 1998 he worked at JP Morgan, starting as a foreign exchange trader and an asset and liability manager for Morgan Bank of Canada.  In 1988, he joined the derivatives group in New York as the manager of the Canadian and Australian dollar swap books.  In 1991 he was made responsible for the U.S. dollar swap book, and subsequently became head of all U.S. Interest Rate Derivatives Trading, working closely with Mr. Bennett and Mr. Bailey.  From 1993 to 1995 Mr. Leibovitch was Head of Trading of JPMorgan's Mortgage-Backed Securities Business.  From 1995 to 1997, he was responsible for the structuring and marketing of derivative products.  In 1997, Mr. Leibovitch moved to focus on the equities business as the Co-Head of JPMorgan's North American Equity Derivatives business.  In 1999, Mr. Leibovitch joined Putnam Investments as Head of Derivatives.  In 2000, he was given the additional responsibility of Global Head of Trading, where he oversaw the daily operations of both equity and fixed income trading.  He directed the construction of all derivative-based strategies for Putnam and assisted in the refinement of risk methodologies for effective portfolio management.  He was a member of Putnam's Partners and Executive committees.  Mr. Leibovitch has an Honours Bachelors Degree in Economics from McGill University and an M. Phil Degree in Economics from the University of Cambridge.

William J. Landes, Ph.D., Senior Managing Director and Funds' Portfolio Manager

See above.

Kevin Maloney, Ph.D., Managing Director, Head of Risk Management

See above.

Christopher Hawkins, Managing Director, Co-Portfolio Manager Gottex Market Neutral Products

Mr. Hawkins is a U.S. citizen and joined Gottex in January 2007.  He became a member of the Market Neutral Research Committee in January 2008 and Co-Portfolio Manager of Gottex Market Neutral products in January 2009.  Prior to joining Gottex, he worked for 13 years at Morgan Stanley, where he was an Executive Director and Head of International Convertibles, based in London.  Mr. Hawkins graduated from Cambridge University with a Degree in Engineering.

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Neal Reiner, Managing Director, Credit Strategies

Mr. Reiner is a U.S. citizen, is a member of the Gottex Research Committee and is responsible for Gottex's investments across the fixed income credit areas.  Prior to joining Gottex, Mr. Reiner was a Portfolio Manager at Putnam investments with responsibility for a variety of funds within the high yield bond and leveraged loan asset classes.  Many of these funds were highly structured for institutional clients utilizing leverage.  His prior experience includes managing high yield CDO portfolios for Bain Capital and at Bear Stearns where he was an investment banker in the Leveraged Finance group.  Mr. Reiner received his Bachelor of Science degree in Accountancy with High Honours from the University of Illinois where he was awarded a CPA degree upon graduation.  In addition, Mr. Reiner received a Masters of Business Administration from the Wharton School at the University of Pennsylvania.  He has received Series 6, 7 and 24 NASD licenses.

Tim Reilley, Managing Director, Credit and Volatility Strategies

Mr. Reilley is a citizen of both the United States and Ireland.  He joined Gottex in September 2002 and is a member of the Gottex Research Committee.  Mr. Reilley previously worked at Bear Stearns & Co. Boston as a Marketing Assistant for a team of Senior Managing Directors in Private Client Services.  Mr. Reilley has a Bachelor of the Arts degree in Political Science from Kenyon College, U.S.A.

Edward Russell, Director, Senior Analyst

Mr. Russell is a U.S. citizen and joined Gottex in March 2006.  Prior to joining Gottex, Mr. Russell worked at Longship Capital Management as a Senior Hedge Fund Analyst researching all strategies for a global fixed income fund of funds.  From 1998-2003, Mr. Russell worked for Lehman Brothers in both their Institutional Equities and Emerging Markets departments.  He holds his MBA from the Wharton School, University of Pennsylvania and a Bachelor of Engineering from the University College Dublin.

Ted Wong, M.D., Managing Director

Dr. Wong is a U.S. citizen and joined Gottex in February 2010 as Portfolio Manager of the Gottex Constellar Funds, Co-Portfolio Manager of the Gottex Tiger Fund and a member of the Gottex Market Neutral Research Committee.  Prior to joining Gottex Dr. Wong was CEO and CIO of Constellar Capital.  Before founding Constellar, Dr. Wong was a managing director with Credit Suisse for five years in New York and London where he served several senior roles including: global head of hedge fund relationship management, global head of prime services sales, and European head of sales-trading.  He was also a member of the prestigious Chairman's Board. Prior to Credit Suisse, Dr. Wong was a managing director at Tiger Management, where he spent three years heading the Equity Trading Desk.  Before Tiger, he worked as a senior equity energy trader at Salomon Brothers.  Dr. Wong spent the first seven years of his career in the Equity Trading and Arbitrage division at Goldman Sachs.  He graduated cum laude with a bachelor of science degree in chemistry from Tufts University and received his M.D. from the Albert Einstein College of Medicine, Yeshiva University in 1987.  Dr. Wong is an active member of the Robin Hood Foundation, St. Jude's Hospital and the Sunflower Children's Foundation.  He serves on the Tiger Foundation's Board of Trustees and is a member of the Investment Committee.

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Max Gottschalk, Senior Managing Director, Global Head of Marketing

Mr. Gottschalk is a German citizen and joined Gottex in August 1998.  Prior to joining Gottex, he was a Vice President at Bear Stearns & Co. Inc., New York, where he was responsible for hedge fund sales on the fixed income derivatives group.  From 1994 to 1998, while at Bear Stearns, he structured and marketed derivative strategies to alternative funds.  Mr. Gottschalk developed and implemented numerous strategies for these clients using complex derivative structures.  His coverage of alternative funds spanned fixed income, foreign exchange options, credit derivatives and emerging markets.  During his four years at Bear Stearns, he developed a unique understanding of the inner workings of alternative funds and various management strategies.  Mr. Gottschalk has a BA in finance, marketing and international business from the University of Virginia where he graduated with honors.

William H. Woolverton, Senior Managing Director, General Counsel

Mr. Woolverton is a U.S. citizen and joined Gottex in 2005 bringing extensive experience as a senior legal, regulatory and compliance executive in the investment management industry and with major global law firms.  Prior to joining Gottex, Mr. Woolverton was a senior member of the Financial Services Group of Dechert LLP, an international law firm with a significant financial services practice.  From 1988 until 2004, he was Managing Director and General Counsel of Putnam Investments where he was involved in a wide range of legal, regulatory and legislative matters.  At Putnam he was a member of the Partners and Executive Committees.  Prior to joining Putnam, Mr. Woolverton was Senior Counsel of Alliance Capital Management Corporation, a global investment management firm, where he was responsible for legal matters relating to the firm's institutional and international businesses.  Before joining Alliance Capital, he worked for several years as an attorney at the global law firm of Clifford Chance Rogers & Wells on financial services matters.  Mr. Woolverton is a magna cum laude graduate of Amherst College, where he was elected to Phi Beta Kappa.  He attended King's College, Cambridge University as a Keasbey Fellow, where he was awarded a B.A. (honours) and M.A. degrees.  Mr. Woolverton also was awarded a J.D. degree from the Columbia University School of Law.  Earlier in his career, Mr. Woolverton was a staff member of the United States Senate Committee on the Judiciary.

Tim Roniger, Senior Managing Director, Chief Financial Officer

Mr. Roniger is a Swiss citizen and joined Gottex in May 2004.  He was previously with Merrill Lynch for 12 and half years working in London and Zurich, where he held senior roles in Product Control and the Middle Office, across both the Debt and Equity Capital Markets divisions.  Mr. Roniger, before joining Gottex, was head of Finance and Operations for the International Equity Financing group and just prior to that was Global Head of Finance for Global Equity Linked Products.  During his time at Merrill Lynch, Mr. Roniger was also responsible for the implementation of various systems including the Euro change over and support system changes.  Mr. Roniger holds an Honours degree in Accounting and Finance and is registered with the Institute of Chartered Accountants, South Africa.  Mr. Roniger performed his Articles and qualified as a Chartered Accountant, while working with Ernst and Young in South Africa.

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The SAI provides additional information about the Fund portfolio manager's compensation, other accounts managed by him and his ownership of shares in the Fund.

Administration, Accounting, and Other Services

UMB Fund Services, Inc. serves as each Fund's administrator (the "Administrator") and provides various administration, fund accounting, investor accounting and taxation services to the Funds (which are in addition to the services provided by the Adviser, as described above).  UMB Fund Services, Inc., will also provide transfer agent services to the Funds.  In consideration of these services, the Master Fund will pay (and the Fund will bear its pro rata share of), on a monthly basis, an annualized fee equal to 0.09% of the Master Fund's net assets, subject to reductions based on certain net asset thresholds, plus additional flat fees for certain itemized services.  The Master Fund will reimburse UMB Fund Services, Inc. for certain out-of-pocket expenses incurred on behalf of the Master Fund.

Also in consideration of the aforementioned services, each Fund will pay additional flat fees and transaction-based fees for certain itemized services.  The Fund will reimburse UMB Fund Services, Inc. for certain out-of-pocket expenses incurred on behalf of the Fund.

The principal business address of UMB Fund Services, Inc. is 803 West Michigan Street, Milwaukee WI, 53233.

Custodian

UMB Bank, n.a., an affiliate of UMB Fund Services, Inc. serves as the primary custodian of the Fund's assets, and may maintain custody of each Fund's assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder.  Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of a custodian.  The principal business address of UMB Bank, n.a. is 928 Grand Boulevard, 10th Floor, Kansas City, MO 64106.

FEES AND EXPENSES

Management Fee

In consideration of management services provided by the Adviser and for services provided by the Adviser or an affiliate for certain administrative services, the Master Fund pays the Adviser a monthly management fee computed at the annual rate of 1.00% of the Master Fund's net asset value (determined as of the end of each month) (the "Management Fee").

Sub-Advisory Fees

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In addition to the Management Fee, each Portfolio Sleeve of the Master Fund is subject to a sub-advisory fee (each, a "Sub-Advisory Fee" and together, "Sub-Advisory Fees"), payable by the Master Fund to the applicable Sub-Adviser with respect to the assets of the Master Fund that are allocated to that Portfolio Sleeve.  Sub-Advisory Fees payable to other Sub-Advisers may be higher or lower, depending on the results of the arms'-length negotiations between the Adviser and the relevant Sub-Advisers.  Fees payable to the current Sub-Advisers are as follows:

Sub-Adviser	Sub-Advisory Fee2

Kennedy Capital Management, Inc.	1.00% on the first $30 million 0.90% on the next $20 million 0.80% on amounts over $50 million

Origin Asset Management LLP	0.90% on the first $10 million 0.80% on the next $10 million 0.65% on amounts over $20 million

SG Capital Management, LLC	1.00%

Incentive Fee

The Master Fund will also pay the Adviser a performance-based incentive fee (the "Incentive Fee") promptly after the end of each Fiscal Period (as defined below).  The Incentive Fee with respect to a Fiscal Period is an amount equal to 5.0% of the aggregate amount by which the Master Fund's net profits for such Fiscal Period exceeds the Hurdle (as defined below) plus any Fee Catch-Up (computed as described below).

For purposes of calculating the Incentive Fee for a Fiscal Period, "net profits" means the amount by which the net asset value of the Master Fund as of the last day of such Fiscal Period (determined prior to any repurchase of shares effective as of such date, and prior to payment of any dividends or distributions made as of such date) exceeds the Prior High NAV of the Master Fund as of the beginning of the Fiscal Period (subject to adjustment as described more fully below).  "Net asset value" means the total value of all assets of the Master Fund, less an amount equal to all accrued debts, liabilities and obligations of the Master Fund, determined in accordance with the valuation procedures of the Master Fund.

"Fiscal Period" means each period ending on the Master Fund's fiscal year-end; provided that, solely with respect to shares repurchased by the Master Fund pursuant to a share repurchase offer, the period of time from the last Fiscal Period-end through the effective date of the repurchase of Shares also constitutes a Fiscal Period.  (Upon termination of the Master Fund's Advisory Agreement, the Master Fund will pay the Incentive Fee to the Adviser as if the date of effectiveness of such termination is the end of the Master Fund's fiscal year.)

2 As an annual percentage of the net asset value of the Master Fund managed by the Sub-Adviser.

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The "Hurdle" for a Fiscal Period is an amount equal to an annualized rate of 5.0% multiplied by the Master Fund's Prior High NAV as of the beginning of such Fiscal Period (adjusted as described below).  The Hurdle will be reset for each Fiscal Period, and will not compound.

The "Prior High NAV" with respect to a Fiscal Period is the greater of: the net asset value of the Master Fund as of the first day of such Fiscal Period, or the Prior High NAV for the prior Fiscal Period.  Notwithstanding the foregoing, the initial Prior High NAV shall be the net asset value of the Master Fund as of the date of commencement of operations of the Master Fund.

The Prior High NAV for a Fiscal Period will be increased, on a dollar-for-dollar basis, for issuances of shares made during such Fiscal Period, excluding shares issued in connection with reinvestment of dividends paid by the Master Fund.

The Prior High NAV for a Fiscal Period will be reduced for repurchases of shares made during such Fiscal Period: (i) on a dollar-for-dollar basis for repurchases of shares made when the Adjusted NAV is the same as, or greater than, the Prior High NAV; and (ii) on a pro rata basis for repurchases of shares made when the Adjusted NAV is less than the Prior High NAV.

The Prior High NAV for a Fiscal Period will be further reduced by the amount of any dividends (other than dividends reinvested in additional shares) and distributions (other than proceeds from share repurchases) paid to shareholders during the Fiscal Period: (i) on a dollar-for-dollar basis when such dividends or distributions are made at the time the Adjusted NAV is the same as, or greater than, the Prior High NAV; and (ii) on a pro rata basis when the Adjusted NAV is less than the Prior High NAV.

The "Adjusted NAV" is the net asset value of the Master Fund, adjusted, on a dollar-for-dollar basis, for any issuance or repurchase of Shares, or dividends or distributions (other than proceeds from share repurchases), made during the Fiscal Period.

The "Fee Catch-Up" with respect to a Fiscal Period allows the Adviser to receive, from the portion of the net profits of the Master Fund that exceed the Hurdle, an incentive fee on the Hurdle equal to 5% of the amount of the Hurdle for such Fiscal Period.

As Example #1, assume the Prior High NAV of the Master Fund as of April 1, 2012 is $200 million and the Adjusted NAV of the Master Fund as of March 31, 2013 is $215 million (prior to any repurchases of shares as of such date).  The "net profits" for this Fiscal Period would be the excess of the Adjusted NAV of the Master Fund as of March 31, 2013 over the Prior High NAV, or $15 million.  The Hurdle for this Fiscal Period would be 5.0% of $200 million, or $10 million.  The net profits in excess of the Hurdle (i.e., $5 million) would be subject to an incentive fee of 5.0%, or $250,000.  In addition, the Fee Catch-Up, which would be paid from the remaining net profits in excess of the Hurdle, would be equal to 5% of the Hurdle, or $500,000.  Therefore, the total Incentive Fee payable to the Adviser would be $750,000.

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In the event that an Incentive Fee is payable with respect to a Fiscal Period ending on a date other than the Master Fund's fiscal year-end (for example, on account of intra-year share repurchases or the termination of the Advisory Agreement), the Incentive Fee (and corresponding Hurdle and Fee Catch-Up, if any) will be determined as if the end of such Fiscal Period were the end of the Master Fund's fiscal year, and only that portion of the Incentive Fee that is proportional to the Master Fund's assets paid in respect of such share repurchases (not taking into account any proceeds from any contemporaneous issuance of shares of the Master Fund, by reinvestment of dividends and other distributions or otherwise) will be paid to the Adviser for such Fiscal Period.  Since the Master Fund may conduct repurchase offers every calendar month commencing during the first calendar quarter after the Fund commences investment operations, Fiscal Periods could be triggered (and, therefore, a portion of the Incentive Fee, if any, would be payable to the Adviser) up to twelve times each fiscal year.  For purposes of determining the Master Fund's net asset value, the Incentive Fee (as adjusted for the Hurdle and Fee Catch-Up) is calculated and accrued monthly as an expense of the Master Fund (as if each month is the end of the Master Fund's fiscal year).

As Example #2, again assume the Prior High NAV of the Master Fund as of April 1, 2012 is $200 million. Suppose that on December 31, 2012 the Adjusted NAV of the Master Fund is $204 million, and that 25% of the shareholders of the Feeder Funds (and thus of the Master Fund) wished to tender their Shares pursuant to repurchase offers by the Funds.  A total of $51 million of Shares would be repurchased by the Feeder Funds.  Only 25% of the Prior High NAV will be used to determine the Hurdle, since only 25% of the Adjusted NAV of the Master Fund is being tendered for repurchase.  In addition, the Hurdle rate, being an annualized amount, would only be 9/12ths of the 5.0% Hurdle rate for a full Fiscal Period (i.e., 3.75%).  Therefore, the Hurdle would be 3.75% of 25% of $200 million, or $1.875 million.  However, only $1.0 million of the $51 million portion of the Adjusted NAV being tendered for repurchase is attributable to net profits.  Since the amount being tendered has not exceeded the Hurdle, no Incentive Fee is payable with respect to such amount.  The remaining Adjusted NAV of the Master Fund is now $153 million, with an adjusted Prior High NAV now equal to $150 million.  As of March 31, 2013, assume the Adjusted NAV would be $161.25 million (i.e, 75% of Example #1's Adjusted NAV of $215 million on such date).  The Hurdle for the Fiscal Period would be 5.0% of $150 million (i.e., the reduced Prior High NAV), or $7.5 million.  The net profits in excess of the Hurdle (i.e., $3.75 million) would be subject to an incentive fee of 5.0%, or $187,500.  In addition, the Fee Catch-Up, which would be paid from the remaining net profits in excess of the Hurdle, would be equal to 5% of the Hurdle, or $375,000.  Therefore, the total Incentive Fee payable to the Adviser would be $562,500.

The Incentive Fee presents certain risks that are not present in investment funds without performance-based compensation.  (See "Additional Risk Factors — The Incentive Fee.")  In addition, although the aggregate fees payable by the Master Fund to the Adviser are similar to those of private investment funds, they may be significantly higher than those paid by most registered investment companies.

The Feeder Funds currently do not pay fees to the Adviser under their respective investment advisory agreements.  However, pursuant to those agreements, in the event the Adviser ceases to serve as the investment adviser to the Master Fund, or to the extent that the Feeder Funds were to invest directly in other assets, the Feeder Funds would then be subject to a fee that is calculated and payable in accordance with the lowest annual rate that had most recently been charged by the Adviser to the Master Fund.

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Distribution Fees

Feeder I also pays the Distributor an ongoing quarterly distribution fee at an annualized rate of up to 0.75% of Feeder I's average net asset value during the calendar quarter, as compensation to be paid to Selling Agents for the sale and marketing of Shares of Feeder I and/or for their provision of certain shareholder and account maintenance services (the "Distribution Fee").  (Feeder II is not subject to any ongoing distribution fee.)  With the authorization of Feeder I, the Distributor may also use the distribution fee to compensate other parties, authorized by the Fund ("Marketing Agents"), to provide sales support services to Selling Agents (as defined below).

Pursuant to the terms of the Distributor's distribution agreement with the Feeder Funds, the Distributor, with the authorization and direction of a Feeder Fund, may retain unaffiliated brokers or dealers to: (i) act as selling agents ("Selling Agents") to assist in the distribution of shares of such Feeder Fund; and (ii) to provide ongoing investor services and account maintenance services to their customers that are investors in the Fund.  Selling Agents will be compensated for their services in determining whether an investment in the Fund is a suitable investment for their customers (in accordance with the rules of the Financial Industry Regulatory Authority, Inc. ("FINRA")) and whether investors are Qualified Investors (as described herein), for providing customary shareholder services, including responding to shareholder questions about the Fund and the transferability of shares, assisting in selecting dividend payment options and assisting the Fund in administering repurchases.  Selling Agents will be required to implement procedures designed to enable them to form a reasonable belief that any transferees of the shares that are their clients are Qualified Investors.  (See "Investor Qualifications and Suitability.")

The Adviser, out of its own resources, pays the Distributor a fee for its service as Distributor of the Fund.  The Adviser may also make payments, out of its own resources (and not from the assets of Feeder I or Feeder II), to provide Selling Agents or Marketing Agents additional annual compensation, not to exceed 0.40% of Feeder I's or Feeder II’s net assets, and not to exceed an amount equal to 20% of any Incentive Fee earned by the Adviser from the Master Fund.

Other Fees and Expenses of the Fund

Each Fund bears all expenses incurred in its business and operations (including, with respect to the Feeder Funds, their pro rata portion of such expenses of the Master Fund), other than those borne by the Adviser, the Distributor, or the Administrator pursuant to their agreements with the Funds, including, but not limited to (as applicable):  investment related expenses (e.g., costs and expenses directly related to portfolio transactions and positions for the Fund's account such as direct and indirect expenses associated with investments, transfer taxes and premiums, taxes withheld on foreign income, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased and margin fees); the Management Fee; Sub-Advisory Fees; the Incentive Fee; the Distribution Fees; any non-investment related interest expense; offering expenses; operating expenses (including, but not limited to, printing expenses, legal expenses, internal and external accounting, audit and tax preparation expenses registration, licensing (including certain research databases ands software and certain administrative software), government filing fees, costs of Portfolio Manager background checks, mailing costs for investor reports, interest, taxes, costs and other expenses associated with the operation of the Fund), administrative expenses and fees; custody and escrow fees and expenses; insurance costs; fees and travel-related expenses of members of the Board who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; and any extraordinary expenses.

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Each Feeder Fund also indirectly bears fees and expenses of the Master Fund, as an investor in Portfolio Funds.  Each Portfolio Manager of a Portfolio Fund generally receives an asset-based fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages.  The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to range between 0.50%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations, if any, are generally expected to range between 5% to 25% of the net capital appreciation (if any) in the asset managed by a Portfolio Manager.

The Adviser and each Feeder Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Feeder Fund (which includes organization and offering expenses, as well as the portion of the Master Fund's fees and expenses borne by the Feeder Fund, but excludes any Incentive Fees, the Sub-Advisory Fees, Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Feeder Fund or Master Fund, as applicable, and any other expenses not incurred in the ordinary course of the Feeder Fund's or Master Fund's business), to the extent necessary to limit the ordinary operating expenses of the Fund to 2.25% per annum of the Fund's average monthly net asset value (the "Expense Limitation").  In consideration of the Adviser's agreement to limit the Feeder Fund's expenses, the Feeder Fund will carry forward the amount of expenses paid or absorbed by the Adviser or its affiliate in excess of the Expense Limitation, for a period not to exceed two years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts.  Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Feeder Fund's ordinary operating expenses to exceed the Expense Limitation in effect at the time of reimbursement.  The Expense Limitation Agreement will remain in effect until terminated by the Feeder Fund.  Neither Sub-Advisory Fees nor the fees charged to the Master Fund by a Portfolio Fund will be subject to the Expense Limitation Agreement.

THE OFFERING

Purchase Terms; Minimum Investment

Shares are being offered at their net asset value per share plus, with respect to Feeder I, a sales load of up to 2%.  Each Fund reserves the right to suspend or terminate the offering of Shares at any time.

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Shares are offered in a continuous offering for purchase monthly, as of the first day of each month (each day, a "Closing Day"), at each Feeder Fund's then-current net asset value per Share (determined as of the close of the preceding month).  In addition, Shares of Feeder I will be subject to a sales load of up to 2% of the amount invested (as described below).  (Feeder II is not subject to a sales load.)

The minimum initial investment in a Feeder Fund by a shareholder is $50,000.  Subsequent investments must be at least $10,000.  However, the minimum investment requirements may be reduced or waived for investments by personnel of the Adviser and its affiliates, and members of their immediate families, and as may be determined by the Board.  In fact, for employees or directors of the Adviser and its affiliates, and members of their immediate families, and, in the sole discretion of the Adviser, attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families, the minimum required initial investment in the Fund is $25,000.

In order to purchase shares, a prospective investor must submit a completed investor certification to the Fund or a Selling Agent on or prior to the acceptance date set by the Fund, which is generally 5 business days prior.  All dollars must be transmitted via federal wire to instructions below by 3rd business day prior. (See chart immediately below)  (A form of investor certification is included as Appendix A to this Prospectus.)  The Funds reserve the right to reject, in their discretion, any request to purchase Shares at any time.  The Funds also reserve the right to suspend or terminate the offering of Shares at any time.  Additional information regarding investor qualifications is set forth under "Investor Qualifications and Suitability — Investor Qualifications" below.

Wiring Instructions

Feeder I	Feeder II
UMB Bank, n.a.	UMB Bank, n.a.
ABA#: 101000695	ABA#: 101000695
For Credit to: Gottex Multi-Asset Endowment Fund - I	For Credit to: Gottex Multi-Asset Endowment Fund L.P. - II
A/C#: 9871916871	A/C#: 9871916898
FBO (Investor Name, Account Number)	FBO (Investor Name, Account Number)

Shares may only be purchased through, and with funds drawn on, a shareholder's brokerage account with a Selling Agent.  A shareholder's purchase amount will be deposited into an escrow account set up at UMB Bank, n.a. in the name of the Fund for the benefit of shareholders.  Shareholders will not receive any stock certificate evidencing the purchase of Fund shares.  Instead, they will receive written or electronic confirmation of each transaction and regular reports showing account balances.  Prior to acceptance of the purchase amount by the Fund, a Shareholder may rescind its purchase request and will receive its deposited purchase amount within five business days thereafter, together with any applicable interest.

Plan of Distribution

Foreside Fund Services, LLC, the Fund's principal underwriter, acts as the distributor of the Fund's Shares on a best efforts basis, subject to various conditions. The Fund also may distribute Shares through other brokers or dealers with which it may enter into distribution agreements in the future. Additionally, the Fund may itself accept offers to purchase Shares that it receives directly from investors.  The Fund is not obligated to sell to a broker or dealer any Shares that have not been placed with Eligible Investors. Investors may be charged a sales load up to a maximum of 2% on the amount they invest.

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Neither the Distributor nor any other broker or dealer is obligated to buy from the Fund any of the Shares.

The Fund has agreed to indemnify the Distributor, its affiliates, the Adviser, and certain other persons against certain liabilities, including liabilities under the 1933 Act.  However, the Fund will not be required to provide indemnification where it is determined that the liability resulted from the willful misconduct, bad faith or gross negligence of the person seeking indemnification, or from the reckless disregard of such person's duties.

The Distributor's principal business address is Three Canal Plaza, Portland, Maine 04101.

Pursuant to the terms of the Distributor's distribution agreements with the Feeder Funds, the Distributor, with the authorization and direction of a Feeder Fund, expects to retain unaffiliated brokers or dealers (i.e., the Selling Agents) to assist in the distribution of Shares of such Feeder Funds.

Selling Agents generally will be entitled to a sales load for distributing the Shares of Feeder I.  The specific amount of the sales load paid with respect to a shareholder is generally dependent on the purchase price paid by such shareholder, but will not exceed 2% of a shareholder's aggregate purchase price.  (Subject to that limit, however, the applicable schedule of sales loads may vary among Selling Agents.)  The sales load will not constitute an investment made by the shareholder in Feeder I, nor will it form a part of the assets of Feeder I or the Master Fund.  The sales load may be adjusted or waived at the sole discretion of the applicable Selling Agent in consultation with the Fund, and is expected to be waived for the Adviser and its affiliates, including the directors, partners, principals, officers and employees of each of these entities,  and employees of the Selling Agents and certain of their affiliates.

In addition, Feeder I also pays the Distributor an ongoing quarterly distribution fee at an annualized rate of up to 0.75% of Feeder I's average net asset value during the calendar quarter, as compensation to be paid to Selling Agents for the sale and marketing of Shares of Feeder I and/or for their provision of certain shareholder and account maintenance services.  (Feeder II is not subject to any ongoing distribution fee.)  With the authorization of Feeder I, the Distributor may also use the distribution fee to compensate Marketing Agents that provide sales support services to Selling Agents.  Furthermore, the Adviser may pay such Selling Agents or Marketing Agents, out of its own resources (and not from the assets of Feeder I or Feeder II), additional annual compensation.

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Shares may be purchased only by investors who certify to such Feeder Fund or its agents that they have a net worth (excluding a primary residence) of more than $2 million (or in the case of an individual, a joint net worth with their spouse of more than $2 million) ("Qualified Investors").  Further, Shares of Feeder II are offered only to Qualified Investors who have fee-based accounts with registered investment advisers or broker-dealers to whom the investor has agreed to pay a fee for investment related services (a "fee-based account"), as well as certain other investors, as determined by the Fund.  Shares of Feeder II are not subject to the sales load and Distribution Fees applicable to Shares of Feeder I.  If a prospective investor is a Qualified Investor with a fee-based account, such prospective investor will be eligible to purchase Shares of Feeder II.  In order to purchase Shares, a prospective investor must submit a completed investor certification (a form of which is included as Appendix A to this Prospectus) to the Fund or a Selling Agent prior to the applicable Closing Day.  Each Fund reserves the right to reject, in its sole discretion, any purchase order for Shares, in whole or in part, at any time.  Shares may only be purchased through, and with funds drawn on, an investor's brokerage account with a Selling Agent.

Each Feeder Fund has agreed to indemnify the Distributor, its affiliates, the Adviser and certain other persons against certain liabilities, including liabilities under the 1933 Act.  However, the Fund will not be required to provide indemnification where it is determined that the liability resulted from the willful misconduct, bad faith or gross negligence of the person seeking indemnification, or from the reckless disregard of such person's duties.

Each Feeder Fund's Distribution Agreement has an initial term of two years and, if not terminated, will continue automatically in effect for successive one-year periods, subject to approval in accordance with Section 15 of the 1940 Act.  Each Feeder Fund's Distribution Agreement may be terminated, without penalty, (i) through a failure to renew the Distribution Agreement at the end of a term or (ii) by such Feeder Fund upon a vote of a majority of the Independent Trustees of such Feeder Fund or by vote of a majority of the outstanding voting securities of such Feeder Fund, or by the Distributor, in each case upon no less than 60 days' prior written notice.

DESCRIPTION OF SHARES

The Fund is a statutory trust organized under the laws of Delaware.  The Fund is authorized to issue an unlimited number shares of beneficial interest, $0.001 par value.  The Board is authorized to increase or decrease the number of shares issued.  Each share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable.

All shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.  The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.  The Fund does not intend to hold annual meetings of shareholders.  Shareholders do not have preemptive, subscription or conversion rights, and are not liable for further calls or assessments.  Shareholders are entitled to receive dividends only if and to the extent declared by the Board and only after the Board has made provision for working capital and reserves as it in its sole discretion deems advisable.  Shares are not available in certificated form.  The Declaration of Trust provides that any transfer will be void if made: (i) to an account held through a broker or dealer that has not entered into a selling agreement with the Distributor or (ii) to any person who is not a Qualified Investor (as described below).

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Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value.  Shares of the Fund are not listed on any exchange and the Fund does not expect that any secondary market will develop for the shares, except that brokers or dealers that have entered into selling agreements with the Distributor (i.e., Selling Agents) may make a market in the shares among their customers that are Qualified Investors.  See "Investor Qualifications and Suitability."  Prices received or paid for the shares in such transactions will not be available to the public, thus, the Fund and shareholders will not be able to inform themselves if such transactions were effected at a premium or a discount to net asset value.  The Fund cannot offer any assurance that any broker or dealer will make a market in the shares or that transactions in any such market will be effected at a price equal to or higher than net asset value.

Certain Tax Matters

The following discussion is a brief summary of certain United States federal income tax considerations affecting the Fund (for purposes of this section, the term "Fund" refers to each Feeder Fund and the Master Fund) and its shareholders.  The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.  No attempt is made to present a detailed explanation of all United States federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice.

The Master Fund and the Feeder Funds each intend to: (i) elect to be treated as a corporation for federal tax purposes; (ii) elect to be treated as a "Regulated Investment Company" (a "RIC") under Subchapter M of the Code; and (iii) to qualify as a RIC for federal tax purposes.  To qualify as a regulated investment company, the Fund must comply with certain requirements relating to, among other things, the sources of its income and diversification of its assets.  If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders.  The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement.  The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.  Each Fund intends to distribute its income and gains in a way that it will not be subject to a federal excise tax on certain undistributed amounts.  Fund dividends and capital gains distributions, if any, are taxable to most investors and will be taxable whether or not they are reinvested in Shares.

Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits.  Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders.  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

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Cost Basis Reporting. As part of the Energy Improvement and Extension Act of 2008, funds are required to report to you and the Internal Revenue Service the "cost basis" of shares acquired by a shareholder on or after January 1, 2012 ("covered shares") and subsequently redeemed.  These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan.  The "cost basis" of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions.  Cost basis is used to determine whether a sale of the shares results in a gain or loss.  If you redeem covered shares during any year, then the Feeder Funds will report the cost basis of such covered shares to the IRS and you on Form 1099-B.

 The Feeder Funds will permit shareholders to elect from among several IRS-accepted cost basis methods to calculate the cost basis in your covered shares.  If you do not affirmatively elect a cost basis method, then the Fund's default cost basis calculation method, which is currently the “first-in, first-out” method, will be applied to your account.  The cost basis method elected or applied may not be changed after the settlement date of a sale of shares.

 If you hold Fund shares through a broker, please contact that broker with respect to the reporting of cost basis and available elections for your account.

Investors are urged to consult their own tax advisers regarding specific questions about application of the new cost basis reporting rules and, in particular, which cost basis calculation method to elect.  In addition, investors are urged to consult their own tax advisors regarding federal (including the application of the alternative minimum tax), state, local or non-U.S. tax consequences to them of investing in the Fund.  For additional information, see the SAI under "Tax Aspects."

INVESTOR QUALIFICATIONS AND SUITABILITY

Investor Qualifications

Shares may be purchased only by investors who certify to such Feeder Fund or its agents that they are Qualified Investors.  Further, Shares of Feeder II are offered only to Qualified Investors who have fee-based accounts with registered investment advisers or broker-dealers to whom the investor has agreed to pay a fee for investment related services (a "fee-based account"), as well as certain other investors, as determined by the Fund.  Shares of Feeder II are not subject to the sales load and Distribution Fees applicable to Shares of Feeder I.  If a prospective investor is a Qualified Investor with a fee-based account, such prospective investor will be eligible to purchase Shares of Feeder II.  In order to purchase Shares, a prospective investor must submit a completed investor certification (a form of which is included as Appendix A to this Prospectus) to the Fund or a Selling Agent prior to the applicable Closing Day.  Each Fund reserves the right to reject, in its sole discretion, any purchase order for Shares, in whole or in part, at any time.  Shares may only be purchased through, and with funds drawn on, an investor's brokerage account with a Selling Agent.

Existing shareholders who are purchasing additional shares will be required to meet the Fund's eligibility criteria and submit a new investor certification each time they purchase additional shares.  Any attempt to transfer Shares to someone who is not a Qualified Investor or to an account with a broker or dealer that has not entered into a selling agreement with the Distributor will not be permitted and will be void.

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Investor Suitability

General Considerations.  An investment in the Funds involves substantial risks and is not necessarily suitable for all eligible investors. Prior to making an investment decision, you should:  (i) consider the suitability of this investment with respect to your investment objectives and personal situation, (ii) consider factors such as personal net worth, income, age, risk tolerance and liquidity needs, and (iii) consult with your broker, dealer or other financial adviser to determine whether an investment in a Feeder Fund is suitable for your risk profile.  A shareholder should invest in the Fund only money that it can afford to lose, and a shareholder should not invest money to which it will need access on a short-term or frequent basis.  In addition, a shareholder should be aware of how the Fund's investment strategies fit into its overall investment portfolio because the Fund by itself is not designed to be a well-balanced investment for a particular investor.

Repurchase Offers. Each Fund is organized as a closed-end management investment company.  Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that shareholders of a closed-end fund do not have the right to redeem their shares on a daily basis.  In addition, the Funds have no plan to list their Shares on any securities exchange, and there is no assurance that any secondary market will develop for the Shares.  However, in an effort to provide some liquidity for investors, the Adviser expects to recommend that each Fund make offers to repurchase up to 8% of its Shares as of the end of each calendar month commencing during the first calendar quarter after the Fund commences investment operations at the then-current net asset value.  The Board for each Fund, in its discretion, must determine whether to approve each such offer (and for what amount).  The Master Fund is expected to conduct repurchase offers of its shares in a similar manner.  There can be no assurance that the Fund will make such repurchase offers, nor that shareholders tendering Shares for repurchase in any offer will have all of their tendered Shares repurchased by the applicable Fund.  Similarly, there can be no assurance that the Master Fund will make similar repurchase offers, nor that the Feeder Funds tendering shares of the Master Fund for repurchase in any such offer will have all of their tendered Master Fund shares repurchased by the Master Fund.  A prospective investor should consider its liquidity needs before investing.

Transfer Restrictions. Shares are subject to transfer restrictions that permit transfers only to persons who are Qualified Investors and who hold their Shares through a Selling Agent.  The Funds may require substantial documentation in connection with a requested transfer of Shares, and you should not expect that you will be able to transfer Shares at all.  Attempted transfers may require a substantial amount of time to effect and may not be in the manner desired by a shareholder.  Shares may not be exchanged for shares of any other fund (including for Shares of the other Feeder Fund).  An investment in the Funds should be viewed as a long-term investment and is suitable only for investors who bear the risks associated with the limited liquidity of Shares (including these transfer restrictions).

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REPURCHASE OFFERS

No Right of Redemption

Because the Fund is a closed-end fund, no shareholder will have the right to require the Fund to redeem its shares.  No public market exists for the shares, and none is expected to develop.  Consequently, investors will not be able to liquidate their investment other than as a result of repurchases of shares by the Fund or in the event of a mandatory redemption, each as described below.

Repurchases of Shares

The Fund from time to time will offer to repurchase outstanding Shares or portions thereof from shareholders pursuant to written tenders by shareholders at such times and on such terms and conditions as may be determined by the Board, in its sole discretion.  In determining whether the Fund should offer to repurchase Shares or portions thereof from shareholders, the Board will consider various factors, including the recommendations of the Adviser.  The Adviser currently expects that it will recommend to the Board that the Fund offer to repurchase Shares from shareholders twelve times each year, as of the last day of each calendar month commencing during the first calendar quarter after the Fund commences investment operations.  The Board will also consider the following factors, among others, in making this determination:

●	whether any shareholders have requested the Fund to repurchase their Shares or portions thereof;

●	the liquidity of the Master Fund's assets;

●	the investment plans and working capital requirements of the Fund and the Master Fund;

●	the relative economies of scale with respect to the size of the Fund;

●	the history of the Fund in repurchasing Shares;

●	the economic condition of the securities markets; and

●	the anticipated tax consequences of any proposed repurchases of Shares or portions thereof.

The Fund will repurchase Shares or portions thereof from shareholders pursuant to written tenders on terms and conditions that the Board determines to be fair to the Fund and to all shareholders.  The value of a shareholder's Shares that are being repurchased will be equal to the value of the Shares as of the date of their repurchase.  When the Board determines that the Fund shall repurchase Shares or portions thereof, notice will be provided to shareholders describing the terms thereof, containing information shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate.  Shareholders who are deciding whether to tender their Shares or portions thereof during the period that a repurchase offer is open may ascertain the net asset value of their Shares by contacting the Adviser during the period.  However, because the Fund expects to determine its net asset value only on a monthly basis, shareholders may not be able to obtain current information regarding the value of Shares when making their decision as to whether to tender Shares for repurchase.

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Repurchases of Shares or portions thereof from shareholders by the Fund may be made, in the discretion of the Fund, and may be paid in cash or by the distribution of securities in-kind or partly in cash and partly in-kind.  However, the Fund does not expect to distribute securities in-kind except in the unlikely event that the Fund does not have sufficient cash to pay for Shares that are repurchased or if making a cash payment would result in a material adverse effect on the Fund or on shareholders not tendering Shares for repurchase.  Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of Shares or portions thereof from shareholders.  Any in-kind distribution of securities will consist of marketable securities traded on an established securities, which will be distributed to all tendering shareholders on a pari passu basis.  Except as described above, the Fund does not impose any charges in connection with repurchases of Shares or portion of Shares.

The Fund's ability to conduct a repurchase offer will also be dependent upon the Master Fund's ability to conduct a repurchase offer that would provide the Fund with the liquidity necessary, and within the timeframe needed, to carry out the Fund's repurchase offer.  Like the Fund, the Master Fund's ability to conduct a repurchase offer will be subject to the discretion of the Master Fund's board of trustees based on considerations substantially identical to those considered by the Fund's Board and which are described above.  As noted above, it is currently expected that the Adviser will recommend to the Master Fund's board of trustees that the Master Fund offer to repurchase Shares from its members twelve times each year, as of the last day of each calendar month commencing during the first calendar quarter after the Fund commences investment operations.  However, there can be no assurance that the Fund will make such repurchase offers, nor that shareholders tendering Shares for repurchase in any offer will have all of their tendered Shares repurchased by the applicable Fund.

Repurchase Procedures

Due to liquidity restraints associated with the Fund's investments in the Master Fund, which in turn is restricted as to its ability to withdraw from Portfolio Funds, the Adviser expects that, under the procedures applicable to the repurchase of Shares, Shares will generally be valued for purposes of determining their repurchase price as of a date at least 35 days after the date by which shareholders must submit a repurchase request (the "Valuation Date"). However, it is expected that the first three repurchase offers conducted by the Funds will have a significantly shorter period (or no period) of time between the date by which shareholders must submit a repurchase request and the Valuation Date due to, among other things, the expected relatively high level of liquidity of the Master Fund's investments during that time. It is expected and that the Fund will generally pay the value of the Shares repurchased (or as discussed below, 95% of such value if 95% or more of a shareholder's Shares are repurchased) approximately one month after the Valuation Date. The value of Shares can change significantly between the date by which a shareholder must decide whether to tender its Shares for repurchase and the Valuation Date. The amount that a shareholder may expect to receive on the repurchase of the shareholder's Shares (or portion thereof) will be the value of the shareholder's Shares (or portion thereof being repurchased) determined on the Valuation Date and based on the net asset value of the Fund's assets as of that date, after giving effect to all allocations to be made as of that date to the shareholder's Shares. The balance due to each shareholder who tenders his Shares, or a portion thereof, will be subject to adjustment upon completion of the annual audit of the Fund's financial statements for the fiscal year in which the repurchase is effected (which it is expected will be completed within 60 days after the end of each fiscal year). If 95% or more of a shareholder's Shares are repurchased, the shareholder will receive an initial payment equal to 95% of the estimated value of the Shares and the balance due will be determined and paid promptly after completion of the Fund's audit and will be subject to audit adjustment.

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Under these procedures, shareholder will have to decide whether to tender their Shares for repurchase without the benefit of having current information regarding value of Shares as of a date proximate to the Valuation Date.  In addition, there will be a period of time between the date as of which shareholder must tender Shares and the date they can expect to receive payment for their Shares from the Fund.  Shareholders whose Shares are accepted for repurchase will be given non-transferable promissory notes by the Fund representing the Fund's obligation to pay for repurchased Shares.  Payments for repurchased Shares may be delayed under circumstances where the Fund has determined to redeem its interests in Portfolio Funds to make such payments, but has experienced delays in receiving payments from the Portfolio Funds.

If a repurchase offer is oversubscribed by shareholders who tender Shares for repurchase, the Fund will repurchase only a pro rata portion of the Shares tendered by each shareholder.  A shareholder who tenders for repurchase only a portion of the shareholder's Shares will be required to maintain an investment balance of $50,000 (or $25,000 in the case of shareholders who are employees of the Adviser or the shareholder servicing provider and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, Portfolio Managers, attorneys and other professionals engaged on behalf of the Funds and members of their immediate families), or such other amount as is determined by the Board.  If a shareholder tenders a portion of its Shares and the repurchase of that portion would cause the shareholder's investment balance to fall below this required minimum, the applicable Feeder Fund reserves the right to reduce the portion of the Shares to be purchased from the shareholder so that the required minimum balance is maintained.

Repurchases of Shares by the Fund are subject to certain regulatory requirements imposed by SEC rules and the procedures applicable to repurchases of Shares as described above may be amended by the Fund in order to comply with any regulatory requirements applicable to such repurchase procedures.

The Fund may cancel an offer to repurchase Shares (an "Offer"), amend the Offer or postpone the acceptance of tenders made pursuant to the Offer if: (i) the Fund would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Fund's investment objective and policies in order to purchase Shares tendered pursuant to the Offer; (ii) there is, in the judgment of the Board any: (a) legal action or proceeding instituted or threatened challenging the Offer or otherwise materially adversely affecting the Fund; (b) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States or the States of New York or Pennsylvania that is material to the Fund; (c) limitation imposed by Federal or state authorities on the extension of credit by lending institutions; (d) suspension of trading on any organized exchange or over-the-counter market where the Fund has a material investment; (e) commencement of war, significant increase in armed hostilities or other international or national calamity directly or indirectly involving the United States that is material to the Fund; (f) material decrease in the net asset value of the Fund from the net asset value of the Fund as of commencement of the Offer; or (g) other event or condition that would have a material adverse effect on the Fund or its investors if Shares tendered pursuant to the Offer were purchased; or (iii) the Board determines that it is not in the best interest of the Fund to purchase Shares pursuant to the Offer.  However, there can be no assurance that the Fund will exercise its right to extend, amend or cancel the Offer or to postpone acceptance of tenders pursuant to the Offer.

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The Fund is permitted to borrow money to meet repurchase requests.  Borrowing by the Fund involves certain risks for shareholders.  (See "Principal Risk Factors — Alternative Funds:  Leverage.")

Mandatory Redemption of Shares by the Fund

The Fund may redeem all or any Shares of a shareholder or any person acquiring Shares from or through a shareholder under certain circumstances, including if:  ownership of the Shares by the shareholder or other person will cause the Fund or the Adviser to be in violation of certain laws or any of the representations and warranties made by a shareholder in connection with the acquisition of the Shares was not true when made or has ceased to be true.

CALCULATION OF NET ASSET VALUE

The Fund sells Shares at their offering price, which is equal to the "net asset value" per Share. The net asset value of the Fund will be computed as of the close of business on the following days: (i) the last day of each fiscal year (March 31); (ii) the last day of each taxable year (December 31); (iii) the day preceding the date as of which any Shares are purchased; or (iv) any day as of which the Fund repurchases any Shares. The Fund's net asset value is the value of the Fund's assets less its liabilities, and its net asset value per Share equals that net asset value divided by the number of then issued and outstanding Shares.

The net asset value of the Fund is determined by or at the direction of the Adviser as of the close of business as of the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.  The net asset value of the Fund is generally based on the net asset value of its interest in the Master Fund (as well as the value of any cash or other similar short-term assets or receivables held by the Fund).  The net asset value of the Master Fund is based on the general methodologies discussed below:

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With respect to domestic exchange-traded equity securities (other than options and other than those that trade on NASDAQ) held directly by the Master Fund (and not the Portfolio Funds), they are valued at their last sale prices as reported on such exchanges or, in the absence of any reported sale on a particular day, at their composite bid prices (for securities held long) or their composite ask prices (for securities held short), as reported by such exchanges.  Securities traded on NASDAQ are valued: (i) at the NASDAQ Official Closing Price ("NOCP") (which is the last trade price at or before 4:00:02 (EST) adjusted up to NASDAQ's best offer price if the last trade is below such bid and down to NASDAQ's best offer price if the last trade is above such offer price); (ii) if no NOCP is available, at the last sale price on NASDAQ prior to the calculation of the Fund's net asset value; (iii) if no sale is shown on NASDAQ, at the bid price; or (iv) if no sale is shown and no bid price is available for a period of seven business days, the price will be deemed "stale" and the value will be determined at fair value.  Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange.

Total return swaps on equity securities are generally valued based upon the price for the reference asset, as determined in the manner specified above.

Other securities for which market quotations are readily available are valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities.  If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by the Adviser under the supervision of the Board.

Debt securities (other than convertible securities) are valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units.  The Adviser monitors the reasonableness of valuations provided by the pricing service. Such debt securities with remaining maturities of 60 days or less are, absent unusual circumstances, valued at amortized cost.

If in the view of the Adviser, the bid price of a listed option or debt security (or ask price in the case of any such security held short) does not fairly reflect the market value of the security, the Adviser may value the security at fair value.

In accordance with the policies discussed below, investments in Portfolio Funds are valued at their "fair values."  Ordinarily, these will be the values determined by the Portfolio Managers of the Portfolio Funds in accordance with the Portfolio Funds' valuation policies and as reported by the Portfolio Managers.  As a general matter, the fair value of the Master Fund's interest in a Portfolio Fund will represent the amount that the Master Fund could reasonably expect to receive from the Portfolio Fund if the Master Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable.  Because Portfolio Funds provide net asset value information to the Master Fund on a monthly basis and do not generally provide detailed information on their investment positions, except on an annual basis, the Master Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset values other than as of the end of each month and may not be able to verify valuation information given to the Master Fund by Portfolio Managers.  In the unlikely event that a Portfolio Fund does not report a value to the Master Fund on a timely basis, the Master Fund would determine the fair value of its interest in that Portfolio Fund based on the most recent value reported by the Portfolio Fund, as well as any other relevant information available at the time the Master Fund values its assets.  The Master Fund's board of trustees has determined that any values of interests in Portfolio Funds reported as "estimated" or "final" values (using the nomenclature of the hedge fund industry) will be deemed to reasonably reflect market values of securities for which market quotations are available or the fair value of such securities.

92

Before investing in any Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Master Fund for valuing its own investments.  Furthermore, prior to the Master Fund investing in a Portfolio Fund, the Adviser will seek confirmation from the Portfolio Manager that, in the event that the Portfolio Manager allocates Portfolio Fund assets to a special investment account or side pocket that:  (i) the estimated monthly valuations as provided to the Master Fund (which are expected to be based on the audited year-end valuations of the Portfolio Funds) are reflective of the most recently computed fair value of the special investment account or side pocket by the Portfolio Manager; and (ii) the Portfolio Manager computes the fair value of the special investment account or side pocket at least on an annual basis.  In a situation where a Portfolio Manager allocates a Portfolio Fund's assets to special investment accounts or side pockets, the current fair value of the Master Fund's interest in that Portfolio Fund may not be accurately reflected in the Master Fund's and, thus, the Fund's net asset value.  This is because the Portfolio Manager's most recent computation of the fair value of the special investment account or side pocket may have last occurred a significant amount of time (i.e., as much as eleven months or longer) before the current monthly computation of the Fund's and the Master Fund's net asset value.  As a result, for any given month, the stated net asset value of the Master Fund and, thus, the Fund may, under certain circumstances, be higher or lower than the value that would otherwise have been utilized had the Portfolio Manager determined and reported the fair value of any side pocket as of the end of the most recent calendar month.  Although the procedures approved by the Master Fund's board of trustees provide that the Adviser will periodically review the valuations of interests in Portfolio Funds provided by the Portfolio Managers, the Adviser will not be able to confirm independently the accuracy of valuations of such interests provided by such Portfolio Managers (which are unaudited, except for year-end valuations).

The Fund's and the Master Fund's valuation procedures require the Adviser to consider all relevant information available at the time the Fund and the Master Fund value their respective assets.  The Adviser or, in certain cases, the Master Fund's board of trustees, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Master Fund's interests in a Portfolio Fund.  Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to their investors which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if a redemption request had been timely made or if, in accordance with the terms of the Portfolio Fund's governing documents, it would be necessary to effect a mandatory redemption.  Following procedures adopted by the Master Fund's board of trustees, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Master Fund could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund's net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value.  Any such decision must be made in good faith, and subject to the review and supervision of the Master Fund's board of trustees.

93

The Portfolio Funds are required to provide estimated net asset value determinations to the Master Fund no less frequently than monthly, generally within one or two weeks following the end of the month.  The Adviser attempts to confirm the accuracy of each Portfolio Fund's monthly valuation using various means, including:  discussing monthly with Portfolio Managers their Portfolio Funds' values; reviewing Portfolio Fund portfolio positions, when available; and analyzing audited financial statements of Portfolio Funds.  Failure of a Portfolio Fund to provide on a timely or accurate basis required monthly valuation information to the Master Fund could result in an adjustment to the fair value given by the Master Fund to its investment in a Portfolio Fund or a decision by the Adviser to liquidate the Master Fund's investment in a Portfolio Fund.  The valuations reported by the Portfolio Managers, upon which the Master Fund calculates its net asset value, may be subject to later adjustment, based on information reasonably available at that time.  For example, fiscal year-end net asset value calculations of the Portfolio Funds are audited by the independent auditors of the Portfolio Funds and may be revised as a result of such audits.  Other adjustments may occur from time to time.

To the extent the Fund or the Master Fund invests in money market instruments, the Fund and the Master Fund will generally value such portfolio securities at amortized cost.

All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service.  Trading in foreign securities generally is completed, and the values of such securities are determined, before the close of securities markets in the U.S.  Foreign exchange rates also are determined before such close.  On occasion, the values of securities and exchange rates may be affected by significant events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value is determined.  When such significant events materially affect the values of securities held by the Fund or its liabilities, these securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Master Fund's board of trustees.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund's net asset value, which, in turn, would affect amounts paid on repurchases of Shares and the amount of fees paid, if the judgments made regarding appropriate valuations should be proven incorrect.

DISTRIBUTION POLICY

Dividends will be paid annually on the Shares in amounts representing substantially all of the Funds' net investment income, if any, earned each year.  Payments on Shares will vary in amount depending on investment income received and expenses of operation.  It is likely that many of the companies in which the Funds invest will not pay any dividends, and this, together with the Funds' relatively high expenses, means that the Funds are unlikely to have income or pay dividends.  The Funds are not a suitable investment if you require regular dividend income.

94

Substantially all of any taxable net capital gain realized on investments will be paid to shareholders at least annually.  In addition, depending upon the performance of the Fund's investments, the related growth of the Fund's net asset value, and the availability of attractive investment opportunities, the Fund may from time to time make a distribution that constitutes a return of capital for federal income tax purposes.  For additional information, see "Tax Aspects" in the SAI.

The net asset value of each share that you own will be reduced by the amount of the distributions or dividends that you receive from that share.

Automatic Reinvestment Plan

Dividends and capital gain distributions to shareholders will be automatically reinvested unless the applicable Feeder Fund is otherwise instructed by the shareholder through its broker, dealer or other financial intermediary.  Shareholders will not be charged any fees as a result of participating in the plan.  A shareholder who elects not to reinvest will receive both dividends and capital gain distributions in cash.  The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund.

Shares will be issued at their net asset value on the ex-dividend date; there is no sales load or other charge for reinvestment.  Shareholders are free to change their election at any time by contacting their broker, dealer or other financial intermediary, who will inform the Fund.  Your request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution.

Although shareholders receive no cash for distributions reinvested through the plan, ordinary income and/or capital gains are realized for federal income tax purposes on the ex-dividend date.  Distributions may also be subject to state and local taxes in the year they are declared.  Shareholders will be required to report distributions on their tax returns, even if the distribution is reinvested in additional shares.

Each Fund reserves the right to suspend the automatic reinvestment plan at any time and require shareholders to receive all distributions in cash.  Each Fund may also limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions.  No Fund currently expects to suspend or limit the reinvestment plan, but may determine to do so if the amount being reinvested by shareholders exceeds the available investment opportunities that the Adviser considers suitable for the Fund.

POTENTIAL CONFLICTS OF INTEREST

General

The Adviser, an investment adviser registered under the Advisers Act, carries on substantial investment activities for its own account and for private investment partnerships, other pooled investment vehicles, institutions and individual clients.  The Fund has no interest in these activities.  As a result of the foregoing, the Adviser will be engaged in substantial activities and may have conflicts of interest in allocating its time and activities among the Fund and such other clients.  The Adviser and its officers and employees devote only so much time to the affairs of the Funds as in their judgment is necessary and appropriate.

95

Participation in Investment Opportunities

The Adviser and the Sub-Advisers may provide investment advice for certain other investment funds or Other Accounts.  As a general matter, the Adviser (subject to any policies established by the Board) will consider participation by the Funds in all appropriate investment opportunities that are under consideration by the Adviser or Sub-Advisers for investment for the Other Accounts.  There may be circumstances, however, under which the Adviser or Sub-Advisers will cause one (or more) of the Other Accounts to commit a different percentage of their assets to an investment opportunity than they would cause the Fund to commit.  There may also be circumstances under which the Adviser or Sub-Advisers will consider or recommend participation by the Other Accounts in investment opportunities in which they do not intend to invest on behalf of the Funds.

The Adviser and Sub-Advisers will evaluate for the Funds a variety of factors that may be relevant in determining whether, and to what extent, a particular investment opportunity or strategy is appropriate and feasible for the Funds and Other Accounts at a particular time, including, but not limited to, the following: (i) the nature of the investment opportunity taken in the context of the other investments at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (e.g., size of obtainable position); (iv) the transaction costs involved; and (v) the  investment or regulatory limitations applicable to the particular entity or account.  Because these considerations may differ for the Funds and the Other Accounts in the context of any particular investment opportunity, the investment activities of the Funds and the Other Accounts may differ from time to time.  In addition, the fees and expenses of the Funds may differ from those of the Other Accounts.  Accordingly, prospective shareholders should note that the future performance of the Funds and the Other Accounts may vary.  See "Performance Information."

When the Adviser or a Sub-Adviser determines that it would be appropriate for the Funds and one or more Other Accounts, respectively, to participate in an investment opportunity at the same time, orders will be aggregated, placed and allocated on a basis believed to be fair and equitable, consistent with its responsibilities under the Advisers Act and the 1940 Act and its own internal procedures.  Decisions in this regard are necessarily subjective and there is no requirement that the Funds participate, or participate to the same extent as the Other Accounts, in all trades.  The Adviser and Sub-Advisers will take steps to ensure that no participating entity or account (including the Funds) will be systematically disadvantaged by the aggregation, placement or allocation of orders.

Situations may occur where the Funds could be disadvantaged because of the investment activities conducted by the Adviser or a Sub-Adviser.  These situations may be based on, among other things, the following: (i) legal restrictions on the combined size of positions that may be taken for the Funds and the Other Accounts, thereby limiting the size of the Master Fund's position; (ii) the difficulty of liquidating an investment for the Master Fund and the Other Accounts where the sale of the combined positions cannot be absorbed; or (iii) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of these options or other instruments.

96

The Adviser, affiliates and their directors, managers, officers and employees (including the Adviser's portfolio manager of the Fund, Dr. Landes) and other affiliated persons may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Funds.  As a result of differing trading and investment strategies or constraints, positions may be taken by these affiliated individuals that are the same, different or made at a different time than positions taken for the Funds.  In order to mitigate the possibility that the Funds (or shareholders) will be adversely affected by this personal trading, the Funds have adopted a Joint Code of Ethics and the Adviser has adopted a Code of Ethics, all of which are in compliance with Rule 17j-1 under the 1940 Act which restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Master Fund's portfolio transactions.  The Joint Code of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.  The Joint Code of Ethics is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of the Joint Code of Ethics may be obtained, after paying a duplicating fee, by E-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Other Matters

The Adviser will not purchase securities or other property from, or sell securities or other property to, the Master Fund.  In addition, the Fund may effect certain principal transactions in securities with one or more Other Accounts, except for accounts in which the Adviser, a Sub-Adviser or any affiliate thereof serves as a general partner or certain accounts in which it has a financial interest (other than an interest that results solely from the Adviser's, the Sub-Adviser's or any affiliate's appointment as an investment adviser or portfolio manager to the account).  These transactions would be effected in circumstances where the Adviser has determined that it would be appropriate for the Master Fund to purchase and it has been determined that it would be appropriate for such Other Account to sell, or the Master Fund to sell and such Other Account to purchase, the same security or instrument on the same day.  The purchases and sales will be made pursuant to procedures adopted by the Master Fund pursuant to Rule 17a-7 under the 1940 Act.  Among other things, those procedures are intended to ensure that: (i) each transaction will be effected for cash consideration at the current market price of the particular securities; (ii) no transaction will involve restricted securities or other securities for which market quotations are not readily available; and (iii) no brokerage commissions, fees (except for customary transfer fees) or other remuneration will be paid in connection with the transaction.

The Funds are not permitted to purchase or sell securities of any issuer as to which the Adviser (or any Sub-Advisers, as applicable) has obtained material, non-public information, until such time as the information is no longer material or has become publicly known.  This policy could adversely affect the Funds' investment performance because the Fund may: (i) hold securities of an issuer with respect to which the Adviser has adverse information, or (ii) not purchase securities of any issuer with respect to which the Adviser has favorable information.

97

Future investment activities of the Adviser or the Sub-Advisers, their affiliates and their respective members, managers, principals, partners, directors, officers or employees (as applicable), may give rise to additional conflicts of interest.

BROKERAGE

The Adviser (and, as applicable, the Sub-Advisers) are responsible for placing orders for the execution of the Master Fund's portfolio transactions and the allocation of brokerage transactions.  Transactions on the great majority of foreign stock exchanges involve the payment of a combination of fixed and negotiated commissions, while transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions.  No stated commission is generally applicable to securities traded on a principal basis in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.  Transactions may also be executed on an agency basis in over-the-counter markets, which will involve the payment of negotiated or fixed commissions, when deemed consistent with the Master Fund's brokerage policies.

In selecting brokers to effect transactions on behalf of the Funds, the Adviser and Sub-Advisers seek to obtain the best price and execution, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and in the case of transactions effected with unaffiliated brokers, the firm's risk in positioning a block of securities.  Although they will generally seek reasonably competitive commission rates, they will not necessarily pay the lowest commission available on each transaction.  The Adviser has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

Consistent with the principle of seeking best price and execution, the Adviser may place brokerage orders on behalf of the Funds with brokers (including affiliates Sub-Advisers) that provide supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.  A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser or Sub-Adviser determines in good faith that such commission is reasonable.  In no instance, however, will the Master Fund's securities be purchased from or sold to the Adviser or a Sub-Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law.  Information and research received from such brokers will be in addition to, and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement (or a Sub-Adviser, as applicable, under its sub-advisory agreement).  The expenses of the Adviser or Sub-Adviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Adviser, Sub-Adviser or their respective affiliates in providing services to clients other than the Fund.  In addition, not all of the supplemental information is used by the Adviser or Sub-Adviser in connection with the Fund.  Conversely, the information provided to the Adviser, Sub-Adviser or their affiliates by brokers or dealers through which other clients of the Adviser or Sub-Adviser or their respective affiliates effect securities transactions may be useful in providing services to the Fund.

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To the extent a Sub-Adviser executes portfolio brokerage transactions through an affiliated brokers (if any), such transactions would be effected pursuant to procedures adopted by the Funds pursuant to Section 17(e) of the 1940 Act and Rule 17e-1 thereunder.  Among other things, Section 17(e) and those procedures provide that when acting as broker for the Funds in connection with the sale of securities to or by the Funds, an affiliated broker may not receive any compensation exceeding the following limits: (i) if the sale is effected on a securities exchange, the compensation may not exceed the "usual and customary broker's commission" (as defined in Rule 17e-1 under the 1940 Act); (ii) if the sale is effected in connection with a secondary distribution of securities, the compensation cannot exceed 2% of the sale price; and (iii) the compensation for sales otherwise effected cannot exceed 1% of the sales price.  Rule 17e-1 defines a "usual and customary broker's commission" as one that is reasonable and fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time.

GENERAL INFORMATION

Fiscal Year

Each Fund's fiscal year ends on each March 31.  Each Fund's tax year for federal income tax purposes also ends on each March 31.

Reports to Shareholders

As soon as practicable after the end of each taxable year, the Funds furnish to shareholders such information as is necessary for them to complete their income tax or information returns, along with any other tax information required by law.

The Funds send unaudited semi-annual and audited annual reports to shareholders within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

Legal Counsel

Schulte Roth & Zabel LLP, 919 Third Avenue, New York, NY 10022, serves as U.S. legal counsel to the Funds.  The firm also acts as U.S. legal counsel to the Adviser and its affiliates with respect to certain other matters.  The firm does not represent shareholders of the Funds in their capacity as such.

Inquiries

Inquiries concerning the Funds and Shares (including information concerning purchasing and withdrawal procedures) should be directed to your Selling Agent.  All potential investors in the Fund are encouraged to consult appropriate legal and tax counsel.

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TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Additional Investment Policies and Practices	A-2

Investment Advisory and Other Services	A-3

Management of the Fund	A-8

Portfolio Manager	A-14

Control Persons and Principal Holders of Securities	A-14

Tax Aspects	A-16

Proxy Voting Policies and Procedures	A-25

General Information	A-26

Financial Statements	A-27

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APPENDIX A

Form of Investor Certification

A-1

GOTTEX MULTI-ASSET ENDOWMENT FUND – II (the “Fund”) Application

All Applications must be received FIVE BUSINESS DAYS before the end of the month for a subscription to be accepted.

ALL WIRED AMOUNTS must be received THREE BUSINESS days before the end of the month for a subscription to be accepted and effective as of the beginning of the month immediately following such receipt.

For more information, please call us toll-free at:

1.888.946.8839

Visit our website at:

TBD

Overnight address:

Gottex Multi-Asset Endowment Fund - II

Attn: UMB Fund Services

803 W. Michigan St.

Milwaukee, WI 53233

U.S. Mailing Address:

Gottex Multi-Asset Endowment Fund - II

Attn: UMB Fund Services

P.O. Box 2175

Milwaukee, WI 53201-2175

Fax Number: 816-860-3140

Wiring Instructions:

UMB Bank N.A.

928 Grand Boulevard , Kansas City, MO 64106

ABA: 101000695

Account Number: 9871916898

Account Name: Gottex Multi-Asset Endowment Fund - II

FBO: [Investor Name, Account Number]

A-2

Acknowledgment

A. I certify that I have received and read the current Prospectus and Privacy Notice of the Fund in which I am investing and agree to be bound by its terms and conditions. I certify that I have the authority and legal capacity to make this purchase and that I am of legal age in my state of residence. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment.

B. I authorize the Fund and its agents to act upon instructions (by phone, in writing or other means) believed to be genuine and in accordance with the procedures described in the Prospectus for this account. I agree that neither the Fund nor the transfer agent will be liable for any loss, cost or expense for acting on such instructions.

C. I certify that I am not a Foreign Financial Institution as defined in the U.S.A. Patriot Act.

D. If I am the fiduciary (the "Fiduciary") executing this investor certification on behalf of an employee benefit plan (a "Plan"), I represent and warrant that I have considered the following with respect to the Plan's investment in the Fund and have determined that, in review of such considerations, the investment is consistent with the Fiduciary's responsibilities under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"): (i) the fiduciary investment standards under ERISA in the context of the Plan's particular circumstances; (ii) the permissibility of an investment in the Fund under the documents governing the Plan and the Fiduciary; and (iii) the risks associated with an investment in the Fund and the fact that I will be unable to redeem the investment. However, the Fund may repurchase the investment at certain times and under certain conditions set forth in the prospectus.

E. In connection with the Fund’s efforts to comply with applicable laws concerning money laundering and related activities, I represent, warrant and agree that to the best of my knowledge based upon reasonable diligence and investigation:

(1) I am not (nor is any person or entity controlled by, controlling or under common control with me, or any of my beneficial owners) any of the following:

(a) A person or entity listed in the Annex to Executive Order 13224 (2001) issued by the President of the United States, which is posted on the website of the U.S. Department of Treasury (http://www.treas.gov).

(b) Named on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control (OFAC), which is posted on the website of the U.S. Department of Treasury (http://www.treas.gov) under “OFAC/SDN List.”

(c) A person or entity resident in, or whose subscription funds are transferred from or through an account in, a foreign country or territory that has been designated as a “Non-Cooperative Jurisdiction” by the Financial Action Task Force.

(d) A person or entity resident in, or in the case of an entity organized or chartered under the laws of, a jurisdiction that has been designated by the Secretary of the U.S. Treasury under Sections 311 or 312 of the U.S.A. Patriot Act, and the regulations promulgated thereunder as warranting special measures due to money laundering concerns. For updates, see the website of the U.S. Department of Treasury (http://www.treas.gov).

(e) A foreign shell bank (See U.S.A. Patriot Act and related regulations for definition).

(f) A senior foreign political figure. This restrictionon senior foreign political figures also applies to any immediate family member of such Figure or close associate of such Figure (See U.S.A. Patriot Act and related regulations for definition).

(2) No consideration that I have contributed or will contribute to the Fund:

(a) Shall originate from, nor will they be routed through, a foreign shell bank or a bank organized or chartered under the laws of a Non-Cooperative Jurisdiction.

(b) Has been or shall be derived from, or Related to, any activity that is deemed criminal under U.S. law.

(c) Shall cause the Fund or the Advisor to be in violation of the U.S. Bank Secrecy Act and all other federal anti-money laundering regulations.

(3) I understand and agree that if at any time it is discovered that any of the representations in this Section E are incorrect, or if otherwise required by applicable law related to money laundering and similar activities, the Advisor may, in its sole discretion and notwithstanding anything to the contrary in the Fund’s Limited Partnership Agreement, as it may be amended or modified from time to time, undertake appropriate actions to ensure compliance with applicable law, including but not limited to freezing, segregating or redeeming my subscription in the Fund.

(4) I further understand that the Fund or Gottex Fund Management, Ltd. (the “Advisor”) may release confidential information about me and, if applicable, any underlying beneficial ownership, to proper authorities if the Advisor, in its sole discretion, determines that it is in the best interests of the Fund in light of applicable law concerning money laundering and similar activities.

(5) I agree to provide to the Advisor any additional information that the Advisor deems necessary or appropriate to ensure compliance with all applicable laws concerning money laundering and similar activities. I shall promptly notify the Advisor if any of the representations in this Section E cease to be true and accurate. I agree to call the Advisor if I need more information about Section E or if I am unsure whether any of the categories apply to me.

F. I understand that the Fund and its affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as an investor in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and, to the extent permitted by applicable law, agree to indemnify the Advisor and its affiliates, and their respective directors, trustees, managers, members, shareholders, partners, officers, and employees and hold each of them harmless from any liability that they may incur as a result of this certification being untrue in any respect.

A-3

Fund Application

The Fund accepts investments from individuals or entities with a U.S. Social Security Number or Taxpayer Identification Number and a U.S. address, or from foreign institutions only in accordance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA Patriot Act) and rules thereunder and only to the extent the identity of such persons and the source of their funds can be reasonably ascertained.

☐Initial Investment            ☐ Subsequent Investment

1. Account Registration (check only one type below)

☐ Individual or ☐ Joint* (may not be a minor)

Owner’s Social Security Number
Owner’s Name (first, middle, last)
Date of Birth
Joint Owner’s Social Security Number
Joint Owner’s Name (first, middle, last)
Date of Birth

*Joint tenants with rights of survivorship, unless otherwise noted.

☐ Trust ☐ Corporation ☐ Partnership

Tax Identification Number
Entity Name
Date of Trust (if applicable)
Trustee (if applicable)
Social Security Number (if applicable)
Date of Birth (if applicable)
Additional Trustee (if applicable)
Social Security Number (if applicable)
Date of Birth (if applicable)

*Trust instrument or other organizational documentation required.

2. Investment Instructions

☐ Purchase by wire: Call 1.888.946.8839 for instructions.

$__________________ subscription amount

3. Mailing Address (Applications will only be accepted if they contain a U.S. street address.)

Street Address (If PO Box, please indicate the residential/street address below.)
City State ZIP
Daytime Telephone Evening Telephone
E-mail Address Fax Number

4. Custodian Information

Name
Custodian Tax ID
Street Address
City State ZIP
Phone Number

5. Broker/Dealer Information

Broker/Dealer Name
Broker/Dealer Phone Number
Broker/Dealer Address
City	State ZIP
Rep Name
Rep Phone Number	Rep Number
Rep Address
City	State ZIP

A-4

6. Qualified Client Status

I certify that I am a “qualified client” at the time of my

investment in the Fund because I satisfy one or more of the categories of qualified client listed below.

The subscriber is: □ (write corresponding

letter in box provided)

A . a natural person who individually or together with a spouse has a “net worth” (excluding a primary residence) in excess of $2 million (the “Net Worth Requirement”) (also applicable for an Individual Retirement Account where the natural person participant qualifies pursuant to the above test);

B. a natural person who has at least $1,000,000 under the management of the Advisor or its affiliates (the “Asset Test”);

C. an (i) irrevocable trust, (ii) Plan, or (iii) a corporation, partnership, limited liability company or other entity that is not (x) a registered investment company, (y) an entity which is excluded from the definition of investment company under Section 3(a) of the Investment Company Act of 1940 based on Section 3(c)(1), or (z) a business development company, in each case that meets the Net Worth Requirement or the Asset Test;

D. a revocable trust and each grantor of the trust meets the Net Worth Requirement;

E. a participant-directed Plan and the person making the investment meets the Net Worth Requirement; or

F. an entity referred to in clause C(x), (y) or (z) above, and Each equity owner meets the Net Worth Requirement. As used herein, “net worth” means the excess of total assets at Fair market value, including home, over total liabilities. For the purpose of determining “net worth,” the principal residence owned by an individual shall be valued at either (1) cost, including the cost of improvements, net of current encumbrances upon the property, or (2) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.

7. Bank Information (Voided check required.)

Please attach a voided, unsigned check or deposit slip for this bank account.

Bank Name	Bank Phone Number
Bank Address	City State ZIP
Name(s) on Bank Account
Bank Account Number	ABA Number (available from your bank)

This is a:  Checking Account or  Savings Account

If information on voided check differs from information on this application, the information from the voided check will be used.

8. Please indicate your preference of Cost Basis Relief

□ FIFO (first in, first out)	□ LOFO (lowest in, first out)
□ Average Cost	□ HILT (highest long term, first out)
□ Specific Lot Identification	□ HIST (highest short term, first out
□ LIFO (last in, first out)	□ LILT (Lowest long term, first out)
□ HIFO (highest in, first out)

If none selected, the default will be FIFO (first in, first out)

9. Dividend and Capital Gains Instructions

All dividends will be reinvested unless one of the following is checked.

☐ Send all dividends and capital gains to the address in Section 2.

☐ Send all dividends and capital gains to the bank listed in Section 7.

10. Acknowledgement and Signature (All account owners/trustees must sign.)

By signing below:

☐	I certify that I have received and read the current Prospectus and Privacy Notice of the Fund in which I am investing and agree to be bound by its terms and conditions. I certify that I have the authority and legal capacity to make this purchase and that I am of legal age in my state of residence.

☐	I authorize (“the Fund”) and its agents to act upon instructions (by phone, in writing or other means) believed to be genuine and in accordance with the procedures described in the Prospectus for this account. I agree that neither (“the fund”) nor the transfer agent will be liable for any loss, cost or expense for acting on such instructions.

☐	I certify that I am not a Foreign Financial Institution as defined in the USA Patriot Act.

Under penalty of perjury, I certify that:

1. The Social Security Number or Taxpayer Identification Number shown on this application is correct.

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding.

3. Subscriber is a U.S. person (including a U.S. resident alien).

Note: Cross out item 2 if you have been notified by the IRS that you are currently subject to backup withholding.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

(All owners/trustees must sign. For UGMA/UTMAs, custodian should sign.)

Signature of Owner, Trustee or Custodian	Date
Signature of Joint Owner, Trustee or Custodian (if applicable)	Date
Additional Owner’s Signature (if applicable)	Date
Additional Owner’s Signature (if applicable)	Date

A-5

APPENDIX B

OTHER VEHICLE PERFORMANCE INFORMATION

The investment adviser of Gottex Multi-Asset Endowment Fund — I, Gottex Multi-Asset Endowment Fund — II and Gottex Multi-Asset Endowment Master Fund (collectively, the "Funds" and each, the "Fund"), Gottex Fund Management Ltd., a Delaware corporation, (the "Adviser"), and its personnel, including Dr. William J. Landes, the Fund's portfolio manager, employ an investment program for the Fund that is substantially the same as the investment program that Dr. Landes and such personnel of the Adviser and its affiliates employ in managing three privately-offered investment vehicles (the "Other Vehicles") that are exempt from registration as investment companies under the Investment Company Act of 1940.  The Other Vehicles have substantially identical investment programs to the Fund (and there are no other investment vehicles or accounts managed by the Adviser that have substantially similar objectives, strategies and policies).  One Other Vehicle was established for U.S. taxable investors, one was established for non-U.S. investors, and one was established for a single institutional investor (the “Institutional Account”).  The personnel of the Adviser who are responsible for managing the investment portfolio of the Fund, including Dr. Landes, manage the Other Vehicles.  The investment manager of the Other Vehicles is Gottex Fund Management Sarl, which is the parent of the Adviser.

Because of the similarity of their respective investment programs, as a general matter, the Adviser will consider participation by the Fund in all appropriate investment opportunities that are under consideration by the Adviser for the Other Vehicles.  There are a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or the Other Vehicles at a particular time.  Because these considerations may differ for the Fund and the Other Vehicles in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Fund and the Other Vehicles will differ.  (See "Potential Conflicts of Interest.")

The following tables set forth monthly performance information of the Other Vehicles and various indices for the periods indicated.  The investment performance returns shown below with respect to the Other Vehicles represent a weighted average composite of the investment performance of both Other Vehicles, based on their respective net assets for the applicable periods, and reflect a similar weighted average composite of the actual fees and expenses incurred by the Other Vehicles, through their direct investments and with respect to underlying portfolio funds in which they invest.  The table should be read in conjunction with the notes thereto.  Past performance does not guarantee future results.  Prospective investors should recognize that the Funds' fees and expenses may be higher than those of the Other Vehicle.  Accordingly, had the Other Vehicle's performance records reflected the Funds' fees and estimated expenses, the Other Vehicle's investment performance results shown in the table would have been lower.  Furthermore, there are certain differences between the investment policies of the Funds and the Other Vehicle.  Unlike the Funds, the Other Vehicle is not subject to certain investment limitations imposed by applicable securities and tax laws which, if applicable, may have adversely affected the Other Vehicle's performance.  The future performance of the Funds, the Other Vehicle and the various indices may differ.

The performance information does not represent the investment performance of the Fund and should not be viewed as indicative of the future investment performance of the Fund.

OTHER VEHICLE PERFORMANCE

MONTHLY RETURNS AS OF DECEMBER 20111

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2011	1.55%	1.63%	0.38%	2.67%	-0.72%	-1.58%	0.02%	-3.68%	-5.93%	4.41%	-1.17%	-0.28%	-3.07%
2010	-1.08%	0.96%	3.30%	1.05%	-4.59%	-2.37%	2.85%	-0.81%	4.16%	2.67%	-0.22%	3.35%	9.25%
2009								1.47%	3.17%	-0.85%	2.22%	0.32%	6.44%

Performance and Risk Return Characteristics Relative to Major Indices (August 2009 – December 2011)1

PERFORMANCE - ANNUALIZED RETURN

	1 Year	Since Inception
Other Vehicles[2]	-3.07%	4.61%
Broad Benchmark[3]	-1.45%	6.21%
MSCI AC World Index Free USD	-6.86%	6.385
Citi WGBI USD	6.355%	5.06%

RISK STATISTICS

	Annualized Return Since Inception	Standard Deviation[5]	Sharpe Ratio[6]
Other Vehicles[2]	4.61%	8.98%	0.50
Broad Benchmark[3]	6.21%	12.15%	0.50
MSCI AC World Index Free USD	6.38%	18.13%	0.35
Citi WGBI USD	5.06%	7.32%	0.68

1	The first year of performance (2009) is not a complete calendar year of performance. The Institutional Account began investment operations on May 1, 2011.

2
This table is based on a weighted average composite of the investment performance of two Other Vehicles established at the same time, and the Institutional Account, which began investment operations on May 1, 2011.  All Other Vehicles have the same investment program.  The weighted average composite of the investment performance of the Other Vehicles is based on their respective net assets for the applicable periods, and reflect a similar weighted average composite of the actual fees and expenses incurred by the Other Vehicles, through their direct investments and with respect to underlying portfolio funds in which they invest.  The information contained in the table was prepared by the Adviser based on the following facts and assumptions:

Two of the Other Vehicles began investment operations on August 1, 2009.  However, due to a lack of capital, these two Other Vehicles were not invested pursuant to their investment program until September 1, 2009.  The third Other Vehicle, the Institutional Account, began investment operations on May 1, 2011.

For each month, the investment performance of each Other Vehicle was calculated by subtracting the Other Vehicle's net asset value as of the applicable month ("A") from the Other Vehicle's net asset value as of the preceding month ("B") (or, with respect to the initial month, since its inception), and, except with respect to the initial month, then dividing the difference by the net asset value as of the preceding month.  The quotient is then multiplied by 100% to determine the investment performance in percentage terms.  That is, (A-B)/B * 100%.  In calculating the performance shown, the net asset value of each Other Vehicle is determined in accordance with U.S. generally accepted accounting principles, using valuation policies and procedures substantially similar to those described herein with respect to the Fund.

To calculate the weighted average composite of the investment performance, the investment performance with respect to each Other Vehicle is multiplied by a fraction equal to such Other Vehicle's net asset value divided by the aggregate net asset value of the Other Vehicles that had commenced investment operations during the applicable period.  The results are then added to obtain the weighted average composite.

The Other Vehicles' composite performance reflects the deduction of a 1% management fee charged to investors.  Performance results for the Other Vehicles are composite results reflecting the returns of the Other Vehicles as a whole (rather than the returns of a particular investor), and reflect the Other Vehicle's advisory fees, incentive allocation (which, is generally equal to 5% of the Other Vehicles' net profits that are in excess of a 5% hurdle, plus a "catch up" provision with respect to the portion of net profits equal to the amount of the hurdle for the applicable period) and expenses and include the reinvestment of dividends and income.  (At no time was one Other Vehicle subject to an incentive allocation when the Other Vehicles were not.)  PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

3
The benchmark is calculated by Gottex and is unmanaged and uninvestable. The benchmark is intended to replicate a passive allocation that is 60% Equities (60% MSCI AC World Index Free USD) and 40% Fixed Income (Citigroup World Government Bond Index USD).

The returns for the MSCI AC World Index Free USD are provided for comparison purposes only to show how the Fund's returns compare to a generally accepted, free float-adjusted market capitalization weighted index.  The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The index is not subject to any of the fees or expenses to which the portfolio funds would be subject.  It is not possible to invest in this index.  The index is used for comparison purposes only.  It should not be assumed that the portfolio will invest in any specific stocks that comprise the index, nor should it be understood to mean that there is a correlation between the Funds' returns and the Index. The Index is included for purposes of informational purposes only.

The returns for the Citigroup World Government Bond Index are provided for comparison purposes only to show how the Fund's returns compare to a world government bond index.  The Citigroup World Government Bond Index is a market capitalization weighted bond index consisting of the government bond markets of multiple countries. Country eligibility is determined based upon market capitalization and investability criteria. The index includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of $25 million. The index is not subject to any of the fees or expenses to which the portfolio funds would be subject.  It is not possible to invest in this index.  The index is used for comparison purposes only.  It should not be assumed that the portfolio will invest in any specific stocks that comprise the index, nor should it be understood to mean that there is a correlation between the Funds' returns and the Index. The Index is included for purposes of informational purposes only.

4	Return and risk numbers are measured from August 1, 2009, the commencement of operations of two of the Other Vehicles.

5	A statistical measure of dispersion for a set of observations around their mean.

6
A  mathematical measure  utilized to assess the  risk-adjusted  return of a portfolio.  The formula is stated as the (Portfolio Return minus the Risk Free rate) divided by the standard  deviation  of  portfolio  return.  Risk free rate utilized in the Sharpe ratio calculation is the Citi 3-month Treasury Bill Index.

OTHER DISCLOSURES

This information is intended for illustration purposes only.  No index is directly comparable to a Fund or the Other Vehicles.  Past performance is not indicative of future results or performance of any account or investment vehicle managed (directly or indirectly) by the Adviser, including the Fund.  There is no guarantee that the Fund will achieve its investment objective.

Gottex Multi-Asset Endowment Fund -- I
Gottex Multi-Asset Endowment Fund -- II

Statement of
Additional Information
Dated February 28, 2012

This Statement of Additional Information ("SAI") is not a prospectus.  This SAI relates to and should be read in conjunction with the prospectus of Gottex Multi-Asset Endowment Fund -- I ("Feeder I") and Gottex Multi-Asset Endowment Fund -- II ("Feeder II" and together with Feeder I, the "Feeder Funds") dated February 28, 2012.  To obtain a copy of the applicable Feeder Fund's prospectus (the "Prospectus"), please write to UMB Fund Services, Inc. at 803 West Michigan Street, Milwaukee, WI 53233 (the "Administrator"), or call the Administrator at (888) 946-8839.  The information in this SAI is not complete and may be changed.  The Feeder Funds may not sell these securities until the registration statement filed with the Securities and Exchange Commission ("SEC") is effective.  This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

TABLE OF CONTENTS

ADDITIONAL INVESTMENT POLICIES AND PRACTICES	2
INVESTMENT ADVISORY AND OTHER SERVICES	3
MANAGEMENT OF THE FUNDS	8
PORTFOLIO MANAGER	14
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	14
TAX ASPECTS	16
PROXY VOTING POLICIES AND PROCEDURES	25
GENERAL INFORMATION	26
FINANCIAL STATEMENTS	27

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

The investment objective and principal investment strategies of each Fund, as well as the principal risks associated with each Fund's investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.  Unless otherwise noted, references to "the Fund" include references to each Feeder Fund and Gottex Multi-Asset Endowment Master Fund (the "Master Fund"), as applicable.

Fundamental Policies

Each Fund has adopted the following seven fundamental investment policies, which cannot be changed without the vote of a majority of the Fund's outstanding voting securities (as defined by the Investment Company Act of 1940, as amended (the "1940 Act")):

(1)            The Fund will not invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry or group of related industries, except that: (i) the Fund may pursue its investment objective by investing substantially all of its assets in the Master Fund (or another investment company that has the same investment objective and substantially the same investment policies as the Feeder Fund); and (ii) the Fund is authorized to invest, consistent with the Fund's investment strategy depicted in the Prospectus, more than 25% of the value of its total assets in one or more Portfolio Funds (as defined in the Prospectus).

(2)            With respect to 75% of its total assets, the Fund will not invest more than 5% of its total assets (taken at current value) in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies.

(3)            The Fund will not issue senior securities except to the extent permitted by the 1940 Act or as otherwise permitted by the SEC or its staff and as consistent with the Fund's investment policies.

(4)            The Fund will not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in connection with the disposition of its portfolio securities.

(5)            The Fund will not make loans of money or securities to other persons, except through purchasing debt securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies.

(6)            The Fund will not purchase or sell commodities, except that the Fund may: (i) purchase and sell foreign currency, as well as options on foreign currency, indices and financial futures contracts; (ii) invest in Portfolio Funds that concentrate in commodities investments (as described in the Fund's Prospectus); and (iii) enter into currency swaps and forward contracts, including those related to indices, in connection with its investments in foreign securities, in accordance with such investment policies as the Board of Trustees of the Fund (the "Board") may adopt and subject to applicable regulatory limitations.

(7)            The Fund will not purchase, hold or deal in real estate, but may invest in: (i) Portfolio Funds that invest in real estate and real estate securities (as set forth in the Fund's Prospectus); and (ii) securities that are secured by real estate or that are issued by companies that invest or deal in real estate or real estate investment trusts ("REITs").

The investment objective of the Fund is also fundamental and may not be changed without a vote of a majority of the Fund's outstanding voting securities (as defined by the 1940 Act).

Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote, at an annual or a special meeting of the security holders of the Fund duly called, (i) of 67 percent or more of the voting securities present at the meeting, if the holders of more than 50 percent of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) of more than 50 percent of the outstanding voting securities of the Fund, whichever is less.

With respect to the investment restriction set forth in (1) above, and other policies described herein and in the Prospectus, except the incurrence of leverage or the issuance or deemed issuance of a senior security, if a percentage restriction is adhered to at the time of entering into the investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of the restriction or policy.  In addition to the restrictions contained in the fundamental investment policies stated above, the Fund is subject to certain restrictions imposed by the 1940 Act on registered investment companies, including restrictions with respect to its investment in the securities of other investment companies, insurance companies and companies engaged in certain securities related businesses.

With respect to the investment restriction set forth in (3) above, any borrowing by a Fund (other than for temporary purposes) is considered a senior security that is subject to the asset coverage requirement of Section 18(a) under the 1940 Act.  This would include the issuance of indebtedness as well as outright borrowings or repurchase agreements.  Pursuant to Section 18(a) of the 1940 Act the Fund is required to have 300% asset coverage at the time of borrowing with respect to all borrowings other than temporary borrowings.  Furthermore, while the Fund does not currently intend to issue preferred shares, any such issuance in the future would be subject to a similar 200% asset coverage requirement.

In the event that the Master Fund is fully leveraged (to the extent permitted by the 1940 Act), the Feeder Funds are nonetheless able to borrow money.  However, as discussed in the Prospectus, the Feeder Funds are only authorized to borrow money for temporary purposes (i.e., to meet repurchase requests and for liquidity purposes), and as such these borrowings would not be considered "senior securities" for purposes of the 300% asset coverage requirement.

INVESTMENT ADVISORY AND OTHER SERVICES

Gottex Fund Management Ltd. (the "Adviser") serves as each Feeder Fund's and the Master Fund's investment adviser, pursuant to separate investment advisory agreements (each, an "Advisory Agreement"), each dated as of November 8, 2010.  The sub-advisers selected by the Adviser ("Sub-Advisers") serve as the Master Fund's sub-adviser, pursuant to separate sub-advisory agreements (each, a "Sub-Advisory Agreement"), each dated as of November 8, 2010.

Pursuant to each Advisory Agreement, the Adviser is responsible for:  (i) developing and implementing the Fund's investment program, and (ii) providing various management and administrative services to the Fund.  The Adviser is authorized to pursue the investment objective of the Feeder Funds by investing substantially all of each Feeder Fund's assets in another pooled investment fund that is managed by the Adviser and has the same investment objective and substantially the same investment policies as the Feeder Fund.  Relying on this authority, the Adviser has determined to pursue each Feeder Fund's investment program by investing each Feeder Fund's assets in the Master Fund.  In addition, pursuant to the terms of the Advisory Agreements and subject to adherence to applicable legal and regulatory requirements, the Adviser is authorized to retain one or more Sub-Advisers to provide any or all of the investment advisory services required to be provided by the Adviser to the Funds or to assist the Adviser in providing these services.  Under the agreements, the Adviser also oversees the services provided by the Sub-Advisers, including their management of separate accounts managed by one or more Sub-Advisers ("Portfolio Accounts" and, together with the Portfolio Funds and the Macro Market Asset Allocation Overlay (as described in the Prospectus) the "Portfolio").  (Sub-Advisers and managers of Portfolio Funds may collectively be referred to as "Portfolio Managers.")

The Adviser is also responsible for furnishing administrative services to the Funds, including:  providing office space and other support services and personnel as necessary to operate the Fund; supervising the entities retained to provide administrative and custody services to the Fund; providing shareholders with information concerning their investments; preparing investor communications; assisting in the drafting and updating of disclosure documents relating to the Fund and in the preparation of the Fund's offering materials; maintaining and preserving certain records of the Fund; preparing and filing various materials with state and federal regulators and assisting in the preparation and filing of tax returns for the Fund; providing legal and regulatory advice in connection with administrative functions; monitoring compliance with regulatory requirements and with the Fund's investment objective, policies and restrictions; reviewing accounting records and financial reports of the Fund; assisting with the preparation of the Fund's financial reports and acting as liaison with the Fund's custodian, administrator, transfer agent and independent auditors; coordinating and organizing meetings of the Board and of shareholders (if any); preparing materials and reports for use in connection with meetings of the Board; assisting the Fund in conducting offers to repurchase shares; and reviewing and arranging for payment of the Fund's expenses.

In consideration of management services provided by the Adviser and for services provided by the Adviser or an affiliate for certain administrative services, the Master Fund pays the Adviser a monthly management fee computed at the annual rate of 1.00% of the Master Fund's net asset value (determined as of the end of each month) (the "Management Fee").  The Management Fee is payable in arrears within 30 business days after the end of the month.

The Master Fund will also pay the Adviser a performance-based incentive fee (the "Incentive Fee") promptly after the end of each Fiscal Period (as defined below).  The Incentive Fee with respect to a Fiscal Period is an amount equal to 5.0% of the aggregate amount by which the Master Fund's net profits for such Fiscal Period exceeds the Hurdle (as defined below) plus any Fee Catch-Up (computed as described below).

For purposes of calculating the Incentive Fee for a Fiscal Period, "net profits" means the amount by which the net asset value of the Master Fund as of the last day of such Fiscal Period (determined prior to any repurchase of shares effective as of such date, and prior to payment of any dividends or distributions made as of such date) exceeds the Prior High NAV (as described below) of the Master Fund as of the beginning of the Fiscal Period (subject to adjustment as described more fully below).  "Net asset value" means the total value of all assets of the Master Fund, less an amount equal to all accrued debts, liabilities and obligations of the Master Fund, determined in accordance with the valuation procedures of the Master Fund.

The key terms applicable to the Incentive Fee are as follows:

"Fiscal Period" means each period ending on the Master Fund's fiscal year-end; provided that, solely with respect to shares repurchased by the Master Fund pursuant to a share repurchase offer, the period of time from the last Fiscal Period-end through the effective date of the repurchase offer also constitutes a Fiscal Period.  (Upon termination of the Master Fund's Advisory Agreement, the Master Fund will pay the Incentive Fee to the Adviser as if the date of effectiveness of such termination is the end of the Master Fund's fiscal year.)

The "Hurdle" for a Fiscal Period is an amount equal to an annualized rate of 5.0% multiplied by the Master Fund's Prior High NAV as of the beginning of such Fiscal Period (adjusted as described below).  The Hurdle will be reset for each Fiscal Period, and will not compound.

The "Prior High NAV" with respect to a Fiscal Period is the greater of: the net asset value of the Master Fund as of the first day of such Fiscal Period, or the Prior High NAV for the prior Fiscal Period.  Notwithstanding the foregoing, the initial Prior High NAV shall be the net asset value of the Master Fund as of the date of commencement of operations of the Master Fund.

The Prior High NAV for a Fiscal Period will be increased, on a dollar-for-dollar basis, for issuances of shares made during such Fiscal Period, excluding shares issued in connection with reinvestment of dividends paid by the Master Fund.

The Prior High NAV for a Fiscal Period will be reduced for repurchases of shares made during such Fiscal Period: (i) on a dollar-for-dollar basis for repurchases of shares made when the Adjusted NAV (as defined below) is the same as, or greater than, the Prior High NAV; and (ii) on a pro rata basis for repurchases of shares made when the Adjusted NAV is less than the Prior High NAV.

The Prior High NAV for a Fiscal Period will be further reduced by the amount of any dividends (other than dividends reinvested in additional shares) and distributions (other than proceeds from share repurchases) paid to shareholders during the Fiscal Period: (i) on a dollar-for-dollar basis when such dividends or distributions are made at the time the Adjusted NAV is the same as, or greater than, the Prior High NAV; and (ii) on a pro rata basis when the Adjusted NAV is less than the Prior High NAV.

The "Adjusted NAV" is the net asset value of the Master Fund, adjusted, on a dollar-for-dollar basis, for any issuance or repurchase of shares, or dividends or distributions (other than proceeds from share repurchases), made during the Fiscal Period.

The "Fee Catch-Up" with respect to a Fiscal Period allows the Adviser to receive, from the portion of the net profits of the Master Fund that exceed the Hurdle, an incentive fee on the Hurdle equal to 5% of the amount of the Hurdle for such Fiscal Period.

In the event that an Incentive Fee is payable with respect to a Fiscal Period as of a date other than the Master Fund's fiscal year-end (for example, on account of intra-year share repurchases or the termination of the Advisory Agreement), the Incentive Fee (and corresponding Hurdle and Fee Catch-Up, if any) will be determined as if the end of such Fiscal Period were the end of the Master Fund's fiscal year, and only that portion of the Incentive Fee that is proportional to the Master Fund's assets paid in respect of such share repurchases (not taking into account any proceeds from any contemporaneous issuance of shares of the Master Fund, by reinvestment of dividends and other distributions or otherwise) will be paid to the Adviser for such Fiscal Period.  Since the Master Fund may conduct repurchase offers every calendar month, Fiscal Periods could be triggered (and, therefore, a portion of the Incentive Fee, if any, would be payable to the Adviser) up to twelve times each fiscal year.  For purposes of determining the Master Fund's net asset value, the Incentive Fee (as adjusted for the Hurdle and Fee Catch-Up) is calculated and accrued monthly as an expense of the Master Fund (as if each month is the end of the Master Fund's fiscal year).

The Feeder Funds do not pay any asset-based or performance-based fee to the Adviser under their Advisory Agreements.  However, under those agreements, in the event the Adviser ceases to serve as the investment adviser to the Master Fund, each Feeder Fund would then be subject to the same asset-based and performance-based fees that are calculated and payable in accordance with the lowest annual rate that had most recently been charged by the Adviser to the Master Fund.

The Adviser and each Feeder Fund also have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Feeder Fund (including organization and offering expenses, as well as the portion of the Master Fund's fees and expenses borne by the Feeder Fund, but excluding any Incentive Fees, the Sub-Advisory Fees (as defined below), Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Feeder Fund or Master Fund, as applicable), to the extent necessary to limit the ordinary operating expenses of the Fund to 2.25% per annum of the Fund's average monthly net asset value (the "Expense Limitation").  In consideration of the Adviser's agreement to limit the Feeder Fund's expenses, the Feeder Fund will carry forward the amount of expenses paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation for a period not to exceed two years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts.  Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Feeder Fund's ordinary operating expenses to exceed the Expense Limitation in effect at the time of reimbursement.  The Expense Limitation Agreement will remain in effect until terminated by the Feeder Fund.  Neither Sub-Advisory Fees nor the fees charged to the Master Fund by a Portfolio Fund will be subject to the Expense Limitation Agreement.

Each Advisory Agreement was initially approved by the Board (including the vote of all of the Independent Trustees (as defined below)), at a meeting held in person on November 8, 2010, and each was approved on November 8, 2010 by Gottex Fund Management Ltd., as the initial shareholder of the Fund.  Each Advisory Agreement is terminable without penalty, on 60 days' prior written notice by: (i) the Board; (ii) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund; or (iii) the Adviser.

Each Advisory Agreement may be continued in effect from year to year if its continuance is approved annually by: either the Board or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval.  The agreements also provide that they will terminate automatically in the event of their "assignment," as defined by the 1940 Act and the rules thereunder.

Each Advisory Agreement provides that the Adviser will not be liable to the Fund for any loss suffered by the Fund sustained by reason of good faith errors or omissions of the Adviser or any affiliate of the Adviser, or their respective directors, officers or employees, in connection with the performance by the Adviser of its duties under the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties under the Advisory Agreement, or from reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement.

Sub-Advisory Agreements

The Adviser has retained Kennedy Capital Management, Inc., Origin Asset Management LLP and SG Capital Management, LLC as Sub-Advisers to provide day-to-day portfolio management for a part of the Master Fund's assets allocated to the portion of the Portfolio related to U.S. and non-U.S. equity investments, including securities issued by companies in developed and emerging markets, exchange traded funds and securities of other registered investment companies.  Additional Sub-Advisers may be retained from time to time.

In addition to the Management Fee, each Portfolio Account of the Master Fund is subject to a sub-advisory fee (each, a "Sub-Advisory Fee" and together, "Sub-Advisory Fees"), payable by the Master Fund to the applicable Sub-Adviser with respect to the assets of the Master Fund that it manages.  Fees payable to the current Sub-Advisers are as follows:

Sub-Adviser	Sub-Advisory Fee1

Kennedy Capital Management, Inc.	1.00% on the first $30 million
0.90% on the next $20 million
0.80% on amounts over $50 million

Origin Asset Management LLP	0.90% on the first $10 million
0.80% on the next $10 million
0.65% on amounts over $20 million

SG Capital Management, LLC	1.00%

1 As an annual percentage of the portion of the net asset value of the Master Fund managed by the Sub-Adviser.

Each Sub-Advisory Agreement was initially approved (for a two year initial term) on November 8, 2010 by the Board of the Master Fund (including the vote of each of the Independent Trustees), at a meeting held in person, and each was approved on November 8, 2010 by Gottex Fund Management Ltd., as the initial shareholder of the Master Fund.

Each Sub-Advisory Agreement is terminable without penalty, on 60 days' prior written notice by: (i) the Board of the Master Fund; (ii) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Master Fund; or (iii) the Adviser.

Each Sub-Advisory Agreement may be continued in effect from year to year if its continuance is approved annually by:  either the Board of the Master Fund or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Master Fund; provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval.  The agreements also provide that they will terminate automatically in the event of their "assignment," as defined by the 1940 Act and the rules thereunder.

Each Sub-Advisory Agreement provides that the applicable Sub-Adviser will not be liable to the Master Fund for any loss suffered by the Master Fund sustained by reason of good faith errors or omissions of the Sub-Adviser or any affiliate of the Sub-Adviser, or their respective directors, officers or employees, in connection with the performance by the Sub-Adviser of its duties under the Sub-Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under the Sub-Advisory Agreement, or from reckless disregard by the Sub-Adviser of its obligations and duties under the Sub-Advisory Agreement.

A description of the Board's considerations in connection with the approval of the applicable Advisory Agreement and Sub-Advisory Agreements is expected to be included in the Fund's annual report for the period ending March 31, 2012.

MANAGEMENT OF THE FUNDS

The Board has overall responsibility for the management and supervision of the operations of each Fund and has approved each Fund's investment program.  The Board has complete and exclusive authority to oversee and to establish policies regarding the Fund's risk management process, as well as the management, conduct and operation of the Funds' business.  As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives risk management reports from senior personnel of service providers, including senior managerial and financial officers of the Adviser, the Fund's and the Adviser's Chief Compliance Officer and portfolio management personnel.  The Board's Audit Committee (described more fully below) holds regularly scheduled meetings and between meetings the Audit Committee chair maintains contact with the Fund's independent registered public accounting firm and the Fund's Chief Financial Officer.  The Board also receives periodic presentations from senior personnel of the Adviser regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment risk areas such as business continuity, anti-money laundering, personal trading, valuation and investment research.  The Board also receives reports from counsel to the Fund or counsel to the Adviser regarding regulatory compliance and governance matters.

The Board's oversight role does not make the Board a guarantor of the Fund's investments or activities.

Dr. Landes, the Senior Managing Director and Senior Investment Partner of the Adviser, serves as chairman of the Board (the "Chairman").  Although he is an "interested person" of the Fund, as defined by the 1940 Act, the Board believes that by having the Fund's principal executive officer serve as Chairman, it can more effectively conduct the regular business of the Fund and that through its regularly-scheduled executive sessions, the trustees who are not "interested persons" of the Fund, the Adviser or its affiliates (the "Independent Trustees") have an adequate opportunity to serve as an independent, effective check on management and to protect shareholders' interests.  Furthermore, as summarized below, the Board has two committees performing critical functions for the Fund's governance and operations:  the Audit Committee and the Nominating Committee, both of which are comprised exclusively of Independent Trustees.  Although the Fund does not have a "lead" Independent Trustee, the Board believes that adequate independent leadership is present given the relatively small size of the Board (2/3 of which is represented by Independent Trustees) and that each of the Fund's critical committees of the Board (Audit and Nominating) is chaired by an Independent Trustee.

The members of the Board (the "Trustees") will not contribute to the capital of any Fund in their capacity as Trustees, but may purchase shares of beneficial interest ("Shares") in a Feeder Fund, subject to the eligibility requirements described in the Prospectus.

The identity of the Trustees of each Fund, and brief biographical information regarding each Trustee, is set forth below.

Independent Trustees of Each Fund
Name and Age	Position(s) with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Jeanne L. Mockard, 48	Trustee	November, 2010 - Present	Private Investment Manager (2008 to present); Managing Director and Senior Portfolio Manager, Putnam Investments (2004 to 2008).	6	Director, Silent Spring Institute
Jonas B. Siegel, 68	Trustee	November, 2010 - Present	Managing Director, Chief Administrative Officer ("CAO") and Chief Compliance Officer ("CCO"), Granite Capital International Group, L.P. (an investment management firm) (1994-2011); Vice President, Secretary, Treasurer and CCO, Granum Series Trust (an open-end investment company) (1997-2007); President, CAO and CCO, Granum Securities, LLC (a broker-dealer) (1997-2007).	6	Member of Board of Trustees, Trust for Professional Managers Member of Board of Managers of Ramius IDF
Bruce M. Dresner , 63	Trustee	October, 2011 to Present	Private Investment Manager, 2008 to present; Managing Director, Blackrock, Inc. (investment management), 2007 to 2008; Principal, Quellos Group (investment management), 2002 to 2007.	6	Director, Sherman Fairchild Foundation
The address of each Independent Trustee is c/o Gottex Fund Management, Ltd., 28 State Street, 40th Floor, Boston, MA   02109.

Interested Trustees of Each Fund
Name and Age	Position(s) with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Dr. William J. Landes, 58	Trustee	May 3, 2010 - Present	Senior Partner, Gottex Fund Management, Ltd. (March 2008 - present); Chief Executive Officer, 2100 Capital (June 2004 - March 2008).	6	None
* "Interested person" of the Funds, as defined by the 1940 Act.  Dr. Landes is an interested person because of his affiliation with the Adviser and its affiliates.

Additional information about each Trustee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes and skills that each Trustee possesses.  The Board believes that the significance of each Trustee's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the board level, with no single Trustee, or particular factor, being indicative of board effectiveness.  However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a Trustee's educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the Nominating Committee contains certain other factors considered by the Nominating Committee in identifying and evaluating potential Board member nominees.  The Board and its committees have the ability to engage other experts as appropriate.  The Board evaluates its performance on an annual basis.

Each of the Trustees was elected to the Board by the sole shareholder of the applicable Fund (i.e. the Adviser).

The Trustees serve on each Board for terms of indefinite duration.  Except as required by the 1940 Act, Trustees need not be elected by shareholders.  Each Trustee shall serve during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.  Any Trustee may resign at any time by written instrument signed by him/her and delivered to any officer of the Trust or to a meeting of the Trustees.  The Board, by action of a majority of the then remaining Trustees at a duly constituted meeting may fill vacancies in the Board or remove Trustees with or without cause; except that a vacancy shall be filled only by a person elected by shareholders if required by the 1940 Act.   Any Trustee of a Fund may be removed at any meeting of shareholders of such Fund by a vote of two-thirds of the outstanding shares of the applicable Trust.  A meeting of shareholders for the purpose of electing or removing one or more Trustees may be called (i) by the Trustees upon their own vote, or (ii) upon the demand of a shareholder or shareholders owning shares representing 10% or more of all votes entitled to be cast by outstanding shares.  In connection with (ii) above, although the Fund is a Delaware statutory trust and not a common-law trust, upon the application to the Trustees in writing by any group of ten or more shareholders of record of the Fund, who have been such for at least six months preceding the date of such application, and who hold in the aggregate Shares having a net asset value of the lesser of $25,000 or 1% of the outstanding Shares, stating a wish to communicate with other shareholders with a view to obtaining signatures to a request for a shareholder meeting and accompanied by a form of communication and request which they wish to transmit, the Fund will inform such shareholders as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request.

The following table sets forth certain information regarding the compensation expected to be received by the Independent Trustees from the Funds and from Gottex Multi-Alternatives Master Fund, Gottex Multi-Alternatives Fund -- I and Gottex Multi-Alternatives Fund -- II (and together with the Feeder Funds and the Master Fund, the "Fund Complex") for their first full fiscal year of service and the aggregate compensation paid by all investment companies in the Fund Complex to the Independent Trustees for the first full fiscal year.  No compensation is paid by any Fund to Trustees who are "interested persons" (as defined by the 1940 Act) of such Fund or the Adviser.

Compensation Table

Name of Trustee	Expected Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Expected Total Compensation from the Funds and Fund Complex
Jeanne L. Mockard	$1,666.67	0	0	$10,000
Jonas B. Siegel	$1,666.67	0	0	$10,000
Bruce M. Dresner	$1,666.67	0	0	$10,000

Currently, the Independent Trustees are each paid an annual retainer with respect to the Fund Complex of $10,000, divided evenly among the six funds of the Fund Complex (including the Funds), and are reimbursed by the Fund for their reasonable out-of-pocket expenses.  The Trustees do not receive any pension or retirement benefits from the Funds.

Board Committees

The only standing committees of the Board of each Fund are the Audit Committee and the Nominating Committee.  The Audit Committee of each Fund is comprised of the Independent Trustees of such Fund.  The Audit Committee of each Fund has, as its primary purpose, oversight responsibility with respect to:  (i) the adequacy of the Fund's accounting and financial reporting processes, policies and practices; (ii) the integrity of the Fund's financial statements and the independent audit thereof; (iii) the adequacy of the Fund's overall system of internal controls and, as appropriate, the internal controls of certain service providers; (iv) the Fund's compliance with certain legal and regulatory requirements; (v) determining the qualification and independence of the Fund's independent auditors; and (vi) the Fund's internal audit function. To the extent there are Trustees who are not members of the Audit Committee of a Fund, the Audit Committee members shall report its activities to the full Board of such Fund on a regular basis and make such recommendations as the Audit Committee may deem necessary or appropriate.  As each Fund is newly organized, no meetings of the Audit Committee have been held as of the date of this SAI.

The Nominating Committee of each Fund is comprised of the Independent Trustees of such Fund to whom the discretion to select and nominate candidates to serve as Independent Trustees has been committed.  While the Nominating Committee of a Fund is responsible for the selection and nomination of such Fund's Independent Trustees, the Nominating Committee may consider nominations for the office of Independent Trustee made by shareholders of such Fund or by Fund management as it deems appropriate.  Shareholders who wish to recommend a nominee should send nominations (that include biographical information and set forth the qualifications of the proposed nominee) to Gottex Fund Management Ltd., 28 State Street, 40th Floor, Boston, MA  02109 Attention: Gottex Multi-Asset Endowment Fund -- I, Gottex Multi-Asset Endowment Fund -- II, or Gottex Multi-Asset Endowment Master Fund (as applicable).  As the Funds are newly organized, no meetings of the Nominating Committee have been held as of the date of this SAI.

Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional backgrounds.  Thus, the Nominating Committee and the Board accorded particular weight to the individual professional background of each Independent Trustee, as set forth in their biographies included in the table contained in "Management of the Fund—Portfolio Management."  In considering the nominees for election as Trustees, the Nominating Committee and the Board took into account a variety of factors, including each nominee's professional background and experience. In addition, the Board considered that each Trustee also serves as a trustee of each of the other funds in the Fund Complex, including the Master Fund.  In this regard, the Board accorded weight to the efficiencies associated with maintaining a common directorship of a single Fund Complex.  The Independent Trustees also considered that Dr. Landes is not an Independent Trustee, but recognized that he is a senior management representative of the Adviser, and, as such, helps foster the Board's direct access to information regarding the Adviser, which is the Fund's most significant service provider.

Equity Securities Owned by Trustees

The following table sets forth certain information regarding the equity securities of each Fund and the equity securities of other funds sharing the Adviser owned by the Trustees as of December 31, 2011.  As of December 31, 2011, the Independent Trustees, and their immediate family members, did not beneficially own or own of record securities in the Adviser, or any persons (other than registered investment companies) directly or indirectly controlling, controlled by or under common control with the Adviser.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Trustee in Family of Investment Companies
Dr. William J. Landes*	None	None
Jeanne L. Mockard	None	None
Jonas B. Siegel Bruce M. Dresner	None None	None None

*  Interested Person of the Fund.

Fund Officers

In accordance with the Fund's agreement and declaration of trust (the "Declaration of Trust"), the Board has selected the following persons to serve as officers of each Fund:

Officers
Name and Age	Position(s) with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen
Wade C. Boylan, 41	Chief Financial Officer; Chief Compliance Officer; Treasurer	November 8, 2010	CCO, Gottex Fund Management, Ltd. (February 2007 - present); PFPC Incorporated, Attorney (December 2005 - January 2007); Brown Brothers Harriman & Company, Attorney and Risk Manager (July 1998 - December 2005).	6
Dr. William J. Landes, 58	President; Principal Executive Officer	November 8, 2010	Senior Partner, Gottex Fund Management, Ltd. (March 2008 - present); Chief Executive Officer, 2100 Capital (June 2004 - present).	6
William H. Woolverton, 60	Vice President; Chief Legal Officer; Secretary	November 8, 2010	Senior Managing Director, General Counsel, Gottex Fund Management, Ltd.	6

(1) The address of each Officer is c/o Gottex Fund Management Ltd., 28 State Street, 40th Floor, Boston, MA  02109.

PORTFOLIO MANAGER

The following table provides information regarding accounts managed by the Portfolio Manager as of December 31, 2011:

	Registered Investment Companies Managed by the Portfolio Manager		Pooled Investment Vehicles Managed by the Portfolio Manager		Other Accounts Managed by the Portfolio Manager
Name of Portfolio Manager	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
Dr. William J. Landes	6*	$400,000	2	$58,117,713	1	$45,639,283

*Including the Funds.

Portfolio Manager Compensation

Dr. Landes' compensation consists of periodic draws and the income from the profits of the Adviser, derived by him as Senior Managing Director and Senior Investment Partner.  The level of the Adviser's profitability in turn is dependent on the advisory fees and performance fees and allocations received from the Funds and other advisory clients.

Securities Ownership of the Funds' Portfolio Manager

As of January 31, 2012, Dr. Landes beneficially owned 110,000 shares of Feeder I, 91.7% of the outstanding shares of Feeder I and 383,342 shares of Feeder II,17.43% of the outstanding shares of Feeder II.

Security Ownership of Certain Beneficial Owners And Management

The following chart provides information regarding the shares held by the Adviser and Adviser -affiliated entities in each of Feeder I and Feeder II as of January 31, 2012. The chart also provides information regarding other shareholders in Feeder I and Feeder II that own 5% or more of the shares of each Feeder Fund as of January 31, 2012.

Feeder I

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Shares of beneficial ownership	Gottex Fund Management Ltd. 28 State Street, 40th Floor, Boston, MA 02109	10,000	8.33%
Shares of beneficial ownership	William J. Landes 28 State Street, 40th Floor, Boston, MA 02109	110,000	91.67%

Feeder II

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Shares of beneficial ownership	Gottex Fund Management Ltd. 28 State Street, 40th Floor, Boston, MA 02109	504,081.08	23.38%
Shares of beneficial ownership	BBH & Co. as Custodian for Mirabaud & CIE FBO Customer 5894019	405,532	18.44%
Shares of beneficial ownership	Irrevocable Trust Established FBO Lavina K Baker and Her Descendents R M Durkin	280,853.1	12.77%
Shares of beneficial ownership	Kevin Maloney 28 State Street, 40th Floor, Boston, MA 02109	333,867.3	15.18%
Shares of beneficial ownership	Richard Leibovitch	127,780.7	5.811%
Shares of beneficial ownership	William J. Landes 28 State Street, 40th Floor, Boston, MA 02109	383,342	17.43%

TAX ASPECTS

The following is a general summary of the material anticipated U.S. federal income tax consequences of the purchase, ownership and disposition of shares of the Feeder Funds (for purposes of this section the term "Fund" refers to each Feeder Fund and the Master Fund).  The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations, court decisions, published positions of the Internal Revenue Service ("IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect).  The discussion is limited to U.S. persons who hold shares of the Fund as capital assets for federal income tax purposes.  This summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws.  No ruling has been or will be obtained from the IRS regarding any matter relating to the shares.  No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below.  The discussions set forth here and in the Prospectus do not constitute tax advice.  Shareholders must consult their own tax advisers as to the federal income tax consequences of the purchase, ownership and disposition of shares of the Fund, as well as the effects of state, local and non-U.S. tax laws.

Federal Income Taxation of the Fund

Each Fund intends to:  (i) elect to be treated as a "Regulated Investment Company" (a "RIC") under Subchapter M of the Code and (ii) to qualify as a RIC for federal income tax purposes.  Prior to electing RIC status each Fund will elect to be treated as a corporation for federal tax purposes.  To qualify as a regulated investment company, the Fund must comply with certain requirements relating to, among other things, the sources of its income and diversification of its assets (the "Diversification Requirement").  If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders.  The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement.  The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.  Each Fund intends to distribute its income and gains in a way that it will not be subject to a federal excise tax on certain undistributed amounts.  Fund dividends and capital gains distributions, if any, are taxable to most investors and will be taxable whether or not they are reinvested in Shares.  The Feeder Funds intend to look through to their proportionate share of the assets of the Master Fund for purposes of the Diversification Requirement.

To avoid a nondeductible 4% federal excise tax, the Fund will be required to distribute by December 31st of each year at least an amount equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income (which generally is computed on the basis of the one-year period ending on October 31st of such year), and (iii) any amounts that were not distributed in previous taxable years on which the Fund paid no U.S. federal income tax.  For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

The Diversification Requirement requires the Fund to diversify its holdings so that at the end of each quarter of the taxable year:

•
at least 50% of the value of the Fund's total assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities representing, in respect of any one issuer, no more than 5% of the value of the Fund's assets and no more than 10% of the outstanding voting securities of such issuer; and

•
no more than 25% of the value of the total assets of the Fund is invested in (i) the securities of any one issuer, other than U.S. government securities or securities of other RICs, (ii) the securities of any two or more issuers that are controlled, as determined under applicable tax rules, by the Fund and that are engaged in the same or similar or related trades or businesses, or (iii) securities of qualified publicly traded partnerships.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.  In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

There is a possibility that the Fund may from time to time be considered under the Code to be a nonpublicly offered regulated investment company.  Under Temporary Regulations, certain expenses of nonpublicly offered regulated investment companies, including the Incentive Fee, the Management Fee and the Sub-Advisory Fees, may not be deductible by certain shareholders, generally including individuals and entities that compute their taxable income in the same manner as an individual (thus, for example, a qualified pension plan is not subject to this rule).  Such a shareholder's pro rata portion of the affected expenses, will be treated as an additional dividend to the shareholder and will be deductible by such shareholder, subject to the 2% "floor" on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code.  A "nonpublicly offered regulated investment company" is a RIC whose shares are neither (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market nor (iii) held by at least 500 persons at all times during the taxable year.

Nature of the Fund's Investments

Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income  or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.  An investment by the Fund in a "passive foreign investment company" may result in additional taxes as well as potentially causing the Fund  to recognize income in advance of receiving cash payments.

Distributions to Shareholders

Dividends paid out of the Fund's investment company taxable income will be taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether such dividends are paid in cash or reinvested in additional shares.  In addition, for taxable years beginning on or before December 31, 2010, distributions of investment company taxable income that are designated by the Fund as derived from qualified dividend income are taxed to individuals at the rates applicable to long-term capital gain.  Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria.  Certain holding period and other requirements must be met by both the shareholder and the Fund for distributions to be eligible for the corporate dividends received deduction or the preferential individual tax rates that apply to qualified dividend income, as the case may be.  Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gain, regardless of how long the shareholder has held shares.  Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2010.  A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital, which is applied against and reduces the shareholder's basis in his shares.  To the extent that the amount of any such distribution exceeds the shareholder's basis in his shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.  Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained.  In such case, it may designate the retained amount as  undistributed  capital  and, as a result, shareholders will be  treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Dividends designated by the Fund and received by corporate shareholders of the Fund will qualify for the dividends received deduction to the extent of qualifying dividends received by the Fund from domestic corporations (other than REITs) for the taxable year.  A dividend received by the Fund will not be treated as a qualifying dividend (1) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid, (2) to the extent that the Fund is under an obligation to make related payments with respect to positions in substantially similar or related property, or (3) to the extent the stock on which the dividend is paid is treated as debt financed.  Moreover, the dividends received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to shares or by applications of the Code.

The maximum rate for ordinary income for individuals is scheduled to increase to 39.6% in 2013, and the maximum individual long-term capital gains tax rate will be 20% for sales or exchanges on or after January 1, 2013.  The 15% maximum individual tax rate for "qualified dividends" is scheduled to expire on December 31, 2013.  In addition, for taxable years beginning on or after January 1, 2013, individuals, estates and trusts will be subject to a Medicare tax of 3.8% on "net investment income" (or undistributed "net investment income", in the case of estates and trusts) for each such taxable year, with such tax applying to the lesser of such income or the excess of such person's adjusted gross income (with certain adjustments) over a specified amount ($250,000 for married individuals filing jointly $125,000 for married individuals filing separately, $200,000 for other individuals and the dollar amount at which the highest income tax bracket for estates and trusts begins.)  Net investment income includes net income from interest, dividends, annuities, royalties and rents and net gain attributable to the disposition of investment property.  It is anticipated that net income and gain attributable to an investment in the Fund will be included in an Investor's "net investment income" subject to this Medicare tax.

Certain foreign currency gains and losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss.  Such income (or loss) may increase (or decrease) the Fund's income available for distribution.

Effect of Foreign Investments on Distributions

The Fund may invest in foreign securities and may be subject to foreign withholding taxes on income from these securities.  This, in turn, could reduce distributions to shareholders.  If more than 50% of the Fund's total assets at the end of its taxable year is invested in foreign securities, the Fund may elect to pass through a shareholder's pro rata share of foreign taxes paid by the Fund.  There is no assurance that the Fund will meet the above requirement or be able to compile the information necessary to determine (due to investments in other Portfolio Funds) whether the Fund is eligible to make such an election

If it is determined that the Fund is eligible to make such an election, and the  election is made, the year-end statement received by a shareholder from the Fund will show more taxable income than was actually distributed to such shareholder.  In that case, a shareholder will be entitled either to deduct its share of these taxes in computing its taxable income or to claim a foreign tax credit for these taxes against its U.S. federal income tax (subject to limitations for certain shareholders).  A shareholder that is tax-exempt will not ordinarily benefit from such credit or deduction.  The Fund will provide each shareholder with the information necessary to complete such shareholder's personal income tax return if it makes this election.

Sale of Shares

A shareholder will recognize a gain or loss on the sale of shares (other than a repurchase as described below) equal to the difference between their adjusted tax basis (which will include any sales load paid by such shareholder to a Selling Agent) in the shares sold and the amount received.  Generally, any such gain or loss will be considered capital gain or loss if the shares are held as capital assets, and will be treated as a long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to the Fund's automatic reinvestment plan.  In such a case, the tax basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a shareholder on the sale or exchange of Fund shares held by a shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares and the amount of any undistributed capital gain of the Fund required to be included in the income of the shareholder with respect to such shares.

Passive Foreign Investment Company

The Fund intends to purchase shares in non-U.S. funds, which will be treated as passive foreign investment companies ("PFICs"). The Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its Shareholders.  Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.  If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), the Fund would be required, in lieu of the foregoing requirements, to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund.  The Fund may not be able to make this election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.  Alternatively, the Fund could elect to mark-to-market at the end of each taxable year its shares in a PFIC.  In this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value, to the extent it did not exceed prior increases in income.  Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable year and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above).

Certain Withholding Taxes

Non-U.S. Portfolio Funds in which the Fund invests may be subject to withholding tax on certain income derived from U.S. or other sources.  Generally, U.S. investors in the RIC will not be entitled to a credit with respect to such taxes paid by such a Portfolio Fund.  Such withholding taxes may not be applicable if an investor invests in a fund that does not invest in non-U.S funds.

Under recently enacted legislation, a U.S. withholding tax of 30% will apply to certain payments (including payments of gross proceeds) made after December 31, 2012 to certain non-U.S. Portfolio Funds, with respect to certain U.S. investments, unless such Portfolio Funds enter into an agreement with the Service identifying certain direct and indirect U.S. equityholders.

Repurchase of Shares

The repurchase of shares by the Fund generally will be a taxable transaction for federal income tax purposes, either as a sale or exchange or, under certain circumstances, as a dividend.  A repurchase of shares generally will be treated as a sale or exchange if the receipt of cash by the shareholder results in a "complete redemption" of the shareholder's interest in the Fund or is "substantially disproportionate" or "not essentially equivalent to a dividend" with respect to the shareholder.  In determining whether any of these tests have been met, shares actually owned and shares considered to be owned by the shareholder by reason of certain constructive ownership rules generally must be taken into account.  If any of the tests for sale or exchange treatment is met, a shareholder will recognize gain or loss on a redemption equal to the difference between the amount of cash received by the shareholder and the adjusted tax basis of the shares redeemed.  If such shares are held as a capital asset, the gain or loss will be a capital gain or loss.

If none of the tests for sale or exchange treatment is met, the amount received by a shareholder on a redemption of shares will be taxable to the shareholder as a dividend to the extent of such shareholder's allocable share of the Fund's current and accumulated earnings and profits.  The excess of such amount received over the portion that is taxable as a dividend would constitute a non-taxable return of capital (to the extent of the shareholder's adjusted tax basis in the shares sold), and any amount in excess of the shareholder's adjusted tax basis would constitute taxable gain.  Any remaining tax basis in the shares tendered to the Fund will be transferred to any remaining shares held by such shareholder.  In addition, if a tender of shares is treated as a dividend to a tendering shareholder, a constructive dividend may result to a non-tendering shareholder whose proportionate interest in the earnings and assets of the Fund has been increased by such tender.  The Fund believes, however, that the nature of such repurchases will be such that a tendering shareholder should qualify for sale or exchange treatment as opposed to dividend treatment.

Withholding on Payments to Non-U.S. Shareholders

A shareholder who is not (i) a citizen or resident alien individual of the United States, (ii) a corporation or partnership created or organized under the laws of the United States or any state thereof, including the District of Columbia, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust, if such trust validly elects to be treated as a United States person for United States federal income tax purposes or whose administration is subject to the primary supervision of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust (a "Non-U.S. Shareholder") generally will be subject to withholding of United States federal income tax at a 30% rate (or lower applicable treaty rate) on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a United States trade or business carried on by such shareholder, provided that such shareholder furnishes to the Fund a properly completed IRS Form W-8BEN or other applicable W-8 form certifying its non-United States status.

Except as provided below, non-effectively connected capital gain dividends and gains realized from the sale of shares will generally not be subject to United States federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for 183 days or more during the taxable year (assuming that certain other conditions are met).  However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and gross proceeds paid to them upon the sale of their shares.  See "Backup Withholding" and "Information Reporting" below.

Recent legislation generally imposes withholding at a rate of 30% on payments to certain foreign entities (including financial intermediaries), after December 31, 2012, of dividends on and the gross proceeds of dispositions of U.S. common stock, unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied. Members should consult their tax advisors regarding the possible implications of this legislation on their investment in the Fund.

If distributions made by the Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder's United States trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to United States federal income tax on a net basis at the graduated tax rates applicable to United States persons.  To establish that income from the Fund or gains realized from the sale of shares are effectively connected with a United States trade or business, a Non-U.S. Shareholder must provide the Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's United States trade or business.  Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a United States trade or business.

Under proposed legislation, for taxable years beginning before January 1, 2013, properly designated dividends would generally be exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year).  Depending on its circumstances, however, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a Non-U.S. Shareholder(s) will need to comply with applicable certification requirements relating to its Non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, other applicable W-8 form or substitute Form).  In the case of common shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain.  Non-U.S. Shareholder(s) should contact their intermediaries with respect to the application of these rules to their accounts.  There can be no assurance that any such legislation will be enacted, and if enacted, as to what portion of the Fund's distributions will qualify for  favorable treatment as qualified net interest income or qualified short-term capital gains.

The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section.  To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Fund with a properly completed IRS Form W-8BEN certifying their entitlement thereto.  In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, persons holding an interest in the entity will need to provide the required certification.  For example, an individual Non-U.S. Shareholder that holds shares in the Corporation through a non-United States partnership must provide an IRS Form W-8BEN to the Fund to claim the benefits of an applicable tax treaty. Non-United States investors are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.

If the Fund retains and designates any amount of the Fund's net capital gains as undistributed capital gains, a Non-U.S. Shareholder will be entitled to a federal income tax credit or tax refund equal to the shareholder's allocable share of the tax we pay on such undistributed capital gains.  In order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.

Subject to certain exceptions, distributions attributable to a RIC's direct (and in certain cases, indirect) disposition of a United States real property interest will be subject to U.S. net income tax if made by the RIC that is a United States real property holding corporation before January 1, 2010.  There is currently proposed legislation that would extend this rule to distributions made by a RIC before January 1, 2011.  However, distributions from a RIC that is a U.S. real property holding corporation that are attributable to a United States real property interest distribution from a REIT are subject to net income tax. In the case of a Non-U.S. Shareholder which is a corporation, such amounts may also be subject to a branch profits tax.  Although there can be no assurance, the Fund does not anticipate that the Fund will constitute a United States real property holding corporation.

Tax-Exempt U.S. Investors

Generally, an exempt organization is exempt from U.S. federal income tax on its passive investment income, such as dividends, interest and capital gains.  This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization.  Generally, income and gain derived by an exempt organization from the ownership and sale of debt-financed property is UBTI and, thus, taxable in the proportion to which such property is financed by "acquisition indebtedness" during the relevant period of time.  Tax-exempt U.S. investors generally will not incur UBTI as a result of investment activities on the part of the Fund, although a tax-exempt investor may incur UBTI if it borrows to acquire shares.  Tax-exempt U.S. persons are urged to consult their own tax advisors concerning the U.S. federal tax consequences of an investment in the Fund.

Backup Withholding

The Fund may be required to withhold federal income tax at the rate of 28% (until 2011, when the percentage will increase to 31%) on all taxable distributions payable to non-corporate shareholders.  This tax may be withheld from dividends if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number or to certify its foreign status (in the case of a Non-U.S. Shareholder), (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding.  Gross proceeds from the sale of shares may be subject to backup withholding under the circumstances described in (i) above.

Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholding on Payments to Non-U.S. Shareholders" are not subject to backup withholding.  To avoid backup withholding on capital gain dividends and gross proceeds from the sale of shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-United States status.

Backup withholding is not an additional tax.  Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is  furnished to the IRS.

Information Reporting

The Fund must report annually to the IRS and to each shareholder the amount of dividends, capital gain dividends and gross proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts.  In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the amount of dividends, capital gain dividends or gross proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld with respect to such amounts.  This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.

If a shareholder recognizes a loss with respect to shares of $2 million or more for a non-corporate shareholder or $10 million or more for a corporate shareholder in any single taxable year (or in excess of certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State and Local Taxation

Depending on the extent of the Fund's activities in states and localities in which its offices are maintained, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of these states or localities.

United Kingdom Taxation

It is intended that the affairs of each Feeder Fund and the Master Fund will be managed and conducted in such a way that none of the Feeder Funds or the Master Fund is resident in the United Kingdom for United Kingdom tax purposes.  In these circumstances, none of the Feeder Funds or the Master Fund will be subject to United Kingdom tax on its income and gains (other than potential United Kingdom withholding tax on any interest or certain other income received which has a United Kingdom source) provided that it is not treated as carrying on a trade in the United Kingdom through a fixed place of business or an agent situated therein which constitutes its United Kingdom "permanent establishment".

Since it is intended that each Feeder Fund will invest substantially all of its capital in the Master Fund, it is not expected that any Feeder Fund will, in the normal course of its activities, be carrying on a trade for United Kingdom taxation purposes.  Although the Master Fund may be regarded for these purposes as carrying on a trade in the United Kingdom though the agency of its Sub-Adviser, Origin Asset Management LLP, it is intended that the affairs of the Master Fund and Origin Asset Management LLP will each be organized and conducted in such a way that Origin Asset Management LLP does not constitute a United Kingdom "permanent establishment" of the Master Fund, by reason of a statutory exemption contained in sections 1146 to 1150 United Kingdom Corporation Tax Act 2010.  It cannot, however, be guaranteed that the conditions of this exemption will at all times be met.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated the responsibility for voting proxies relating to portfolio securities held by the Master Fund to the Adviser as part of the Adviser's management of the Fund pursuant to the Advisory Agreement.  The Adviser has adopted proxy voting policies to ensure that it votes proxies in a manner that serves the best interests of its clients, including the Funds.  The following is a summary of the Adviser's proxy voting policies and procedures.

Policies of the Fund's Adviser

It is the Adviser's policy to vote all proxies the Fund receives in a manner that serves the Fund's best interests.  Upon receiving each proxy, the Adviser will review the issues presented and make a decision to vote for, vote against, or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted.  The Adviser will consider information from a variety of sources in evaluating the matters to be voted on and in determining how to vote.  Factors the Adviser considers in making such determinations include the impact on the value of securities, the anticipated costs and benefits associated with the proposal, the effect on liquidity of the Fund's investment, and customary industry and business practices.  The Adviser generally supports policies, plans, and structures that it believes gives quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners.  Conversely, the Adviser generally opposes proposals that clearly have the effect of restricting the ability of shareholders to realize the full potential value of their investment.

If requested to vote on matters pertaining to the Master Fund, each Feeder Fund will either: (i) seek instructions from its shareholders with regard to the voting of its shares of the Master Fund and vote in accordance with such instructions; or (ii) vote its shares of the Master Fund proportionately for and against each matter in the same proportion as the shares of the Master Fund held by all other shareholders are voted; provided that a Feeder Fund will not be obligated to take such action if and to the extent such Feeder Fund obtains an exemption from Section 12(d)(1)(E)(iii)(aa) of the 1940 Act.

Conflicts of Interest

The Adviser's duty is to vote in the best interests of the Fund's shareholders.  Therefore, in situations in which there is a conflict of interest between the interests of the Adviser and the interests of the Fund's shareholders, the Adviser will take one of the following steps to resolve the conflict:

(i)	If a proposal is addressed by the specific policies adopted by the Adviser, it will vote in accordance with those policies.

(ii)	If the Adviser believes it is in the best interest of the Fund to depart from the specific policies provided, the Adviser will be subject to the requirements of (iii) or (iv) below, as applicable.

(iii)
If the proxy proposal (a) is not addressed by the specific policies or (b) requires a case-by-case determination by the Adviser, the Adviser may vote such proxy as it determines to be in the best interest of the Fund, without taking any action described in (iv) below, provided that such vote would be against the Adviser's own interest in the matter (i.e., against the perceived or actual conflict). The Adviser will memorialize the rationale of such votes in writing.

(iv)
If the proxy proposal (a) is not addressed by the specific policies or (b) requires a case-by-case determination by the Adviser, and the Adviser believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Adviser must take one of the following actions in voting such proxy: (1) delegate the voting decision for such proxy proposal to an independent third party, or (2) delegate the voting decision to any "independent" Trustee of the Fund, as applicable.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be reported on Form N-PX with respect to the applicable Fund and be made available no later than August 31 of each year.  Such information can be obtained without charge, upon request, by calling the Administrator at (888) 946-8839.  Such information can also be obtained without charge at the SECs website at http://www.sec.gov.

GENERAL INFORMATION

Independent Registered Public Accounting Firm

Deloitte & Touche LLP ("Deloitte") is the independent registered public accounting firm for the Feeder Funds. The independent registered public accounting firm is responsible for conducting the annual audit of the financial statements of the Feeder Funds. The selection of the independent registered public accounting firm is approved annually by the Board.

FINANCIAL STATEMENTS

Appendix A to this SAI provides financial information regarding the Feeder Funds and the Master Fund. The Feeder Funds' financial statements have been audited by Deloitte.

GOTTEX MULTI-ASSET ENDOWMENT FUND – I

(A Delaware Statutory Trust)

Financial Statements

For the Period from November 2, 2010 to October 31, 2011

GOTTEX MULTI-ASSET ENDOWMENT FUND – I

 (A Delaware Statutory Trust)

For the Period from November 2, 2010 to October 31, 2011

The attached financial statements of the Master Fund (as defined in the notes to the financial statements), into which the Fund invests substantially all of its assets, should be read in conjunction with the financial statements of the Fund.

1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Gottex Multi-Asset Endowment Fund -- I:

We have audited the accompanying statement of assets and liabilities of Gottex Multi-Asset Endowment Fund -- I (the “Fund”) as of October 31, 2011, and the related statement of operations for the period from November 2, 2010 to October 31, 2011, and the statements of changes in net assets and financial highlights for the periods November 2, 2010 to October 31, 2011 and May 3, 2010 (Date of Organization) to November 1, 2010.  These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gottex Multi-Asset Endowment Fund -- I as of October 31, 2011, the results of its operations for the period from November 2, 2010 to October 31, 2011, and the changes in its net assets and its financial highlights for the periods November 2, 2010 to October 31, 2011 and May 3, 2010 (Date of Organization) to November 1, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/Deloitte & Touche LLP

Boston, Massachusetts

December 29, 2011

2

GOTTEX MULTI- ASSET ENDOWMENT FUND – I

 (A Delaware Statutory Trust)

Statement of Assets and Liabilities

As of October 31, 2011

Assets
Investment in Master Fund	$100,000
Deferred offering costs	118,409
Total Assets		$218,409

Liabilities
Payable to Adviser for offering expense	86,486
Payable for offering expense (registration fees)	14,189
Payable for offering expense (legal)	12,704
Payable for offering expense (blue sky)	5,030
Total Liabilities		118,409

Net Assets		$100,000

Net assets were comprised of:
Common stock at par (Note 1)		$100,000
Accumulated net investment income		-

Net Assets, October 31, 2011		$100,000

Net asset value per common share:
Equivalent to 10,000 shares of common stock issued and outstanding, 100,000 shares authorized as of the date hereof		$10.00

See Notes to Financial Statements.

3

GOTTEX MULTI- ASSET ENDOWMENT FUND – I

 (A Delaware Statutory Trust)

Statement of Operations

For the Period from November 2, 2010 to October 31, 2011

Income
Investment income	$-

Expenses
Organizational expense (legal)	4,537
Organizational expense (audit)	7,084
Organizational expense (trustee)	833
Organizational expense (other)	2,704

Net investment loss, before reimbursement		15,158

Reimbursement from the Adviser		(15,158)

Net Investment Income		$-

See Notes to Financial Statements.

4

GOTTEX MULTI- ASSET ENDOWMENT FUND – I

 (A Delaware Statutory Trust)

Statements of Changes in Net Assets

	For the Period November 2, 2010 to October 31, 2011	For the Period May 3, 2010 (Date of Organization) to November 1, 2010
Operations
Net investment income	$-	$-

Capital Share Transactions
Net proceeds from issuance of common shares (10,000 shares)	-	100,000

Total increase	-	100,000

Net Assets
Beginning of period	100,000	-
End of period	$100,000	$100,000

See Notes to Financial Statements.

5

GOTTEX MULTI-ASSET ENDOWMENT FUND – I

 (A Delaware Statutory Trust)

Financial Highlights

Net Asset Value, May 3, 2010	$10.00
Income from investment operations:
Net investment income	0.00
Total from investment operations:	0.00
Net Asset Value, November 1, 2010	$10.00
Income from investment operations:
Net investment income	0.00
Total from investment operations:	0.00
Net Asset Value, October 31, 2011	$10.00

	For the Period November 2, 2010 to October 31, 2011	For the Period May 3, 2010 (Date of Organization) to November 1, 2010
Total Return	0.00%	0.00%
Net investment income*	0.00%	0.00%
Expenses, excluding reimbursement from Adviser	15.20%	55.15%
Reimbursement from Adviser*	(15.20)%	(55.15)%
Net expenses*	0.00%	0.00%
Net assets, end of period (in thousands)	$100	$100

*Annualized.

See Notes to Financial Statements.

6

GOTTEX MULTI-ASSET ENDOWMENT FUND – I

 (A Delaware Statutory Trust)

Notes to Financial Statements

Organization

The Gottex Multi-Asset Endowment Fund –  I (the “Fund”) was organized on May 3, 2010 as a Delaware statutory trust that is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company.  The Fund and Master Fund (as defined below) are managed by Gottex Fund Management, Ltd. (the “Adviser”), a Delaware corporation registered under the Investment Advisers Act of 1940, as amended.  The Fund has had no operations to date other than a sale of 10,000 shares of common stock to the Adviser for its seed investment of $100,000 ($10.00 per share).  The Fund is organized as a feeder fund in a master/feeder structure and invests substantially all of its assets in the Gottex Multi-Asset Endowment Master Fund (the “Master Fund”). The Fund and the Master Fund's investment objectives are to seek maximum total return, primarily through seeking capital appreciation and/or income, consistent with an acceptable level of risk (as determined by the Adviser).  The Master Fund (and the Fund through its investment in the Master Fund) pursues this objective by employing a multi-asset, multi-strategy, "endowment style" investment program under which it will seek to construct a broadly-diversified portfolio that attempts to capture longer-term appreciation, notwithstanding possible losses and/or volatile investment performance in the short-term, through the identification of investment opportunities across a broad range of alternative and traditional assets in multiple asset categories (the "Asset Classes").  The Master Fund will invest in the Asset Classes either: (i) indirectly, through investments in private investment funds, exchange-traded funds or other pooled investment vehicles (collectively, "Portfolio Funds") (which may include vehicles commonly known as "hedge funds") that invest, in whole or in part, in such Asset Classes (or that seek economic exposure to the performance of the Asset Classes); or (ii) directly, as managed by one or more sub-advisers selected by the Adviser ("Sub-Advisers").   Each portion of the Master Fund's investable assets managed by a Sub-Adviser is referred to as a "Portfolio Sleeve" and collectively as "Portfolio Sleeves."

The Master Fund has been organized but has not commenced operations.

Valuations of Investments

The Fund will invest all or substantially all of its investable assets in the Master Fund.  The net asset value of the Fund is generally based on the net asset value of its interest in the Master Fund (as well as the value of any cash or other similar short-term asset or receivable held by the Fund).  The Master Fund is valued at Net Asset Value (the “NAV”) as described in the Fund’s prospectus and in the attached financial statements of the Master Fund.

7

Indemnifications

In the normal course of business, the Fund enters into contracts that provide general indemnifications.  The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, the risk of loss from such claims is considered remote.

Federal Income Taxes

The Fund intends to be treated as a “Regulated Investment Company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, and to qualify as a RIC for federal tax purposes.  As such, the Fund will generally not be subject to federal income tax on its taxable income and gains that it distributes to shareholders.  The Fund intends to distribute its income and gains in a way that it will not be subject to a federal excise tax on certain undistributed amounts.  The Fund has no uncertain tax positions and has yet to file any income tax returns.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Agreements

The Fund and Master Fund have each entered into an investment advisory agreement with the Adviser.  In consideration of services provided by the Adviser, the Master Fund pays the Adviser a monthly management fee computed at the annual rate of 1.00% of the Master Fund’s NAV.  In addition to the Management Fee, each Portfolio Sleeve of the Master Fund is subject to a sub-advisory fee, payable by the Master Fund to the applicable Sub-Adviser with respect to the assets of the Master Fund that are allocated to that Portfolio Sleeve.

The Adviser, in its sole discretion, determines the particular portion of assets to be allocated for management by each Sub-Adviser.  Additional Sub-Advisers may be retained from time to time, subject to the approval of the Board and shareholders of the Master Fund, including each feeder fund.  The fees payable to the current Sub-Advisers as an annual percentage of the Master Fund’s net assets managed by the Sub-Adviser are as follows:

Sub-Adviser	Sub-Advisory Fee

Kennedy Capital Management, Inc.	1.00% on the first $30 million
0.90% on the next $20 million
0.80% on amounts over $50 million

Origin Asset Management, LLP	0.90% on the first $10 million
0.80% on the next $10 million
0.65% on amounts over $20 million

SG Capital Management, LLC	1.00%

8

The Fund indirectly incurs the Adviser and Sub-Adviser fees as a shareholder in the Master Fund.

The Master Fund will also pay the Adviser a performance-based incentive fee (the “Incentive Fee”) after the end of each twelve-month period ending on the Master Fund’s fiscal year-end (the “Fiscal Period”).  The Incentive Fee with respect to a Fiscal Period is an amount equal to 5.0% of the aggregate amount by which the Master Fund's net profits for such period exceeds the hurdle (as defined in the Fund's prospectus) plus any fee catch-up (as described in the Fund's prospectus).

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement under which the Adviser has agreed to pay or absorb the ordinary operating expenses of the Fund (which includes organization and offering expenses) to the extent necessary to limit the ordinary operating expenses of the Fund to 2.25% per annum of the Fund's average monthly net asset value (the "Expense Limitation").  In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses paid or absorbed in excess of the Expense Limitation for a period not to exceed two years from the end of the fiscal year in which they were incurred and will reimburse the Adviser such amounts, but only to the extent it does not cause the Fund's ordinary operating expenses to exceed the Expense Limitation in effect at the time of reimbursement.

Organizational Expenses and Offering Costs

Organizational expenses of $15,158, which have been incurred for the period from November 2, 2010 to October 31, 2011, have been presented as an expense and reimbursement from the Adviser in the accompanying Statement of Operations.  Pursuant to the Expense Limitation Agreement, the Adviser is entitled to recoup certain expenses associated with the organization of the Trust for a period of up to two years from commencement of operations. Since the organization of the Fund, organizational expenses of $42,658 have been reimbursed by the Adviser and are subject to recoupment.  Offering costs, estimated to be approximately $118,409, have been deferred and will be amortized to expense over twelve months on a straight-line basis after operations begin and subject to the Expense Limitation Agreement discussed above.

Subsequent Events

Management has evaluated the events and transactions through the date the financial statements were issued and determined there were no other subsequent events that required adjustment to our disclosure in the financial statements except for the following:  The Fund intends to commence operations on January 1, 2012.

9

GOTTEX MULTI-ASSET ENDOWMENT FUND – II

(A Delaware Statutory Trust)

Financial Statements

For the Period from November 2, 2010 to October 31, 2011

GOTTEX MULTI- ASSET ENDOWMENT FUND – II

 (A Delaware Statutory Trust)

For the Period from November 2, 2010 to October 31, 2011

The attached financial statements of the Master Fund (as defined in the notes to the financial statements), into which the Fund invests substantially all of its assets, should be read in conjunction with the financial statements of the Fund.

1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Gottex Multi-Asset Endowment Fund -- II:

We have audited the accompanying statement of assets and liabilities of Gottex Multi-Asset Endowment Fund -- II (the “Fund”) as of October 31, 2011, and the related statement of operations for the period from November 2, 2010 to October 31, 2011, and the statements of changes in net assets and financial highlights for the periods November 2, 2010 to October 31, 2011 and May 3, 2010 (Date of Organization) to November 1, 2010.  These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gottex Multi-Asset Endowment Fund -- II as of October 31, 2011, the results of its operations for the period from November 2, 2010 to October 31, 2011, and the changes in its net assets and its financial highlights for the periods November 2, 2010 to October 31, 2011 and May 3, 2010 (Date of Organization) to November 1, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/Deloitte & Touche LLP

Boston, Massachusetts

December 29, 2011

2

GOTTEX MULTI- ASSET ENDOWMENT FUND – II

 (A Delaware Statutory Trust)

Statement of Assets and Liabilities

As of October 31, 2011

Assets
Investment in Master Fund	$100,000
Deferred offering costs	118,409
Total Assets		$218,409

Liabilities
Payable to Adviser for offering expense	86,486
Payable for offering expense (registration fees)	14,189
Payable for offering expense (legal)	12,704
Payable for offering expense (blue sky)	5,030
Total Liabilities		118,409

Net Assets		$100,000

Net assets were comprised of:
Common stock at par (Note 1)		$100,000
Accumulated net investment income		-

Net Assets, October 31, 2011		$100,000

Net asset value per common share:
Equivalent to 10,000 shares of common stock issued and outstanding, 100,000 shares authorized as of the date hereof		$10.00

See Notes to Financial Statements.

3

GOTTEX MULTI- ASSET ENDOWMENT FUND – II

 (A Delaware Statutory Trust)

Statement of Operations

For the Period from November 2, 2010 to October 31, 2011

Income
Investment income	$-

Expenses
Organizational expense (legal)	4,537
Organizational expense (audit)	7,084
Organizational expense (trustee)	833
Organizational expense (other)	2,404

Net investment loss, before reimbursement		14,858

Reimbursement from the Adviser		(14,858)

Net Investment Income		$-

See Notes to Financial Statements.

4

GOTTEX MULTI- ASSET ENDOWMENT FUND – II

 (A Delaware Statutory Trust)

Statements of Changes in Net Assets

	For the Period November 2, 2010 to October 31, 2011	For the Period May 3, 2010 (Date of Organization) to November 1, 2010
Operations
Net investment income	$-	$-

Capital Share Transactions
Net proceeds from issuance of common shares (10,000 shares)	-	100,000

Total increase	-	100,000

Net Assets
Beginning of period	100,000	-
End of period	$100,000	$100,000

See Notes to Financial Statements.

5

GOTTEX MULTI-ASSET ENDOWMENT FUND – II

 (A Delaware Statutory Trust)

Financial Highlights

Net Asset Value, May 3, 2010	$10.00
Income from investment operations:
Net investment income	0.00
Total from investment operations:	0.00
Net Asset Value, November 1, 2010	$10.00
Income from investment operations:
Net investment income	0.00
Total from investment operations:	0.00
Net Asset Value, October 31, 2011	$10.00

	For the Period November 2, 2010 to October 31, 2011	For the Period May 3, 2010 (Date of Organization) to November 1, 2010
Total Return	0.00%	0.00%
Net investment income*	0.00%	0.00%
Expenses, excluding reimbursement from Adviser*	14.90%	55.15%
Reimbursement from Adviser*	(14.90)%	(55.15)%
Net expenses*	0.00%	0.00%
Net assets, end of period (in thousands)	$100	$100

*Annualized.

See Notes to Financial Statements.

6

GOTTEX MULTI-ASSET ENDOWMENT FUND – II

 (A Delaware Statutory Trust)

Notes to Financial Statements

Organization

The Gottex Multi-Asset Endowment Fund –  II (the “Fund”) was organized on May 3, 2010 as a Delaware statutory trust that is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company.  The Fund and Master Fund (as defined below) are managed by Gottex Fund Management, Ltd. (the “Adviser”), a Delaware corporation registered under the Investment Advisers Act of 1940, as amended.  The Fund has had no operations to date other than a sale of 10,000 shares of common stock to the Adviser for its seed investment of $100,000 ($10.00 per share).  The Fund is organized as a feeder fund in a master/feeder structure and invests substantially all of its assets in the Gottex Multi-Asset Endowment Master Fund (the “Master Fund”). The Fund and the Master Fund's investment objectives are to seek maximum total return, primarily through seeking capital appreciation and/or income, consistent with an acceptable level of risk (as determined by the Adviser).  The Master Fund (and the Fund through its investment in the Master Fund) pursues this objective by employing a multi-asset, multi-strategy, "endowment style" investment program under which it will seek to construct a broadly-diversified portfolio that attempts to capture longer-term appreciation, notwithstanding possible losses and/or volatile investment performance in the short-term, through the identification of investment opportunities across a broad range of alternative and traditional assets in multiple asset categories (the "Asset Classes").  The Master Fund will invest in the Asset Classes either: (i) indirectly, through investments in private investment funds, exchange-traded funds or other pooled investment vehicles (collectively, "Portfolio Funds") (which may include vehicles commonly known as "hedge funds") that invest, in whole or in part, in such Asset Classes (or that seek economic exposure to the performance of the Asset Classes); or (ii) directly, as managed by one or more sub-advisers selected by the Adviser ("Sub-Advisers").   Each portion of the Master Fund's investable assets managed by a Sub-Adviser is referred to as a "Portfolio Sleeve" and collectively as "Portfolio Sleeves."

The Master Fund has been organized but has not commenced operations.

Valuations of Investments

The Fund will invest all or substantially all of its investable assets in the Master Fund.  The net asset value of the Fund is generally based on the net asset value of its interest in the Master Fund (as well as the value of any cash or other similar short-term asset or receivable held by the Fund).  The Master Fund is valued at Net Asset Value (the “NAV”) as described in the Fund’s prospectus and in the attached financial statements of the Master Fund.

7

Indemnifications

In the normal course of business, the Fund enters into contracts that provide general indemnifications.  The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, the risk of loss from such claims is considered remote.

Federal Income Taxes

The Fund intends to be treated as a “Regulated Investment Company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, and to qualify as a RIC for federal tax purposes.  As such, the Fund will generally not be subject to federal income tax on its taxable income and gains that it distributes to shareholders.  The Fund intends to distribute its income and gains in a way that it will not be subject to a federal excise tax on certain undistributed amounts.  The Fund has no uncertain tax positions and has yet to file any income tax returns.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Agreements

The Fund and Master Fund have each entered into an investment advisory agreement with the Adviser.  In consideration of services provided by the Adviser, the Master Fund pays the Adviser a monthly management fee computed at the annual rate of 1.00% of the Master Fund’s NAV.  In addition to the Management Fee, each Portfolio Sleeve of the Master Fund is subject to a sub-advisory fee, payable by the Master Fund to the applicable Sub-Adviser with respect to the assets of the Master Fund that are allocated to that Portfolio Sleeve.

The Adviser, in its sole discretion, determines the particular portion of assets to be allocated for management by each Sub-Adviser.  Additional Sub-Advisers may be retained from time to time, subject to the approval of the Board and shareholders of the Master Fund, including each feeder fund.  The fees payable to the current Sub-Advisers as an annual percentage of the Master Fund’s net assets managed by the Sub-Adviser are as follows:

Sub-Adviser	Sub-Advisory Fee

Kennedy Capital Management, Inc.	1.00% on the first $30 million
0.90% on the next $20 million
0.80% on amounts over $50 million

Origin Asset Management, LLP	0.90% on the first $10 million
0.80% on the next $10 million
0.65% on amounts over $20 million

SG Capital Management, LLC	1.00%

8

The Fund indirectly incurs the Adviser and Sub-Adviser fees as a shareholder in the Master Fund.

The Master Fund will also pay the Adviser a performance-based incentive fee (the “Incentive Fee”) after the end of each twelve-month period ending on the Master Fund’s fiscal year-end (the “Fiscal Period”).  The Incentive Fee with respect to a Fiscal Period is an amount equal to 5.0% of the aggregate amount by which the Master Fund's net profits for such period exceeds the hurdle (as defined in the Fund's prospectus) plus any fee catch-up (as described in the Fund's prospectus).

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement under which the Adviser has agreed to pay or absorb the ordinary operating expenses of the Fund (which includes organization and offering expenses) to the extent necessary to limit the ordinary operating expenses of the Fund to 2.25% per annum of the Fund's average monthly net asset value (the "Expense Limitation").  In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses paid or absorbed in excess of the Expense Limitation for a period not to exceed two years from the end of the fiscal year in which they were incurred and will reimburse the Adviser such amounts, but only to the extent it does not cause the Fund's ordinary operating expenses to exceed the Expense Limitation in effect at the time of reimbursement.

Organizational Expenses and Offering Costs

Organizational expenses of $14,858, which have been incurred for the period from November 2, 2010 to October 31, 2011, have been presented as an expense and reimbursement from the Adviser in the accompanying Statement of Operations.  Pursuant to the Expense Limitation Agreement, the Adviser is entitled to recoup certain expenses associated with the organization of the Trust for a period of up to two years from commencement of operations. Since the organization of the Fund, organizational expenses of $42,358 have been reimbursed by the Adviser and are subject to recoupment.  Offering costs, estimated to be approximately $118,409, have been deferred and will be amortized to expense over twelve months on a straight-line basis after operations begin and subject to the Expense Limitation Agreement discussed above.

Subsequent Events

Management has evaluated the events and transactions through the date the financial statements were issued and determined there were no other subsequent events that required adjustment to our disclosure in the financial statements except for the following:  The Fund intends to commence operations on January 1, 2012.

9

GOTTEX MULTI-ASSET ENDOWMENT MASTER FUND

(A Delaware Statutory Trust)

Financial Statements

For the Period from November 2, 2010 to October 31, 2011

GOTTEX MULTI-ASSET ENDOWMENT MASTER FUND

 (A Delaware Statutory Trust)

For the Period from November 2, 2010 to October 31, 2011

1

INDEPENDENT AUDITORS’ REPORT

To the Shareholders and Board of Trustees of Gottex Multi-Asset Endowment Master Fund:

We have audited the accompanying statement of assets and liabilities of Gottex Multi-Asset Endowment Master Fund (the “Fund”) as of October 31, 2011, and the related statement of operations for the period from November 2, 2010 to October 31, 2011, and the statements of changes in net assets and financial highlights for the periods November 2, 2010 to October 31, 2011 and May 3, 2010 (Date of Organization) to November 1, 2010.  These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gottex Multi-Asset Endowment Master Fund as of October 31, 2011, the results of its operations for the period from November 2, 2010 to October 31, 2011, and the changes in its net assets and its financial highlights for the periods November 2, 2010 to October 31, 2011 and May 3, 2010 (Date of Organization) to November 1, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/Deloitte & Touche LLP

Boston, Massachusetts

December 29, 2011

2

GOTTEX MULTI-ASSET ENDOWMENT MASTER FUND

(A Delaware Statutory Trust)

Statement of Assets and Liabilities

As of October 31, 2011

Assets
Cash	$200,000
Deferred offering costs	37,852
Total Assets		$237,852

Liabilities
Payable to Adviser for offering expense	31,500
Payable for offering expense (legal)	6,352
Total Liabilities		37,852

Net Assets		$200,000

Net assets were comprised of:
Common stock at par (Note 1)		$200,000
Accumulated net investment income		-

Net Assets, October 31, 2011		$200,000

Net asset value per common share:
Equivalent to 20,000 shares of common stock issued and outstanding, 100,000 shares authorized as of the date hereof		$10.00

See Notes to Financial Statements.

3

GOTTEX MULTI-ASSET ENDOWMENT MASTER FUND

(A Delaware Statutory Trust)

Statement of Operations

For the Period from November 2, 2010 to October 31, 2011

Income
Investment income	$-

Expenses
Organizational expense (insurance)	29,816
Organizational expense (audit)	7,084
Organizational expense (legal)	4,537
Organizational expense (trustee)	833
Organizational expense (other)	1,329

Net investment loss, before reimbursement		43,599

Reimbursement from the Adviser		(43,599)

Net Investment Income		$-

See Notes to Financial Statements.

4

GOTTEX MULTI-ASSET ENDOWMENT MASTER FUND

(A Delaware Statutory Trust)

Statements of Changes in Net Assets

	For the Period November 2, 2010 to October 31, 2011	For the Period May 3, 2010 (Date of Organization) to November 1, 2010

Operations
Net investment income	$-	$-

Capital Share Transactions
Net proceeds from issuance of common shares (20,000 shares)	-	200,000

Total increase	-	200,000

Net Assets
Beginning of period	200,000	-
End of period	$200,000	$200,000

See Notes to Financial Statements.

5

GOTTEX MULTI-ASSET ENDOWMENT MASTER FUND

 (A Delaware Statutory Trust)

Financial Highlights

Net Asset Value, May 3, 2010	$10.00
Income from investment operations:
Net investment income	0.00
Total from investment operations:	0.00
Net Asset Value, November 1, 2010	$10.00
Income from investment operations:
Net investment income	0.00
Total from investment operations:	0.00
Net Asset Value, October 31, 2011	$10.00

	For the Period November 2, 2010 to October 31, 2011	For the Period May 3, 2010 (Date of Organization) to November 1, 2010
Total Return	0.00%	0.00%
Net investment income*	0.00%	0.00%
Expenses, excluding reimbursement from Adviser*	21.86%	27.58%
Reimbursement from Adviser*	(21.86)%	(27.58)%
Net expenses*	0.00%	0.00%
Net assets, end of period (in thousands)	$200	$200

*Annualized.

See Notes to Financial Statements.

6

GOTTEX MULTI-ASSET ENDOWMENT MASTER FUND

(A Delaware Statutory Trust)

Notes to Financial Statements

Organization

The Gottex Multi-Asset Endowment Master Fund (the “Fund”) was organized on May 3, 2010 as a Delaware statutory trust that is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company.  The Fund is managed by Gottex Fund Management, Ltd. (the “Adviser”), a Delaware corporation registered under the Investment Advisers Act of 1940, as amended.  The Fund has had no operations to date other than a sale of 10,000 shares of common stock to Gottex Multi-Asset Endowment Fund – I  for $100,000 ($10.00 per share) and a sale of 10,000 shares of common stock to Gottex Multi-Asset Endowment Fund –II  for $100,000 ($10.00 per share).    The Fund's investment objective is to seek maximum total return, primarily through seeking capital appreciation and/or income, consistent with an acceptable level of risk (as determined by the Adviser).  The Fund pursues this objective by employing a multi-asset, multi-strategy, "endowment style" investment program under which it will seek to construct a broadly-diversified portfolio that attempts to capture longer-term appreciation, notwithstanding possible losses and/or volatile investment performance in the short-term, through the identification of investment opportunities across a broad range of alternative and traditional assets in multiple asset categories (the "Asset Classes").  The Fund will invest in the Asset Classes either: (i) indirectly, through investments in private investment funds, exchange-traded funds or other pooled investment vehicles (collectively, "Portfolio Funds") (which may include vehicles commonly known as "hedge funds") that invest, in whole or in part, in such Asset Classes (or that seek economic exposure to the performance of the Asset Classes); or (ii) directly, as managed by one or more sub-advisers selected by the Adviser ("Sub-Advisers").   Each portion of the Fund's investable assets managed by a Sub-Adviser is referred to as a "Portfolio Sleeve" and collectively as "Portfolio Sleeves."

Valuations of Investments

Upon commencement of operations, the Fund will value interests in the underlying portfolio funds at fair value, which ordinarily will be the value determined by their respective investment managers, in accordance with procedures established by the Board of Trustees (the ”Board”).  Investments in underlying funds are subject to the terms of the underlying funds’ offering documents.  Valuations of the underlying funds may be subject to estimates and are net of management and performance incentive fees or allocations payable by the underlying funds’ as required by the underlying funds’ offering documents.  If the Adviser determines that the most recent value reported by the underlying fund does not represent fair value or if the underlying fund fails to report a value to the Fund, a fair value determination is made under procedures established by and under the general supervision of the Board.

7

Federal Income Taxes

The Fund intends to be treated as a “Regulated Investment Company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, and to qualify as a RIC for federal tax purposes.  As such, the Fund will generally not be subject to federal income tax on its taxable income and gains that it distributes to shareholders.  The Fund intends to distribute its income and gains in a way that it will not be subject to a federal excise tax on certain undistributed amounts.  The Fund has no uncertain tax positions and has yet to file any income tax returns.

Indemnifications

In the normal course of business, the Fund enters into contracts that provide general indemnifications.  The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, the risk of loss from such claims is considered remote.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Agreements

The Fund has entered into an investment advisory agreement with the Adviser.  In consideration of services provided by the Adviser, the Fund pays the Adviser a monthly management fee (“Management Fee”) computed at the annual rate of 1.00% of the Fund’s NAV.

In addition to the Management Fee, each Portfolio Sleeve of the Fund is subject to a sub-advisory fee, payable by the Fund to the applicable Sub-Adviser with respect to the assets of the Fund that are allocated to that Portfolio Sleeve.

The Adviser, in its sole discretion, determines the particular portion of Portfolio assets to be allocated for management by each Sub-Adviser.  Additional Sub-Advisers may be retained from time to time, subject to the approval of the Board and shareholders of the Fund.  The fees payable to the current Sub-Advisers as an annual percentage of the Fund’s net assets managed by the Sub-Adviser are as follows:

8

Sub-Adviser	Sub-Advisory Fee

Kennedy Capital Management, Inc.	1.00% on the first $30 million
0.90% on the next $20 million
0.80% on amounts over $50 million

Origin Asset Management, LLP	0.90% on the first $10 million
0.80% on the next $10 million
0.65% on amounts over $20 million

SG Capital Management, LLC	1.00%

The Fund will also pay the Adviser a performance-based incentive fee (the “Incentive Fee”) after the end of each twelve-month period ending on the Fund’s fiscal year-end (the “Fiscal Period”).

The Incentive Fee with respect to a Fiscal Period is an amount equal to 5.0% of the aggregate amount by which the Fund's net profits for such period exceeds the hurdle (as defined in the Fund's prospectus) plus any fee catch-up (as described in the Fund's prospectus).

Organizational Expenses and Offering Costs

Organizational expenses of $43,599, which have been incurred for the period from November 2, 2010 to October 31, 2011, have been presented as an expense and reimbursement from the Adviser in the accompanying Statement of Operations.  Pursuant to the Expense Limitation Agreement, the Adviser is entitled to recoup certain expenses associated with the organization of the Trust for a period of up to two years from commencement of operations. Since the organization of the Fund, organizational expenses of $71,099 have been reimbursed by the Adviser and are subject to recoupment.  Offering costs, estimated to be approximately $37,852, have been deferred and will be amortized to expense over twelve months on a straight-line basis after operations begin and subject to the Expense Limitation Agreement of each feeder fund.

Subsequent Events

Management has evaluated the events and transactions through the date the financial statements were issued and determined there were no other subsequent events that required adjustment to our disclosure in the financial statements except for the following:  The Fund intends to commence operations on January 1, 2012.

9